             As filed with the Securities and Exchange Commission
                               on June 30, 1997
                      Registration No. 33-64352; 811-7780

--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [_]

                        Post-Effective Amendment No. 7                      [X]

                                     AND

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [_]

                                Amendment No. 9                             [X]

                        (Check appropriate box or boxes)

                               STAGECOACH TRUST
              (Exact Name of Registrant as specified in Charter)
                               111 Center Street
                         Little Rock, Arkansas  72201
         (Address of Principal Executive Offices, including Zip Code)

      Registrant's Telephone Number, including Area code:  (800) 643-9691

                             Richard H. Blank, Jr.
                               c/o Stephens Inc.
                               111 Center Street
                         Little Rock, Arkansas  72201
                    (Name and Address of Agent for Service)

                                With a copy to:
                            Robert M. Kurucza, Esq.
                            Marco E. Adelfio, Esq.
                            Morrison & Foerster LLP
                        2000 Pennsylvania Avenue, N.W.
                            Washington, D.C.  20006

It is proposed that this filling will become effective (check appropriate box):

[X] Immediately upon filing pursuant to Rule 485(b), or [_] on _________, pursuant to Rule 485(b)

[_] 60 days after filing pursuant to Rule 485(a)(1), or [_] on _________, pursuant to Rule 485(a)(1)

[_] 75 days after filing pursuant to Rule 485(a)(2), or [_] on _________, pursuant to Rule 485(a)(2)

If appropriate, check the following box:

[_] this post effective amendment designates a new effective date for a previously filed post-effective amendment.


The Registrant has registered an indefinite number of shares of its Common Stock, $.001 par value, under the Securities Act of 1933, pursuant to Rule 24f-2 under the Investment Company Act 1940, as amended. The Registrant filed the notice required by Rule 24f-2 for its most recent fiscal year ended February 28, 1997, with the Securities and Exchange Commission on April 28, 1997.

This Post-Effective Amendment to the Registrant's Registration Statement has also been executed by Master Investment Portfolio (a registered investment company with separate series in which certain of the Registrant's series invest substantially all of their assets) and its trustees and principal officer.

                                EXPLANATORY NOTE
                                ----------------

     This Post-Effective Amendment is being filed to add to the Trust's Registration Statement the audited financial statements and certain related financial information for the fiscal year ended February 28, 1997 for the LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds, and corresponding Master Portfolios, and to make certain other non-material changes to the Registration Statement.

                                LIFEPATH FUNDS
                                --------------
                             Cross Reference Sheet
                             ---------------------

Form N-1A Item Number
---------------------


Part A          Prospectus Captions
------          -------------------
1               Cover Page
2               Summary of Fund Expenses
3               Financial Highlights
4               Description of the Funds
                Appendix
5               Management of the Funds
6               Management of the Funds
                Dividends and Distributions
                Taxes
                Performance Information
                General Information
7               Investing in the Funds
                Exchange Privilege
                Dividends and Distributions
8               How to Redeem Shares
9               Not Applicable


Part B          Statement of Additional Information Captions
------          --------------------------------------------
10              Cover Page
11              Table of Contents
12              Management of the Trust
13              Investment Objectives and Management Policies
                Appendix
14              Management of the Trust
15              Information About the Funds
                Capital Stock
16              Management of the Trust
                Independent Auditors
                Counsel
17              Portfolio Transactions
18              Capital Stock
19              Purchase and Redemption of Shares
                Determination of Net Asset Value
20              Dividends, Distributions and Taxes
21              Management Arrangements
22              Performance Information
23              Financial Information
                Financial Statements


Part C          General Information
------          -------------------
24-32           Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.


                  [LOGO OF STAGECOACH FUNDS(R) APPEARS HERE]

                     ------------------------------------
                                   PROSPECTUS

                     ------------------------------------

                          STAGECOACH LIFEPATH(TM)FUNDS

                             LIFEPATH 2000(TM) FUND

                             LIFEPATH 2010(TM) FUND

                             LIFEPATH 2020(TM) FUND

                             LIFEPATH 2030(TM) FUND

                             LIFEPATH 2040(TM) FUND

                              CLASS A AND CLASS B

                               June 30, 1997

                              STAGECOACH FUNDS(R)
                         STAGECOACH LIFEPATH(TM) FUNDS
                           CLASS A AND CLASS B SHARES

 The LIFEPATH FUNDS consist of five asset allocation funds (the "LifePath Funds") offered by Stagecoach Trust (the "Trust"), an open-end, management investment company. By this Prospectus, the Trust is offering Class A and Class B shares of the LifePath Funds. The LifePath Funds seek to provide investors with an asset allocation strategy designed to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk that investors, on average, may be willing to accept given their investment time horizons.

 Investors are encouraged to select a particular LifePath Fund based on the decade of their anticipated retirement or when they anticipate beginning to withdraw substantial portions of their investment.

 . LIFEPATH 2000 FUND is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2000.

 . LIFEPATH 2010 FUND is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2010.

 . LIFEPATH 2020 FUND is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

 . LIFEPATH 2030 FUND is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

 . LIFEPATH 2040 FUND is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

 Please read this Prospectus before investing and retain it for future reference. It sets forth concisely information about the Funds that a prospective investor should know before investing. A Statement of Additional Information ("SAI") dated June 30, 1997 has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. For a free copy, write to the Trust c/o Wells Fargo Bank, N.A. - Stagecoach Shareholder Services, P.O. Box 7066, San Francisco, California 94120-7066, or call 1-800-222-8222. The SAI and other information is available on the SEC's Web site (http://www.sec.gov). If you hold shares in an IRA, please call 1-800-BEST-IRA (1-800-237-8472) for information or assistance.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY WELLS FARGO BANK, N.A., BARCLAYS GLOBAL FUND ADVISORS OR ANY OF THEIR AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         PROSPECTUS DATED JUNE 30, 1997

                                                                      PROSPECTUS

 Each Fund invests all of its assets in a separate series (each, a "Master Portfolio") of Master Investment Portfolio ("MIP"), an open-end, management investment company, rather than in a portfolio of securities. Each Fund has the same investment objective as the Master Portfolio bearing the corresponding name, and each Fund's investment experience corresponds directly with the relevant Master Portfolio's investment experience. References to the investments and investment policies and risks of the Funds, unless otherwise indicated, should be understood as references to the investments and investment policies and risks of the corresponding Master Portfolios. Interests in a Master Portfolio may be purchased only by investment companies or accredited investors.

   BARCLAYS GLOBAL FUND ADVISORS SERVES AS EACH MASTER PORTFOLIO'S INVESTMENT ADVISER AND, TOGETHER WITH ITS AFFILIATES, PROVIDES OTHER SERVICES FOR WHICH IT
  IS COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED WITH BARCLAYS GLOBAL FUND ADVISORS, SERVES AS THE TRUST'S CO-ADMINISTRATOR AND AS DISTRIBUTOR OF
                            EACH FUND'S SHARES.


PROSPECTUS

                               Table of Contents
                                    -------

Summary of Fund Expenses                           1
Financial Highlights                               5
Description of the Funds                           7
Management of the Funds                           13
Investing in the Funds                            18
How to Redeem Shares                              28
Exchange Privilege                                33
Dividends and Distributions                       34
Taxes                                             36
Performance Information                           36
General Information                               38
Appendix                                         A-1


                                                                      PROSPECTUS

                            Summary of Fund Expenses

                       SHAREHOLDER TRANSACTION EXPENSES
                                CLASS A SHARES

                               LIFEPATH  LIFEPATH  LIFEPATH  LIFEPATH  LIFEPATH
                               2000 FUND 2010 FUND 2020 FUND 2030 FUND 2040 FUND
                               --------- --------- --------- --------- ---------
  Maximum Sales Charge on
   Purchases (as a percentage
   of offering price)........    None      4.50%     4.50%     4.50%     4.50%
  Maximum Sales Charge on
   Reinvested Dividends......    None       None      None      None      None
  Maximum Sales Charge on
   Redemptions...............    None       None      None      None      None
  Exchange Fees..............    None       None      None      None      None

                        ANNUAL FUND OPERATING EXPENSES
                 (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                             LIFEPATH  LIFEPATH  LIFEPATH  LIFEPATH  LIFEPATH
                             2000 FUND 2010 FUND 2020 FUND 2030 FUND 2040 FUND
                             --------- --------- --------- --------- ---------
  Management Fees/1/........    .55%      .55%      .55%      .55%      .55%
  12b-1 Fees................    .25%      .25%      .25%      .25%      .25%
  Other Expenses............    .40%      .40%      .40%      .40%      .40%
                               -----     -----     -----     -----     -----
  TOTAL FUND OPERATING
   EXPENSES.................   1.20%     1.20%     1.20%     1.20%     1.20%

 --------------
   /1/ A portion of these fees is covered by a "defensive" Rule 12b-1
       Distribution Plan that does not result in additional expenses to the Funds or Master Portfolios. (See "Management of the Funds -- MIP 12b-1 Plan" for further information.)

 EXAMPLE OF EXPENSES

 An investor would pay the following expenses on a $1,000 investment in Class A shares of a Fund, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                               LIFEPATH  LIFEPATH  LIFEPATH  LIFEPATH  LIFEPATH
                               2000 FUND 2010 FUND 2020 FUND 2030 FUND 2040 FUND
                               --------- --------- --------- --------- ---------
     1 YEAR...................   $ 12      $ 57      $ 57      $ 57      $ 57
     3 YEARS..................   $ 38      $ 81      $ 81      $ 81      $ 81
     5 YEARS..................   $ 66      $108      $108      $108      $108
    10 YEARS..................   $145      $184      $184      $184      $184

                                                                     PROSPECTUS

                       SHAREHOLDER TRANSACTION EXPENSES
                                CLASS B SHARES

                                      LIFEPATH  LIFEPATH  LIFEPATH  LIFEPATH
                                      2010 FUND 2020 FUND 2030 FUND 2040 FUND
                                      --------- --------- --------- ---------
  Maximum Sales Charge on Purchases
   (as a percentage of offering
   price)............................    None      None      None      None
  Maximum Sales Charge on Reinvested
   Dividends.........................    None      None      None      None
  Maximum Sales Charge on
   Redemptions.......................   5.00%     5.00%     5.00%     5.00%
  Exchange Fees......................    None      None      None      None

                         ANNUAL FUND OPERATING EXPENSES
                 (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                        LIFEPATH  LIFEPATH  LIFEPATH  LIFEPATH
                                        2010 FUND 2020 FUND 2030 FUND 2040 FUND
                                        --------- --------- --------- ---------
  Management Fees/1/...................    .55%      .55%      .55%      .55%
  12b-1 Fees...........................    .75%      .75%      .75%      .75%
  Other Expenses.......................    .40%      .40%      .40%      .40%
                                          -----     -----     -----     -----
  TOTAL FUND OPERATING EXPENSES........   1.70%     1.70%     1.70%     1.70%

 --------------
   /1/ A portion of these fees is covered by a "defensive" Rule 12b-1
       Distribution Plan that does not result in additional expenses to the Funds or Master Portfolios. (See "Management of the Funds -- MIP 12b-1 Plan" for further information.)

 EXAMPLE OF EXPENSES

 An investor would pay the following expenses on a $1,000 investment in Class B shares of a Fund, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                         LIFEPATH  LIFEPATH  LIFEPATH  LIFEPATH
                                         2010 FUND 2020 FUND 2030 FUND 2040 FUND
                                         --------- --------- --------- ---------
     1 YEAR.............................   $ 67      $ 67      $ 67      $ 67
     3 YEARS............................   $ 84      $ 84      $ 84      $ 84
     5 YEARS............................   $112      $112      $112      $112
    10 YEARS............................   $175      $175      $175      $175

 An investor would pay the following expenses on a $1,000 investment in Class B shares of a Fund, assuming (1) 5% annual return and (2) no redemption:

                                         LIFEPATH  LIFEPATH  LIFEPATH  LIFEPATH
                                         2010 FUND 2020 FUND 2030 FUND 2040 FUND
                                         --------- --------- --------- ---------
     1 YEAR.............................   $ 17      $ 17      $ 17      $ 17
     3 YEARS............................   $ 54      $ 54      $ 54      $ 54
     5 YEARS............................   $ 92      $ 92      $ 92      $ 92
    10 YEARS............................   $175      $175      $175      $175

EXPLANATION OF TABLES

 The purpose of the foregoing tables is to help a shareholder understand the various costs and expenses that an investor in a Fund will bear directly or indirectly. The foregoing tables reflect expenses at both the Fund and Master Portfolio levels. The tables do not reflect any charges that may be imposed by Wells Fargo Bank or other shareholder servicing agents directly on customer accounts in connection with an investment in a Fund. Long-term shareholders of the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD").

PROSPECTUS

 SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell Fund shares. You are subject to a front-end sales charge on purchases of a Fund's Class A shares (except for the LifePath 2000 Fund) and may be subject to a contingent-deferred sales charge on a Fund's Class B shares if you redeem such shares within a specified period. The Trust reserves the right to impose a charge for wiring redemption proceeds. In certain instances you may qualify for a reduction or waiver of the front-end sales charge. There are no other sales charges, exchange fees or redemption fees. See "Investing In The Funds."

 ANNUAL FUND OPERATING EXPENSES for Class A shares are based on each Fund's actual expenses for the fiscal year ended February 28, 1997. The amounts shown under "Management Fees" and "12b-1 Fees" for Class B shares are based on contract amounts. The amounts shown under "Other Expenses" for the Class B shares are based on estimated amounts expected to be in effect for the current fiscal year. Barclays Global Fund Advisors ("BGFA"), Wells Fargo Bank, N.A. ("Wells Fargo Bank") and Stephens Inc. ("Stephens") at their sole discretion may waive or reimburse all or a portion of their respective fees charged to, or expenses paid by, a Fund or Master Portfolio. Any waivers or reimbursements would reduce a Fund's or Master Portfolio's total expenses and accordingly, have a favorable impact on its performance. For more complete descriptions of the various costs and expenses you can expect to incur as an investor in the Funds, please see "Management of the Funds."

 EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associated with a $1,000 investment over stated periods, based on the expenses in the above tables and an assumed annual rate of return of 5%. This annual rate of return should not be considered an indication of actual or expected performance of a Fund nor a representation of past or future expenses; actual expenses and returns may be greater or less than those shown.

 With regard to the combined fees and expenses of the Funds and their corresponding Master Portfolios, the Trust's Board of Trustees has considered whether the various costs and benefits of investing each Fund's assets in the corresponding Master Portfolio rather than directly in a portfolio of securities would be more or less than if the Fund invested in portfolio securities directly. The Trust's Board of Trustees believes that the aggregate per share expenses of each Fund will not be more than the expenses incurred if the Fund invested directly in the type of securities held by its corresponding Master Portfolio. The Trust's Board of Trustees believes that if other investors invest their assets in the Master Portfolios, certain economic efficiencies may be realized with respect to the Master Portfolios. For example, fixed expenses that otherwise would have been borne solely by a Fund would be spread across a larger assets base provided by more than one fund investing in a Master Portfolio. There can be no assurance that these economic efficiencies will be achieved.

 The Trust is currently authorized to issue a third class of LifePath shares -- the Institutional Class shares -- which are no longer offered for sale or in connection with the Trust's dividend reinvestment plan. In addition, each Master Portfolio may sell its interests to other mutual funds or accredited investors. The expenses and corresponding

                                                                      PROSPECTUS
returns of these other funds may differ from the expenses and returns of the shares described herein. Information regarding these and any other investment options in the Funds or the Master Portfolios may be obtained by calling Stephens at 1-800-643-9691. For additional information, see "Management of the Funds."


PROSPECTUS

                             Financial Highlights

 The following information has been derived from the Financial Highlights of the Class A shares in the Funds' financial statements for the fiscal year ended February 28, 1997. The financial statements are incorporated by reference into the SAI and have been audited by KPMG Peat Marwick LLP, independent auditors, whose report dated April 11, 1997 also is incorporated by reference into the SAI. This information should be read in conjunction with the financial statements and notes thereto. Financial information is not provided for the Class B shares because the Class B shares were not offered during the periods presented.

                        FOR A CLASS A SHARE OUTSTANDING

                                LIFEPATH 2000 FUND                     LIFEPATH 2010 FUND              LIFEPATH 2020 FUND
                      -------------------------------------- -------------------------------------- -------------------------
                       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                      FEBRUARY 28, FEBRUARY 29, FEBRUARY 28, FEBRUARY 28, FEBRUARY 29, FEBRUARY 28, FEBRUARY 28, FEBRUARY 29,
                          1997         1996         1995         1997         1996         1995         1997         1996
                      ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
 Net Asset Value,
  beginning of
  period.........       $ 10.64      $   9.92     $ 10.00      $ 11.42      $  9.99      $ 10.00      $  11.98     $  10.17
 Income from
  investment
  operations:
 Net investment
  income.........          0.42          0.40        0.34         0.34         0.32         0.34          0.27         0.27
 Net realized and
  unrealized
  gain/(loss) on
  investments....          0.28          0.86       (0.14)        0.95         1.58        (0.02)         1.43         2.03
                        -------      --------     -------      -------      -------      -------      --------     --------
 Total from
  investment
  operations.....          0.70          1.26        0.20         1.29         1.90         0.32          1.70         2.30
 Less
  distributions:
 From net
  investment
  income.........         (0.42)        (0.41)      (0.27)       (0.34)       (0.33)       (0.28)        (0.28)       (0.28)
 From net
  realized
  capital gains..         (0.21)        (0.13)      (0.01)       (0.17)       (0.14)       (0.05)        (0.42)       (0.21)
                        -------      --------     -------      -------      -------      -------      --------     --------
 Total
  Distributions..         (0.63)        (0.54)      (0.28)       (0.51)       (0.47)       (0.33)        (0.70)       (0.49)
                        -------      --------     -------      -------      -------      -------      --------     --------
 Net Asset Value,
  end of period..       $ 10.71      $  10.64     $  9.92      $ 12.20      $ 11.42      $  9.99      $  12.98     $  11.98
                        =======      ========     =======      =======      =======      =======      ========     ========
 Total Return
  (not
  annualized)....          6.74%        12.98%       2.10%       11.60%       19.40%        3.31%        14.65%       22.94%
 Ratios/Supplemental
  Data:
 Net assets, end
  of period
  (000)..........       $84,949      $100,070     $54,617      $82,971      $67,178      $36,764      $146,226     $122,488
 Number of shares
  outstanding,
  end of period
  (000)..........         7,934         9,406       5,503        6,801        5,883        3,679        11,264       10,224
 Ratios to
  average net
  assets
  (annualized)/1/
 Ratio of
  expenses to
  average net
  assets.........          1.20%         1.20%       1.20%        1.20%        1.20%        1.20%         1.20%        1.20%
 Ratio of net
  investment
  income to
  average net
  assets.........          3.93%         4.00%       4.62%        3.16%        3.06%        4.40%         2.33%        2.45%
 Portfolio
  Turnover
  Rate/2/........           108%           84%         17%          73%          39%          24%           61%          49%
 Average
  Commission Rate
  Paid/3/........       $0.0401            --          --      $0.0404           --           --      $ 0.0451           --

-------------

/1/ Ratios include expenses charged to the Master Portfolio.
/2/ The Portfolio Turnover Rate reflects activity by the Master Portfolio. For the year ended February 28, 1995, the Master Portfolio was audited by other auditors.
/3/ The Average Commission Rate Paid reflects activity by the Master Portfolio during the fiscal year ended February 28, 1997. For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary depending on, among other things, the mix of trades, trading practices and commission rate structures.
                                                                    (Continued)

                                                                  PROSPECTUS

                             LIFEPATH
                            2020 FUND             LIFEPATH 2030 FUND                     LIFEPATH 2040 FUND
                           ------------ -------------------------------------- --------------------------------------
                            YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                           FEBRUARY 28, FEBRUARY 28, FEBRUARY 29, FEBRUARY 28, FEBRUARY 28, FEBRUARY 29, FEBRUARY 28,
                               1995         1997         1996         1995         1997         1996         1995
                           ------------ ------------ ------------ ------------ ------------ ------------ ------------
 Net Asset Value,
  beginning of period....    $ 10.00      $  12.34     $ 10.17      $ 10.00      $  12.84     $  10.37     $ 10.00
 Income from investment
  operations:
 Net investment income...       0.28          0.22        0.21         0.26          0.16         0.15        0.18
 Net realized and
  unrealized gain/(loss)
  on investments.........       0.12          1.83        2.45         0.13          2.35         2.82        0.34
                             -------      --------     -------      -------      --------     --------     -------
 Total from investment
  operations.............       0.40          2.05        2.66         0.39          2.51         2.97        0.52
 Less distributions:
 From net investment
  income.................      (0.23)        (0.23)      (0.22)       (0.22)        (0.16)       (0.16)      (0.15)
 From net realized
  capital gains..........       0.00         (0.33)      (0.27)        0.00         (0.69)       (0.34)       0.00
                             -------      --------     -------      -------      --------     --------     -------
 Total Distributions.....      (0.23)        (0.56)      (0.49)       (0.22)        (0.85)       (0.50)      (0.15)
                             -------      --------     -------      -------      --------     --------     -------
 Net Asset Value, end of
  period.................    $ 10.17      $  13.83     $ 12.34      $ 10.17      $  14.50     $  12.84     $ 10.37
                             =======      ========     =======      =======      ========     ========     =======
 Total Return (not
  annualized)............       4.12%        17.01%      26.53%        4.03%        20.17%       28.91%       5.26%
 Ratios/Supplemental
  Data:
 Net assets, end of
  period (000)...........    $66,036      $101,078     $83,012      $41,153      $189,560     $142,738     $56,737
 Number of shares
  outstanding, end of
  period (000)...........      6,494         7,307       6,728        4,045        13,073       11,114       5,472
 Ratios to average net
  assets (annualized)/1/
 Ratio of expenses to
  average net assets.....       1.20%         1.20%       1.20%        1.20%         1.20%        1.20%       1.20%
 Ratio of net investment
  income to average net
  assets.................       3.64%         1.81%       1.92%        3.35%         1.22%        1.29%       2.35%
 Portfolio Turnover
  Rate/2/................         28%           42%         39%          40%           48%          29%          5%
 Average Commission Rate
  Paid/3/................         --      $ 0.0364          --           --      $ 0.0351           --          --

--------------

/1/ Ratios include expenses charged to the Master Portfolio.
/2/ The Portfolio Turnover Rate reflects activity by the Master Portfolio. For the year ended February 28, 1995, the Master Portfolio was audited by other auditors.
/3/ The Average Commission Rate Paid reflects activity by the Master Portfolio during the fiscal year ended February 28, 1997. For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary depending on, among other things, the mix of trades, trading practices and commission rate structures.


PROSPECTUS

                            Description of the Funds

GENERAL

 Each LifePath Fund offers Class A shares and the LifePath 2010, 2020, 2030 and 2040 Funds also offer Class B shares. Each LifePath Fund invests all of its assets in a separate Master Portfolio of MIP with the same investment objective as the Fund. For simplicity, references to the investments and investment policies and risks of the Funds, unless otherwise indicated, should be understood as references to the investments and investment policies and risks of the Master Portfolios.

INVESTMENT OBJECTIVES

 Each LifePath Fund seeks to provide long-term investors with an asset allocation strategy designed to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk that investors, on average, may be willing to accept given their investment time horizons.
Specifically:

 . LifePath 2000 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2000.

 . LifePath 2010 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2010.

 . LifePath 2020 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

 . LifePath 2030 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

 . LifePath 2040 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

ABOUT THE FUNDS

 You are encouraged to invest in a particular LifePath Fund based on the decade of your anticipated retirement or when you anticipate beginning to withdraw substantial portions of your account. For example, the LifePath 2000 Fund is designed for investors in their 50s and 60s who plan to retire (or begin to withdraw substantial portions of their investment) in approximately 2000; the LifePath 2010 Fund is designed for investors in their 40s and 50s who plan to retire (or begin to withdraw as described above) in approximately 2010; and so on. In addition, when making your investment decision, you should evaluate your own risk profile, recognizing, for example, that the LifePath 2040 Fund is designed for investors with a high tolerance for risk while the LifePath 2000 Fund is designed for investors with a low tolerance for risk. The LifePath Funds were the first mutual funds of their kind to offer a flexible investment strategy designed to change over specific time horizons.


                                                                 PROSPECTUS

 The LifePath Funds follow an asset allocation strategy among three broad investment classes: equity securities and debt instruments of issuers located throughout the world and cash in the form of money market instruments. Each LifePath Fund invests varying percentages of its portfolio in equity securities, debt instruments and money market instruments. The later-dated Funds tend to be more heavily invested in equity securities and generally bear more risk than the earlier-dated Funds. The later-dated Funds generally have an expectation of greater total return. The investment class weightings of the LifePath 2040 Fund at a given time might be 100%, 0% and 0% among equity securities, debt securities and cash, respectively, while the weightings of the LifePath 2000 Fund might be 25%, 50% and 25%, respectively. These weightings will change periodically. The difference in the investment class weightings is based on the statistically determined risk that investors, on average, may be willing to accept given their investment time horizons in an effort to maximize assets in anticipation of retirement or for other purposes. As each LifePath Fund approaches its designated time horizon, it generally is managed more conservatively, on the premise that individuals investing for retirement desire to reduce investment risk in their retirement accounts as they age.

 As of June 1, 1997, asset allocations in the LifePath Funds were approximately as follows:


                                    LIFEPATH LIFEPATH LIFEPATH LIFEPATH LIFEPATH
                                      2000     2010     2020     2030     2040
                                    -------- -------- -------- -------- --------
  Equity Securities
   Domestic........................   14%      35%      49%      58%      69%
   International...................    7%      12%      15%      19%      20%
  Debt Securities..................   79%      52%      35%      22%      10%
  Cash.............................    0%       1%       1%       1%       1%

 The relative weightings for each of the various investment classes are expected to change over time, with the LifePath 2040 Fund adopting in the 2030s characteristics similar to the LifePath 2000 Fund today. BGFA may in the future refine the Model, or the financial and economic data analyzed by the Model, in ways that could result in changes to recommended allocations.

MANAGEMENT POLICIES

 The LifePath Funds may invest in a wide range of U.S. and foreign investments and market sectors and may shift their allocations among investments and sectors from time to time. To manage the LifePath Funds, BGFA employs a proprietary investment model (the "Model") that analyzes extensive financial and economic data, including risk correlation and expected return statistics. The Model selects indices representing segments of the global equity and debt markets and the Funds invest to create market exposure by purchasing representative samples of the indices in an attempt to replicate their performance.


PROSPECTUS

 The Model has broad latitude to allocate the Funds' investments among equity securities, debt securities and money market instruments. The LifePath Funds are not managed as balanced portfolios and are not required to maintain a portion of their investments in each of the permitted investment categories at all times. Until a LifePath Fund attains an asset level of approximately $100 to $150 million, the Model allocates assets across fewer of the investment categories identified below than it otherwise would. As a LifePath Fund approaches this minimum asset level, the Model adds investment categories from among those identified below, thereby approaching the desired investment mix over time.

 Each LifePath Fund's investments are compared from time to time to the Model's recommended allocation. Recommended reallocations are implemented subject to BGFA's assessment of current economic conditions and investment opportunities. BGFA may change from time to time the criteria and methods it uses to implement the recommendations of the Model. Recommended reallocations are implemented in accordance with trading policies designed to take advantage of market opportunities and reduce transaction costs. The asset allocation mix selected by the Model is a primary determinant in the respective LifePath Fund's investment performance.

 BGFA manages other portfolios which also invest in accordance with the Model. The performance of each of those other portfolios is likely to vary from the performance of each LifePath Fund. Such variation in performance is primarily due to different equilibrium asset mix assumptions used for the various portfolios, timing differences in the implementation of the Model's recommendations and differences in expenses and liquidity requirements. The overall management of each LifePath Fund is based on the recommendation of the Model, and no person is primarily responsible for recommending the mix of asset classes in each Fund or the mix of securities within the asset classes. Decisions relating to the Model are made by BGFA's investment committee.

 EQUITY SECURITIES -- The LifePath Funds seek U.S. equity market exposure through investment in securities representative of the following indices of common stocks:

 . The S&P/BARRA Value Stock Index (consisting of primarily large-capitalization U.S. stocks with lower-than-average price/book ratios).

 . The S&P/BARRA Growth Stock Index (consisting of primarily large-capitalization U.S. stocks with higher-than-average price/book ratios).

 . The Intermediate Capitalization Value Stock Index (consisting of primarily medium-capitalization U.S. stocks with lower-than-average price/book ratios).

 . The Intermediate Capitalization Growth Stock Index (consisting of primarily medium-capitalization U.S. stocks with higher-than-average price/book ratios).

 . The Intermediate Capitalization Utility Stock Index (consisting of primarily medium-capitalization U.S. utility stocks).


                                                                 PROSPECTUS

 . The Micro Capitalization Market Index (consisting of primarily small-capitalization U.S. stocks).

 . The Small Capitalization Value Stock Index (consisting of primarily small-capitalization U.S. stocks with lower-than-average price/book ratios).

 . The Small Capitalization Growth Stock Index (consisting of primarily small-capitalization U.S. stocks with higher-than-average price/book ratios).

 The LifePath Funds seek foreign equity market exposure through investment in equity securities, American Depositary Receipts or European Depositary Receipts of issuers whose securities are representative of the following indices of foreign equity securities:

 . The Morgan Stanley Capital International (MSCI) Japan Index (consisting of primarily large-capitalization Japanese stocks).

 . The Morgan Stanley Capital International Europe, Australia, Far East Index
   (MSCI EAFE) Ex-Japan Index (consisting of primarily large-capitalization foreign stocks, excluding Japanese stocks).

 The LifePath Funds also may seek U.S. and foreign equity market exposure through investment in equity securities of U.S. and foreign issuers that are not included in the indices listed above.

 DEBT SECURITIES -- The LifePath Funds seek U.S. debt market exposure through investment in securities representative of the following indices of U.S. debt securities:

 . The Lehman Brothers Long-Term Government Bond Index (consisting of all
   U.S. Government bonds with maturities of at least ten years).

 . The Lehman Brothers Intermediate-Term Government Bond Index (consisting of all U.S. Government bonds with maturities of less than ten years and greater than one year).

 . The Lehman Brothers Long-Term Corporate Bond Index (consisting of all U.S.
   investment-grade corporate bonds with maturities of at least ten years).

 . The Lehman Brothers Intermediate-Term Corporate Bond Index (consisting of all U.S. investment-grade corporate bonds with maturities of less than ten years and greater than one year).

 . The Lehman Brothers Mortgage-Backed Securities Index (consisting of all fixed-coupon mortgage pass-throughs issued by the Federal National Mortgage Association, Government National Mortgage Association and Federal Home Loan Mortgage Corporation with maturities greater than one year).

 The LifePath Funds seek foreign debt market exposure through investment in securities representative of the following index of foreign debt securities:

 . The Salomon Brothers Non-U.S. World Government Bond Index (consisting of foreign government bonds with maturities of greater than one year).

 Each U.S. and foreign debt security is expected to be part of an issuance with a minimum outstanding amount at the time of purchase of approximately $50 million


PROSPECTUS
 and $100 million, respectively. Each security in which a LifePath Fund invests must be rated at least Baa by Moody's Investors Service, Inc. ("Moody's"), or BBB by Standard & Poor's Corporation ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps, Inc. ("Duff") or, if unrated, deemed to be of comparable quality by BGFA. See "Risk Considerations."

 MONEY MARKET INSTRUMENTS -- The money market instruments held by each Fund generally consist of high-quality money market instruments, including U.S. Government obligations, obligations of domestic and foreign banks, short-term corporate debt instruments and repurchase agreements. See "Appendix" below for a more complete description of the money market instruments in which each Fund may invest.

RISK CONSIDERATIONS

 General

 Since the investment characteristics and, therefore, investment risks directly associated with each LifePath Fund correspond to those of the Master Portfolio in which such Fund invests, the following is a discussion of the risks associated with the investments of the Master Portfolios. Once again, unless otherwise specified, references to the investment policies and risks of a Fund also should be understood as references to the investment policies and risks of the corresponding Master Portfolio.

 The net asset value per share of each class of a LifePath Fund is neither insured nor guaranteed, is not fixed and should be expected to fluctuate.

 Equity Securities

 The stock investments of the LifePath Funds are subject to equity market risk. Equity market risk is the possibility that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. Throughout the first six months of 1997, the stock market, as measured by the S&P 500 Index and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these performance levels will continue.

 Debt Securities

 The debt instruments in which the LifePath Funds invest are subject to credit and interest rate risk. Credit risk is the risk that issuers of the debt instruments in which the Funds invest may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest. The value of the debt instruments generally


                                                                PROSPECTUS
changes inversely to market interest rates. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments.

 Although some of the Funds' portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities, upon which the Funds' daily net asset value is based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

 Foreign Securities

 The LifePath Funds may invest in debt obligations and equity securities of foreign issuers and may invest in American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") of such issuers. Investing in the securities of issuers of any foreign country, including through ADRs and EDRs and similar securities, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

 Other Investment Considerations

 Because the Funds may shift investment allocations significantly from time to time, their performance may differ from funds which invest in one asset class or from funds with a stable mix of assets. Further, shifts among asset classes may result in relatively high turnover and transaction (i.e., brokerage commission) costs. Portfolio turnover also can generate short-term capital gains tax consequences. During those


PROSPECTUS
periods in which a high percentage of a Fund's assets are invested in long-term bonds, the Fund's exposure to interest-rate risk will be greater because the longer maturity of such securities means they are generally more sensitive to changes in market interest rates than short-term securities.

 Each LifePath Fund also may lend its portfolio securities and enter into futures transactions, each of which involves risk. The futures contracts and options on futures contracts that each Fund may purchase may be considered derivatives. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indices or rates. Each Fund may use some derivatives as part of its short-term liquidity holdings and/or as substitutes for comparable market positions in the underlying securities. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. A Fund may not use derivatives to create leverage without establishing adequate "cover" in compliance with SEC leverage rules.

 Asset allocation and modeling strategies are employed by BGFA for other investment companies and accounts advised or sub-advised by BGFA. If these strategies indicate particular securities should be purchased or sold, at the same time, by a LifePath Fund and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to each by BGFA. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a LifePath Fund or the price paid or received by such Fund.

                            Management of the Funds

GENERAL

 The Trust has not retained the services of an investment adviser because each Fund's assets are invested in a Master Portfolio that has retained investment advisory services (see "Investment Adviser"). Each LifePath Fund bears a pro rata portion of the fees paid to the corresponding Master Portfolio.

BOARD OF TRUSTEES

 The business and affairs of the Trust are managed under the direction of its Board of Trustees. Certain of the Trust's Trustees are also MIP's Trustees and also serve as Directors of MasterWorks Funds Inc., another open-end investment company whose LifePath Fund series are wholly invested in the Master Portfolios. The Trust's Board, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, has adopted procedures to address potential conflicts of interest that may arise as a result of the structure of the Boards. Additional information regarding the Officers and Trustees of the Trust and MIP is included in the SAI under "Management of the Trust."


                                                                PROSPECTUS

INVESTMENT ADVISER

 BGFA serves as investment adviser to each LifePath Master Portfolio. BGFA provides investment guidance and policy direction in connection with the management of each Master Portfolio's assets. BGFA is an indirect subsidiary of Barclays Bank PLC ("Barclays") and is located at 45 Fremont Street, San Francisco, California 94105. As of April 30, 1997, BGFA and its affiliates provided investment advisory services for approximately $429 billion of assets. MIP has agreed to pay to BGFA a monthly fee at the annual rate of 0.55% of each LifePath Master Portfolio's average daily net assets as compensation for its advisory services.

 BGFA, Barclays and their affiliates may deal, trade and invest for their own account in the types of securities in which a Master Portfolio may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by a Master Portfolio. BGFA has informed MIP that in making investment decisions the Adviser does not obtain or use material inside information in its possession.

 Morrison & Foerster LLP, counsel to the Trust and MIP and special counsel to BGFA, has advised the Trust, MIP and BGFA that BGFA and its affiliates may perform the services contemplated by the Investment Advisory Contracts and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

CO-ADMINISTRATORS

 Wells Fargo Bank and Stephens serve as co-administrators to the Trust. Wells Fargo Bank and Stephens generally supervise all aspects of the operation of the Trust other than providing investment advice. The administration services provided to the LifePath Funds also include coordination of the other services provided to the LifePath Funds, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Board of Trustees and officers. Stephens also furnishes office space and certain facilities to conduct the Trust's business and compensates the Trust's Trustees, officers and employees who are affiliated with Stephens. Wells Fargo Bank and Stephens may delegate the performance of their administration duties to third parties. In addition,



PROSPECTUS
except as noted below, Wells Fargo Bank and Stephens have assumed all ordinary expenses incurred by a LifePath Fund other than the fees payable by such Fund pursuant to the Trust's various service contracts. For providing co-administration services to the Trust, the Trust has agreed to pay Wells Fargo Bank and Stephens a monthly fee at the annual rate of 0.10% of each LifePath Fund's average daily net assets. Stephens previously provided substantially the same services as sole administrator to the Funds.

 Wells Fargo Bank has delegated certain of its duties as co-administrator to Investors Bank & Trust Company ("IBT"). IBT, as sub-administrator, is compensated by Wells Fargo Bank for performing certain administration services.

DISTRIBUTOR

 Stephens is the distributor of the Funds' shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years, including discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments.

 Stephens, as the principal underwriter within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Trust pursuant to which Stephens has responsibility for distributing the Funds' shares. The Company also has adopted a Distribution Plan on behalf of each Fund or class of shares under the SEC's Rule 12b-1 ("Plans"). Under the Plan for Class A shares, each Fund may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective Class A shareholders, and may be compensated for other distribution-related services. Stephens, for providing these services as the Distributor, is entitled to receive a fee of up to 0.25% of the average daily net assets attributable to the Class A shares. Under the Class B Plans, each Fund may defray all or part of such costs and pay compensation to the Distributor and Selling Agents for sales support services. The Class B Plans provide for payments, on an annual basis, of up to 0.75% of the average daily net assets attributable to the Class B shares. Other distribution-related services may include, among other services, costs and expenses for advertisements, sales literature, direct mail or any other form of advertising expenses for advertisements, sales literature, direct mail or any other form of advertising; expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses; payments to broker/dealers and financial institutions for services in connection with the distribution of shares, including


                                                                PROSPECTUS
promotional incentives and fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker/dealer or other institution receiving such fees; and other similar services as the Directors determine to be reasonably calculated to result in the sale of a Fund's shares.

 In addition, the Plans contemplate that, to the extent any fees payable pursuant to a shareholder servicing agreement (discussed above) are deemed to be for distribution-related services, such payments are approved and payable pursuant to the Plans, subject to any limits under applicable law, regulations or rules, including the NASD Rules. Financial institutions acting as Selling Agents, Shareholder Servicing Agents or in certain other capacities may be required to register as dealers pursuant to applicable state securities laws which may differ from federal law and any interpretations expressed herein.

 The Distribution Agreement provides that Stephens shall act as agent for the Funds for the sale of their shares, and may enter into selling agreements with Selling Agents that wish to make available shares of the Funds to their respective customers. The Funds may participate in joint distribution activities with any of the other funds of the Company, in which event, expenses reimbursed out of the assets of the Funds may be attributable, in part, to the distribution-related activities of another fund of the Company. Generally, the expenses attributable to joint distribution activities will be allocated among each Fund and the other funds of the Company in proportion to their relative net assets sizes, although the Company's Board of Directors may allocate such expenses in any other manner that it deems fair and equitable.

 Stephens has established a cash and non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Company's funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise or the cash value of a non-cash compensation item.

CUSTODIAN

 IBT acts as custodian to each Fund and Master Portfolio. The principal business address of IBT is 200 Clarendon Street, Boston, MA 02116. IBT is not entitled to receive compensation for its custodial services so long as IBT is entitled to receive compensation for providing sub-administration services. Prior to October 21, 1996, Wells Fargo Bank acted as the Funds' custodian, and similarly was not entitled to receive compensation for its custodial services.



PROSPECTUS

TRANSFER AGENT

 Wells Fargo Bank serves as the Company's transfer and dividend disbursing agent (the "Transfer Agent"). Wells Fargo Bank provides transfer agency services at 525 Market Street, San Francisco, California 94105.

SHAREHOLDER SERVICING PLAN

 The Trust has adopted Shareholder Servicing Plans for Class A and Class B shares pursuant to which it may enter into shareholder servicing agreements with certain financial institutions, securities dealers and other industry professionals (collectively, "Shareholder Servicing Agents") for the provision of certain services to Fund shareholders. The services provided may include aggregating and transmitting purchase, exchange and redemption orders, providing personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Funds, providing reports and other information, and providing services related to the maintenance of shareholder accounts. For the services provided pursuant to a Shareholder Servicing Agreement, the Trust may pay each Shareholder Servicing Agent a monthly fee at the annual rate of up to 0.20% of the average daily net assets of each Fund represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount which equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulation or rules, including the Conduct Rules of the National Association of Securities Dealers, Inc., whichever is less.

 A Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent is required to agree to disclose any fees it may directly charge its customers who are Fund shareholders and to notify them in writing at least 30 days before it imposes any transaction fees.

MIP 12B-1 PLAN

 MIP's Board of Trustees has adopted, on behalf of each Master Portfolio, a "defensive" distribution plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Plan"). The Plan does not result in any additional expenses being borne by a Master Portfolio or a Fund. The Plan was adopted by a majority of MIP's Board of Trustees (including a majority of those Trustees who are not "interested persons" of MIP as defined in the 1940 Act) on October 10, 1995. The Plan was intended as a precaution designed to address the possibility that certain ongoing payments by Barclays to Wells Fargo Bank in connection with the sale of a former affiliate of Wells Fargo Bank may be characterized as indirect payments by each Master Portfolio to finance activities primarily intended to result in the sale of interests in such


                                                                PROSPECTUS

Master Portfolio. The Plan provides that if any portion of a Master Portfolio's advisory fees (up to 0.25% of the average daily net assets of each Master Portfolio on an annual basis) were deemed to constitute an indirect payment for activities that are primarily intended to result in the sale of interests in a Master Portfolio, such payment would be authorized pursuant to the Plan.

EXPENSES

 Under the Co-Administration Agreement, Wells Fargo Bank and Stephens have agreed to assume the operating expenses of each LifePath Fund, except for extraordinary expenses and those fees and expenses payable pursuant to the various service contracts described above that are borne by the Trust.

                             Investing in the Funds

OPENING AN ACCOUNT

 You may purchase shares in one of the several ways described below. You must complete and sign an Account Application to open an account. Additional documentation may be required from corporations, associations and certain fiduciaries. Do not mail cash. For more information or additional forms call 1-800-222-8222. For more information about buying shares in an IRA, call 1-800-BEST-IRA, (1-800-237-8472). The Trust or Stephens may make the Prospectus available in an electronic format. Upon receipt of a request from you or your representative, the Trust or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospectus.

 To invest in a Fund's shares through a tax-deferred retirement plan through which the Fund's shares are available, please contact a Shareholder Servicing Agent to receive information and an application. See "Tax-Deferred Retirement Plans" below.

SHARE VALUE

 Shares of each Fund are sold on a continuous basis at the applicable offering price (net asset value per share plus any applicable sales charges) next determined after an order in proper form is received by the Transfer Agent. Net asset value ("NAV") per share is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (currently 1:00 p.m., Pacific time). The Funds are open on each day the NYSE is open for business (a "Business Day").

 The NAV of a share of each class of the LifePath Funds is the value of total net assets attributable to such class divided by the number of outstanding shares of that class. The value of the net assets per class is determined daily by adjusting the net assets per class at the beginning of the day by the value of each class's shareholder activity, net


PROSPECTUS
investment income and net realized and unrealized gains or losses for that day. Net investment income is calculated each day for each class by attributing to each class a pro rata share of daily income and common expenses, and by assigning class-specific expenses to each class as appropriate. The NAV of each class of shares is expected to fluctuate daily and is expected to differ. The Master Portfolio's investments are valued each Business Day generally by using available market quotations or at fair value determined in good faith by BGFA pursuant to guidelines approved by MIP's Board of Trustees. For further information regarding the methods employed in valuing each Master Portfolio's investments, see "Determination of Net Asset Value" in the SAI.

HOW TO BUY SHARES

 The minimum initial investment amount is generally $1,000. The minimum initial investment amount is $100 by the AutoSaver Plan purchase method (described below), $250 for any tax-deferred retirement account for which a Shareholder Servicing Agent serves as trustee or custodian under a prototype trust approved by the Internal Revenue Service ("IRS") (a "Plan Account"), and $1,000 by all other methods or for all other investors. Generally, subsequent investments must be made in amounts of $100 or more. Where Fund shares are acquired in exchange for shares of another fund in the Stagecoach Family of Funds, the minimum initial investment amount applicable to the shares being exchanged generally carries over. However, if the value of your investment in the shares you are exchanging has been reduced below the minimum initial investment amount by changes in market conditions or sales charges (and not by redemptions), you may carry over the lesser amount into one of the Funds. Plan Accounts that invest in the Fund through Wells Fargo ExpressInvest(TM) (available to certain Wells Fargo tax-deferred retirement plans) are not subject to the minimum initial investment amount or the subsequent investment amount requirements. In addition, the minimum initial or subsequent purchase amount requirements may be waived or lowered for investments effected on a group basis by certain entities and their employees, such as pursuant to a payroll deduction or other accumulation plan. If you have any questions regarding purchases of shares call 1-800-222-8222. If you have questions regarding ExpressInvest please contact the Company at 1-800-237-8472. For additional information on tax-deferred accounts, please refer to the section "Investing In The Funds -- Tax-Deferred Retirement Plans" or contact a Shareholder Servicing Agent or Selling Agent.

 All investments in a Fund's shares are subject to a determination by the Trust that the investment instructions are complete. Payment for shares purchased through a selling agent is not due from the selling agent until the settlement date, which is normally three Business Days after the order is placed. If shares are purchased by a check which does not clear, the Trust reserves the right to cancel the purchase and hold the investor responsible for any losses or fees incurred. The Trust reserves the right in its sole discretion to suspend the availability of any Fund's shares and to reject any purchase requests. Certificates for Fund shares are not issued.


                                                                 PROSPECTUS

 Purchase orders that are received by the Transfer Agent before the close of regular trading on the NYSE generally are executed on the same day. Orders received by the Transfer Agent after the close of regular trading on the NYSE are executed on the next Business Day.

 Federal regulations require that an investor provide a valid taxpayer identification number ("TIN"), which is usually the investor's social security number or employee identification number, upon opening or reopening an account. See "Dividends, Distributions and Taxes" for further information concerning this requirement.

SALES CHARGES

 Set forth below is a Front-end Sales Charge Schedule listing the front-end sales charges applicable to purchases of Class A shares of the LifePath Funds (other than LifePath 2000). As shown below, reductions in the rate of front-end sales charges ("Volume Discounts") are available as you purchase additional shares (contingent-deferred sales charges applicable to Class B shares are described below). You should consider the front-end sales charge information set forth below and the other information contained in this Prospectus when making your investment decisions.

                        FRONT-END SALES CHARGE SCHEDULE

                                                                        DEALER
                                          FRONT-END       FRONT-END    ALLOWANCE
                                         SALES CHARGE   SALES CHARGE    AS % OF
                                           AS % OF       AS % OF NET   OFFERING
           AMOUNT OF PURCHASE           OFFERING PRICE AMOUNT INVESTED   PRICE
           ------------------           -------------- --------------- ---------
  Less than $50,000....................      4.50%          4.71%         4.00%
  $50,000 up to $100,000...............      4.00           4.17          3.55
  $100,000 up to $249,999..............      3.50           3.63         3.125
  $250,000 up to $499,999..............      2.50           2.56          2.00
  $500,000 up to $999,999..............      2.00           2.04          1.75
  $1,000,000 and over..................      0.00/1/        0.00          1.00

 --------------
 /1/Class A shares that are redeemed within one year from the receipt of a purchase order for such shares are subject to a contingent-deferred sales charge of 1.00% of the dollar amount equal to the lesser of the NAV at the time of purchase or the NAV of such shares at the time of redemption.

 If Class A shares are purchased through a selling agent, Stephens reallows the portion of the front-end sales charge shown above as the Dealer Allowance. Stephens also compensates selling agents for sales of Class B shares and is then reimbursed out of Rule 12b-1 Fees and contingent-deferred sales charges applicable to such shares. When shares are purchased directly through the Transfer Agent and no selling agent is involved with the purchase, the entire sales charge is paid to Stephens.

 A selling agent or Shareholder Servicing Agent and any other person entitled to receive compensation for selling or servicing shares may receive different compensation


PROSPECTUS
for selling or servicing Class A shares as compared with Class B shares of the same fund.

REDUCED SALES CHARGES -- CLASS A SHARES

 Discounts described below pertaining to reduced sales charge for Class A shares are based on your holdings or purchases of shares on which you have paid or will pay a front-end sales charge. Because Class B shares do not assess a front-end sales charge, the amount of Class B shares you hold is not considered in determining any Volume Discount.

 Volume Discounts

 The Volume Discounts described in the Front-end Sales Charge Schedule are available to you based on the combined dollar amount you invest in shares (including the Funds Class A shares) of one or more of the Trust's Funds which assess a front-end sales charge (the "Load Funds").

 Right of Accumulation

 The Right of Accumulation allows you to combine the amount you invest in a Fund's Class A shares with the total NAV of shares in other Load Funds to determine reduced front-end sales charges in accordance with the above Front-end Sales Charge Schedule. In addition, you also may combine the total NAV of shares that you currently have invested in any other mutual fund in the Stagecoach Family of Funds that is sponsored by Stephens. For example, if you own Class A shares of the Load Funds with an aggregate NAV of $90,000 and you invest an additional $20,000 in Class A shares of another Load Fund, the front-end sales charge on the additional $20,000 investment would be 3.50% of the offering price. To obtain the discount, you must provide sufficient information at the time of your purchase to verify that your purchase qualifies for the reduced front-end sales charge. Confirmation of the order is subject to such verification. The Right of Accumulation may be modified or discontinued at any time without prior notice with respect to all subsequent shares purchased.

 Letter of Intent

 A Letter of Intent allows you to purchase shares of a Load Fund over a 13-month period at a reduced front-end sales charge based on the total amount of Class A shares you intend to purchase plus the total NAV of shares in the Load Funds that you already own. Each investment in shares of a Load Fund that you make during the period may be made at the reduced front-end sales charge that is applicable to the total amount you intend to invest. If you do not invest the total amount within the period, you must pay the difference between the higher front-end sales charge rate that would have been applied to the purchases you made and the reduced front-end sales charge rate you


                                                                PROSPECTUS
have paid. The minimum initial investment for a Letter of Intent is 5% of the total amount you intend to purchase, as specified in the Letter. Shares of the Load Fund you purchased equal to 5% of the total amount you intend to invest will be held in escrow and, if you do not pay the difference within 20 days following the mailing of a request, a sufficient amount of escrowed shares will be redeemed for payment of the additional front-end sales charge. Dividends and capital gains paid on such shares held in escrow are reinvested in additional Fund shares.

 Reinvestment

 You may reinvest proceeds from a redemption of Class A shares in Class A shares of another of the Trust's Funds or another of the Stagecoach Family of Funds that is registered in your state of residence at NAV, without a front-end sales charge, within 120 days after your redemption. However, if the other fund charges a front-end sales charge that is higher than the front-end sales charge that you paid in connection with the Class A shares you redeemed, you must pay the difference between the dollar amount of the two front-end sales charges. You may reinvest at this NAV price up to the total amount of your redemption proceeds. A written purchase order for the shares must be delivered to the Trust, a selling agent, a Shareholder Servicing Agent, or the Transfer Agent at the time of reinvestment.

 Reductions for Families or Fiduciaries

 Reductions in front-end sales charges apply to purchases by an individual, members of a family unit, including a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

 Waivers for Investments of Proceeds From Other Investments

 Purchases may be made at NAV, without payment of a front-end sales charge, to the extent that: (i) you are investing proceeds from a redemption of shares of another open-end investment company on which you paid a front-end sales charge, and (ii) such redemption occurred within thirty (30) days prior to the date of the purchase order. You must notify the Fund and/or the Transfer Agent at the time you place such purchase order of your eligibility for the waiver of front-end sales charges and provide satisfactory evidence thereof (e.g., a confirmation of the redemption and the sales charges paid).

 Reductions for Qualified Groups

 Reductions in front-end sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar amount of Class A shares purchased by all members of the qualified group. For purposes of this


PROSPECTUS
paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring Fund shares at a reduced sales charge, and "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls or has the power to vote 5% percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls or has the power to vote 5% or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner. Investors seeking to rely on their membership in a qualified group to purchase shares at a reduced sales load must provide evidence satisfactory to the transfer agent of the existence of a bona fide qualified group and their membership therein.

 Waivers for Certain Parties

 The Funds' Class A shares may be purchased at NAV, without a front-end sales charge, by (i) trustees, officers and employees (and their spouses, parents, children and siblings) of the Trust, Stephens, its affiliates and selling agents; (ii) present and retired directors, officers and employees (and their spouses, parents, children and siblings) of Wells Fargo Bank and its affiliates if Wells Fargo Bank and/or the respective affiliates agree; (iii) employee benefit and thrift plans for such persons and investment advisory, trust or other fiduciary accounts, including certain Plan Accounts that are maintained, managed or advised by Wells Fargo Bank or its affiliates ("Fiduciary Accounts"); (iv) investors using proceeds from a required minimum distribution from any Individual Retirement Account ("IRA"), Simplified Employee Pension Plan or other self-directed retirement plan for which Wells Fargo Bank serves as trustee, provided that the proceeds are invested in the Funds within 30 days of such distribution and such distribution is required as a result of reaching age 70 1/2; Investors who purchase Class A shares through Internet providers approved by Wells Fargo Bank may purchase such shares without a front-end sales charge.

 Reductions for Certain Existing Shareholders

 As of the date of this Prospectus, investors who held fund shares as of the close of business on February 28, 1997, are entitled to purchase Fund shares without a sales charge for so long as they continuously hold Class A shares.

CONTINGENT-DEFERRED SALES CHARGE -- CLASS B SHARES

 Class B shares may be subject to a contingent-deferred sales charge ("CDSC"). A CDSC is an amount you pay if you redeem your shares within a specified period. The


                                                                PROSPECTUS

CDSC will be equal to a percentage of the lesser of the NAV of your shares at the time of purchase or the NAV of your shares at redemption.

 Except as described below, if you purchase Class B shares and redeem such shares within six years of the date of purchase the Class B shares are subject to a CDSC as follows:

  REDEMPTION WITHIN:   1 YEAR 2 YEARS 3 YEARS 4 YEARS 5 YEARS 6 YEARS
  ------------------   ------ ------- ------- ------- ------- -------
        CDSC:            5%      4%      3%      3%      2%      1%

 Class B shares of a Fund purchased prior to March 3, 1997, are subject to a CDSC if redeemed within four years of purchase. For so long as you hold Class B shares of such Fund, any new Class B shares of the Fund that you acquire are subject to a CDSC if redeemed within four years. In addition, if you exchange Class B shares of the Fund for Class B shares of another fund, upon redemption the CDSC applicable to the original Class B shares of the Fund will apply. The CDSCs applicable to such shares are as follows:

    REDEMPTION WITHIN:   1 YEAR 2 YEARS 3 YEARS 4 YEARS
    ------------------   ------ ------- ------- -------
          CDSC:            3%      2%      1%      1%

 Contingent-deferred sales charges will not be imposed on amounts representing increases in NAV above the NAV at the time of purchase. Contingent-deferred sales charges will not be assessed on Class B shares purchased through reinvestment of dividends or capital gain distributions. Class B shares automatically convert into Class A shares of the same Fund six years after the end of the month in which such Class B shares were acquired.

 The amount of any contingent-deferred sales charge paid upon redemption of Class B shares is determined in a manner designed to result in the lowest sales-charge rate being assessed. When a redemption request is made, Class B shares acquired pursuant to the reinvestment of dividends and capital-gain distributions are considered to be redeemed first. After this, Class B shares are considered redeemed on a first-in, first-out basis so that Class B shares held for a longer period of time are considered redeemed prior to more recently acquired Class B shares. For a discussion of the interaction between the optional Exchange Privilege and contingent-deferred sales charges on Class B shares, see "Exchange Privilege."

 Contingent-deferred sales charges are waived on redemptions of Class B shares of a Fund (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder, (ii) to the extent that the redemption represents a scheduled distribution from an individual retirement account or other retirement plan to a shareholder who has reached age 59 1/2, (iii) effected pursuant to the Trust's right to liquidate a shareholder's account if the aggregate NAV of


PROSPECTUS
the shareholder's account is less than the minimum account size, or (iv) in connection with the combination of the Trust with any other registered investment company by a merger, acquisition of assets or any other transaction.

 In deciding whether to purchase Class A or Class B shares, you should compare the fees assessed on Class A shares (including front-end sales charges) against those assessed on Class B shares (including potential contingent-deferred sales charges and higher Rule 12b-1 fees) in light of the amount to be invested and the time that you anticipate owning the shares. If your purchase amount would qualify you for a reduced sales charge on Class A shares, you should consider carefully whether you would pay lower fees ultimately on Class A shares or on Class B shares. (See "Investing in the Funds-- Reduced Sales Charges" for information on reduced sales charges for Class A shares.)

 You may buy shares on any Business Day by any of the methods described below. The Company reserves the right to reject any purchase order or suspend sales at any time. Payment for orders that are not received is returned after prompt inquiry. The issuance of shares is recorded on the Company's books, and share certificates are not issued.

INITIAL PURCHASES BY WIRE

1. Telephone toll free 1-800-222-8222. Give the name of the Fund in which an investment is being made, and the name(s) in which the shares are to be registered, address, TIN, amount to be wired, name of the wiring bank and name and telephone number of the person to be contacted in connection with the order. Some banks may impose wiring fees.

2. Instruct the wiring bank to transmit the specified amount in federal funds ($1,000 or more) to:

                 Wells Fargo Bank, N.A.
                 San Francisco, California
                 Bank Routing Number: 121000248
                 Wire Purchase Account Number: 4068-000587
                 Attention: Stagecoach Trust (Name of Fund -- designate Class
                   A or Class B)
                 Account Name(s): (name(s) in which to be registered)
                 Account Number: (if investing into an existing account)

3. A completed Account Application should be mailed, or sent by telefacsimile with the original subsequently mailed, to the following address immediately after the funds are wired and must be received and accepted by the Transfer Agent before an account can be opened:


                                                                PROSPECTUS

PROSPECTUS
                 Wells Fargo Bank, N.A.
                 Stagecoach Shareholder Services
                 P.O. Box 7066
                 San Francisco, California 94120-7066
                 Telefacsimile: 1-415-543-9538

4. Share purchases are effected at the NAV next determined after the Account Application is received and accepted, less any applicable sales charge.

INITIAL PURCHASES BY MAIL

1. Complete an Account Application. Indicate the services to be used.

2. Mail the Account Application and a check for $1,000 or more, payable to "Stagecoach Trust/(Name of Fund -- designate Class A or Class B)," to the address above.

3. Share purchases are effected at the NAV next determined after the Account Application is received and accepted, less any applicable sales charge.

AUTOSAVER PLAN

 The Trust's AutoSaver Plan provides you with a convenient way to establish and automatically add to a Fund account on a monthly basis. To participate in the AutoSaver Plan, you must specify an amount ($100 or more) to be withdrawn automatically by the Transfer Agent on a monthly basis from an account with a bank designated in your Account Application and approved by the Transfer Agent ("Approved Bank Account"). You may open an Approved Bank Account with Wells Fargo Bank. The Transfer Agent withdraws and uses the amount you designate to purchase specified shares of the designated Fund on your behalf each month on or about the day that you have selected, or, if you have not selected a day, on or about the 20th day of each month. The Transfer Agent requires a minimum of ten (10) Business Days to implement your AutoSaver Plan purchases. If you hold shares through a brokerage account, your AutoSaver Plan will comply with the terms of your brokerage agreement. There are no separate fees charged to you by the Trust for participating in the AutoSaver Plan.

 You may change your investment amount, or the date on which your AutoSaver purchase is effected, suspend purchases or terminate participation in the AutoSaver Plan at any time by providing written notice to the Transfer Agent at least five (5) Business Days prior to any scheduled transaction. Participation in the AutoSaver Plan will be terminated automatically if an Approved Bank Account balance is insufficient to make a scheduled withdrawal, or if either the Approved Bank Account or Fund account is closed.


PROSPECTUS

TAX-DEFERRED RETIREMENT PLANS

 You may be entitled to invest in shares of a Fund through a tax-deferred retirement plan. Contact a Shareholder Servicing Agent for materials describing plans available through it, and their benefits, provisions and fees related to such plans. The minimum initial investment amount for Fund Shares acquired through a plan is $250 (the minimum initial investment amount is not applicable if you participate in ExpressInvest through a Plan Account).

 Application materials for opening a tax-deferred retirement plan can be obtained from a Shareholder Servicing Agent or selling agent. Completed tax-deferred retirement plan applications should be returned to the investor's Shareholder Servicing Agent or selling agent for approval and processing. If an investor's tax-deferred retirement plan application is incomplete or improperly filled out, there may be a delay before the Fund account is opened. Certain features described herein, such as the AutoSaver Plan, may not be available to individuals or entities who invest through a tax-deferred retirement plan. Investors should consult their Shareholder Servicing Agent or selling agent.

ADDITIONAL PURCHASES

 You may make additional purchases of $100 or more by instructing the Fund's Transfer Agent to debit your Approved Bank Account by wire by using the procedures described under initial purchases by wire, above, or by mail with a check payable to "Stagecoach Funds/(Name of Fund -- designate Class A or Class
B)" to the above address. Write your Fund account number on the check and include the detachable stub from your Statement of Account or a letter providing your Fund account number.

PURCHASES THROUGH SELLING AGENTS

 You may place a purchase order for shares of the Funds through a broker/dealer or financial institution that has entered into a Selling Agreement with Stephens, as the Funds' Distributor ("Selling Agent"). If your purchase order is placed by the close of trading on the NYSE, the purchase order generally is executed on the same day if the order is received by the Transfer Agent before the close of business. If your purchase order is received by a Selling Agent after the close of trading on the NYSE or by the Transfer Agent after the close of business, then your purchase order is executed on the next Business Day. Because payment for shares is not due until settlement date, normally three Business Days after your order is placed, the Selling Agent might benefit from temporary use of your payment.

 The Selling Agent is responsible for the prompt transmission of your purchase order to the Trust. A financial institution acting as a selling agent, Shareholder Servicing Agent or in certain other capacities may be required to register as a dealer pursuant to applicable state securities laws, which may differ from federal law and any interpretations expressed herein.


                                                                PROSPECTUS

PURCHASES THROUGH SHAREHOLDER SERVICING AGENTS

 Purchase orders for Fund shares may be transmitted to the Transfer Agent through a Shareholder Servicing Agent, such as Wells Fargo Bank. The Shareholder Servicing Agent may transmit a purchase order to the Transfer Agent, on your behalf, including a purchase order for which payment is to be transferred from an Approved Bank Account or wired from a financial institution. If your order is transmitted by the Shareholder Servicing Agent, on your behalf, to the Transfer Agent before the close of trading on the NYSE, the purchase order will be executed on the same day. If your Shareholder Servicing Agent transmits your purchase order to the Transfer Agent after the close of trading on the NYSE, then the order generally is executed on the next Business Day following the day your order is received. The Shareholder Servicing Agent is responsible for the prompt transmission of your purchase order to the Transfer Agent.

STATEMENTS AND REPORTS

 The Trust, or a Shareholder Servicing Agent on its behalf, will typically send you a confirmation or statement of your account after every transaction that affects your share balance or your Fund account registration. A statement with tax information for the previous year will be mailed to you each year, and also will be filed with the IRS. At least twice a year, you will receive financial statements.

                              How to Redeem Shares

GENERAL

 You may redeem Fund shares on any Business Day. The redemption price of the shares is the next determined NAV of the relevant Class calculated after the Trust has received a redemption request in proper form.

 The Trust ordinarily remits redemption proceeds, net of any contingent-deferred sales charge applicable with respect to Class B shares (the "redemption proceeds"), from a Fund within seven days after a redemption order is received in proper form, absent extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by the Master Portfolio in which such Fund invests of securities owned by the Master Portfolio is not reasonably practicable or (b) it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or a period during which the Securities and Exchange Commission by order permits deferral of redemptions for the protection of Fund shareholders. In addition, the Trust may defer payment of a shareholder's redemption until reasonably satisfied that such shareholder's investments made by check have been collected (which can take up to ten (10) days from the purchase date). Payment of redemption proceeds may be made in portfolio securities, subject to regulation by some state securities commissions.


PROSPECTUS

 All redemptions of shares generally are made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each Fund shareholder during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Funds that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have a Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage costs in converting such securities in cash.

 Due to the high cost of maintaining Fund accounts with small balances, the Trust reserves the right to close an investor's account and send the proceeds to such investor if the balance falls below $1,000 because of a redemption (including a redemption of Fund shares after an investor has made only the $1,000 minimum initial investment). However, investors will be given 30 days' notice to make an additional investment to increase their account balance to $1,000 or more. Plan Accounts are not subject to minimum Fund account balance requirements.

 Redemption orders that are received by the Transfer Agent before the close of regular trading on the NYSE generally are executed at the net asset value determined as of the close of regular trading on the NYSE on that day. Redemption orders that are received by the Transfer Agent after the close of trading on the NYSE are executed on the next Business Day.

REDEMPTIONS BY TELEPHONE

 Telephone redemption or exchange privileges are made available to shareholders automatically upon opening an account, unless the shareholder specifically declines the privileges. These privileges authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. The Trust requires the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Trust or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Trust nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

 During times of drastic economic or market conditions you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, you should consider using the other redemption


                                                                PROSPECTUS
procedures made available to you. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the NAV of a Class of shares of a LifePath Fund may fluctuate.

REDEMPTIONS BY MAIL

1. Write a letter of instruction. Indicate the Class and the dollar amount or number of Fund shares to be redeemed, the Fund account number and TIN.

2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign.

3. If shares to be redeemed have a value of $5,000 or more, or redemption proceeds are to be paid to someone other than you at your address of record or your Approved Bank Account, the signature(s) must be guaranteed by an "eligible guarantor institution," which generally includes a commercial bank whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"), a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

4. Mail the redemption letter to the Transfer Agent at the mailing address set forth under "Investing In The Funds -- Initial Purchases By Wire."

 Unless other instructions are given in proper form, a check for the redemption proceeds is sent to your address of record.

SYSTEMATIC WITHDRAWAL PLAN

 The Systematic Withdrawal Plan provides you with a convenient way to have Fund shares redeemed from your account and the proceeds distributed to you on a monthly basis. You may participate in the Systematic Withdrawal Plan only if you have a Fund account valued at $10,000 or more as of the date of your election to participate, you have an account at an Approved Bank, your dividends and capital gain distributions are being reinvested automatically, and you are not participating in the AutoSaver Plan at any time while participating in the Systematic Withdrawal Plan. You may specify an amount ($100 or more) to be distributed by check to your address of record or deposited in your Approved Bank Account. The Transfer Agent redeems sufficient shares and mails or deposits net redemption proceeds as instructed on or about the fifth Business Day prior to the end of each month. There are no separate fees charged to you by the Fund for participating in the Systematic Withdrawal Plan. However, you


PROSPECTUS
should not participate in the Systematic Withdrawal Plan if you also are purchasing shares of a Fund subject to a sales charge.

 It may take up to ten (10) days after receipt of your request to establish your participation in the Systematic Withdrawal Plan. You may change your withdrawal amount, suspend withdrawals or terminate your participation in the Systematic Withdrawal Plan at any time by providing written notice to the Transfer Agent at least five (5) Business Days prior to any scheduled transaction. Your participation in the Systematic Withdrawal Plan is terminated automatically if your Fund account, or, in some cases, Approved Bank Account, is closed.

EXPEDITED REDEMPTIONS BY MAIL OR TELEPHONE

 You may request an expedited redemption of Fund shares by letter, in which case your receipt of redemption proceeds, but not the Fund's receipt of your redemption request, would be expedited. Telephone redemption or exchange privileges are made available to you automatically upon the opening of an account unless you decline the privilege. You also may request an expedited redemption of Fund shares by telephone on any Business Day, in which case both your receipt of redemption proceeds and the Fund's receipt of your redemption request would be expedited. You may call 1-800-222-8222 to request expedited redemption by telephone. You may mail an expedited redemption request to the Transfer Agent at the mailing address set forth under "Investing In The
Funds -- Initial Purchases by Wire."

 Upon request, net redemption proceeds of expedited redemptions of $5,000 or more are wired or credited to your Approved Bank Account or wired to the Selling Agent designated in the Account Application. The Trust reserves the right to impose a charge for wiring redemption proceeds. When proceeds of your expedited redemption are to be paid to someone else, to an address other than that of record, or to an Approved Bank Account or Selling Agent that you have not predesignated in your Account Application, the expedited redemption request must be made by letter and the signature(s) on the letter must be guaranteed, regardless of the amount of the redemption. If your expedited redemption request is received by the Transfer Agent by the close of the NYSE on a Business Day, your redemption proceeds are transmitted to your Approved Bank Account or Selling Agent on the next Business Day (assuming your investment check has cleared as described above), absent extraordinary circumstances. Such extraordinary circumstances could include those described above as potentially delaying redemptions, and also could include situations involving an unusually heavy volume of wire transfer orders on a national or regional basis or communication or transmittal delays that could cause a brief delay in the wiring or crediting of funds. A check for proceeds of less than $5,000 is mailed to your address of record or, at your election, credited to your Approved Bank Account.


                                                                PROSPECTUS

 During periods of drastic economic or market activity or changes, you may experience problems implementing an expedited redemption by telephone. In the event you are unable to reach the Transfer Agent by telephone, you should consider using overnight mail to implement an expedited redemption. The Trust reserves the right to modify or terminate the expedited telephone redemption privilege at any time.

REDEMPTIONS THROUGH SELLING AGENTS

 If your redemption order is received by a Selling Agent before the close of trading on the NYSE and received by the Transfer Agent before the close of business on the same day, the order is executed at the NAV determined as of the close of trading on the NYSE on that day. If your redemption order is received by a Selling Agent after the close of trading on the NYSE, or not received by the Transfer Agent prior to the close of business, your order is executed at the NAV determined as of the close of trading on the NYSE on the next Business Day. The Selling Agent is responsible for the prompt transmission of your redemption order to the Trust.

 Unless you have made other arrangements with a Selling Agent, and the Transfer Agent has been informed of such arrangements, net proceeds of a redemption order made by you through a Selling Agent are credited to your Approved Bank Account. If no such account is designated, a check for the net redemption proceeds is mailed to your address of record or, if such address is no longer valid, the net redemption proceeds are credited to your account with the Selling Agent. You may request a check from the Selling Agent or elect to retain the net redemption proceeds in such account. The Selling Agent may charge you a service fee. In addition, it may benefit from the use of your redemption proceeds until the check it issues to you has cleared or until such proceeds have been disbursed or reinvested on your behalf.

REDEMPTIONS THROUGH SHAREHOLDER SERVICING AGENTS

 You may request a redemption of Fund shares through your Shareholder Servicing Agent. If your redemption order is transmitted by the Shareholder Servicing Agent, on your behalf, to the Transfer Agent before the close of regular trading on the NYSE, the redemption order is executed at the NAV determined as of the close of regular trading on the NYSE on that day. If your Shareholder Servicing Agent transmits your redemption order to the Transfer Agent after the close of trading on the NYSE, then your order is executed on the next Business Day following the date your order is received. The Shareholder Servicing Agent is responsible for the prompt transmission of redemption orders to the Funds.

 Unless you have made other arrangements with your Shareholder Servicing Agent, and the Transfer Agent has been informed of such arrangements, net redemption proceeds of a redemption order made by you through your Shareholder Servicing Agent are credited to your Approved Bank Account. If no such account is designated, a check


PROSPECTUS
for the proceeds is mailed to your address of record or, if such address is no longer valid, the proceeds are credited to your account with your Shareholder Servicing Agent or to another account designated in your agreement with your Shareholder Servicing Agent. The Shareholder Servicing Agent may charge you a fee. In addition, the Shareholder Servicing Agent may benefit from the use of proceeds credited to your account until any check it issues to you has cleared or until such proceeds have been disbursed or reinvested on your behalf.

                               Exchange Privilege

 The exchange privilege is a convenient way to buy shares in Stagecoach Funds to respond to changes in your investment needs. You can exchange between the various funds in the Stagecoach Family of Funds as follows:


    EXCHANGES BETWEEN                                                    YES NO
    -----------------                                                    --- ---
    Class A shares and a Money Market Mutual Fund.......................   X
    Class A shares and Class A shares...................................   X
    Class B shares and a Money Market Mutual Fund.......................   X
    Class B shares and Class B shares...................................   X
    Class A shares and Class B shares...................................       X

 Important factors that you should consider:

 . You will need to read the prospectus of the fund into which you want to exchange.

 . Every exchange is a redemption of shares of one fund and a purchase of shares of another fund. The redemption may produce a gain or loss for federal income tax purposes.

 . You must exchange at least the minimum initial purchase amount of the fund you are redeeming, unless your balance has fallen below that amount due to market conditions or you have already met the minimum initial purchase amount of the fund you are purchasing.

 . If you exchange Class A shares, you will need to pay any difference between the load that you have already paid and the load that you are subject to in the new fund (less the difference between any load already paid under the maximum 3% load schedule and the maximum 4.50% schedule).

 . You will not pay a contingent deferred sales charge on any exchange from Class B shares into other Class B shares or a Money Market Mutual Fund. The new shares will continue to age while they are in the new fund and will be charged the


                                                                PROSPECTUS
   contingent deferred sales charge applicable to the original shares upon redemption.

 . The Trust may limit the number of times shares may be exchanged or may reject any telephone exchange order. Subject to limited exceptions, the Trust will notify you 60 days before discontinuing or modifying the exchange privilege.

 You may exchange shares by writing the Transfer Agent or, if you have telephone privileges, you may call the Transfer Agent. Exchanges are subject to the procedures and conditions applicable to purchasing and redeeming shares.

CONVERSION

 A Fund's Class B shares that have been outstanding for six years after the end of the month in which the shares were initially purchased automatically convert to Class A shares of such Fund and, consequently, will no longer be subject to the higher Rule 12b-1 Fees applicable to Class B shares. Such conversion is on the basis of the relative NAV of the two Classes, without the imposition of any sales charge or other charge except that the lower Rule 12b-1 Fees applicable to Class A shares shall thereafter be applied to such converted shares. Because the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value will be the same. Reinvestments of dividends and distributions on Class B shares are considered new purchases for purposes of the conversion feature. A conversion should not produce a gain or loss for federal income tax purposes.

 If a shareholder effects one or more exchanges among Class B shares of any Fund or Class A shares of a Money Market Mutual Fund during the six-year period, and exchanges back into Class B shares, the holding period for shares so exchanged is counted toward the six-year period, and any Class B shares held at the end of six years are converted into Class A shares.

                          Dividends and Distributions

 Each Fund declares and pays quarterly dividends of substantially all of its net investment income. Each Fund's net investment income available for distribution to the holders of Class A or B shares is reduced by the amount of the distribution-related expenses payable under the applicable Distribution Plan. Each Fund makes distributions from any net realized gains at least once a year, in all events in a manner consistent with the provisions of the 1940 Act and the Internal Revenue Code. No Fund will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional Fund shares at net asset value, unless payment in cash has been requested.


PROSPECTUS

 Dividends and capital gain distributions have the effect of reducing the NAV per share by the amount distributed on the record date. Although such a dividend or distribution paid to you on newly issued shares shortly after purchase would represent, in substance, a return of capital, the dividend or distribution would consist of net investment income or net realized capital gain and, accordingly, would be taxable to you.

DIVIDEND AND DISTRIBUTION OPTIONS

 When you fill out your Account Application, you can choose from the following dividend and distribution options:

 A. The Automatic Reinvestment Option provides for the reinvestment of your dividends and capital-gain distributions in additional shares of the same class of the Fund which paid such dividends or capital gain distributions. Dividends and distributions declared in a month generally are reinvested at NAV on the last Business Day of such month. You are assigned this option automatically if you make no choice on your Account Application.

 B. The Fund Purchase Option lets you use your dividends and/or capital-gain distributions from the Funds to purchase, at NAV plus any applicable sales charge, shares of another fund in the Stagecoach Family of Funds offered in your state of residence with which you have an established account that has met the applicable minimum initial investment requirement. Dividends and distributions paid on Class A or Class B shares may be invested in Class A or Class B shares, respectively, of another LifePath Fund or another fund of the Stagecoach Family of Funds.

 C. The Automatic Clearing House Option permits you to have dividends and capital-gain distributions deposited in your Approved Bank Account. In the event your Approved Bank Account is closed and such distribution is returned to the Funds' dividend disbursing agent, the distribution will be reinvested in your Fund account at the NAV next determined after the distribution has been resumed. Your Automatic Clearing House Option will be converted to the Automatic Reinvestment Option.

 D. The Check Payment Option lets you receive a check for all dividends and/or capital gain distributions, which is mailed either to your designated address or your designated Approved Bank shortly following declaration. If the U.S. Postal Service cannot deliver such checks, or if such checks remain uncashed for six months, those checks will be reinvested in your Fund account at the NAV next determined after the earlier of the date the checks have been returned to the dividend disbursing agent or the date six months after the payment of such dividend or distribution. Your Check Payment Option will be converted to the Automatic Reinvestment Option.

 The Trust takes reasonable efforts to locate investors whose checks are returned or uncashed after six months.


                                                                PROSPECTUS

                                     Taxes

 Distributions from a Fund's net investment income and net short-term capital gains, if any, are designated as dividend distributions and taxable to the Fund's shareholders as ordinary income. Distributions from a Fund's net long-term capital gains are designated as capital gain distributions and taxable to the Fund's shareholders as long-term capital gains. In general, your distributions will be taxable when paid, whether you take such distributions in cash or have them automatically reinvested in additional Fund shares. However, distributions declared in October, November, and December and distributed by the following January will be taxable as if they were paid by December 31.

 Your redemptions (including redemptions in-kind) and exchanges of Fund shares will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the cost of your shares. See "Federal Income Taxes --
 Disposition of Fund Shares" in the SAIs.

 Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in the SAIs. In certain circumstances, U.S. residents may also be subject to withholding taxes. See "Federal Income Taxes -- Backup Withholding" in the SAIs.

 The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation as well as with respect to foreign, state and local taxes. Further federal tax considerations are discussed in the SAI for each Fund.

                            Performance Information

 For purposes of advertising, performance of the LifePath Funds may be calculated on the basis of average annual total return, cumulative total return and/or yield of a class of shares.

 Average annual total return of a class of shares is calculated pursuant to a standardized formula which assumes that an investment in that class of shares of the Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return of a class of shares is expressed as a percentage rate which, if applied on a compounded annual basis, would


PROSPECTUS
result in the redeemable value of the investment in a class of shares at the end of the period. Advertisements of the performance of a class of shares of a LifePath Fund includes the Fund's average annual total return of a class of shares for one, five and ten year periods, or for shorter time periods depending upon the length of time during which such Fund has operated.

 Cumulative total return of a class of shares is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of a class of shares generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return of a class of shares or may include the value of a hypothetical investment in a class of shares at the end of the period which assumes the application of the percentage rate of total return.

 The performance of the LifePath Funds may be advertised in terms of yield. The yield on shares of these Funds is calculated by dividing each Fund's net investment income per share earned during a specified period (usually 30 days) by its net asset value per share on the last day of such period and annualizing the result.

 Performance of a class of shares varies from time to time, and past results are not predictive of future performance. Investors should remember that performance is a function of the type and quality of portfolio securities held by the Master Portfolio in which the Fund invests and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

 Comparative performance information may be used from time to time in advertising or marketing a Fund's shares, including data from Lipper Analytical Services, Inc., Bank Rate Monitor, Bond 20-Bond Index, Moody's Bond Survey Bond Index, Lehman Brothers Aggregate Bond Index and components thereof, IBC/Donoghue's Money Fund Report, Standard & Poor's 500 Stock Index, Wilshire 5000 Index, the Dow Jones Industrial Average, CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service, Mutual Fund Values; Mutual Fund Forecaster, Schabacker Investment Management, Inc., Morningstar, Inc. and other industry publications.

 Total return and yield quotations are computed separately for each class of the Funds' shares. Because of the difference in the fees and expenses borne by a class of shares of the Funds, the performance of each class can be expected, at any given time, to differ from the performance of another class of shares.

 Additional information about the performance of each Fund is contained in the Funds' SAI and the Annual Report, which may be obtained free of charge by calling the Trust at 1-800-222-8222.


                                                                PROSPECTUS

                              General Information

 The Trust was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated May 14, 1993. The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each LifePath Fund of the Trust offers Class A, Class B (except LifePath 2000 Fund) and Institutional Class shares. Each share has one vote. Institutional Class shares are no longer offered to the public, although a limited number of such shares were outstanding as of the date of this Prospectus.

 To date, the Board of Trustees has authorized the creation of ten separate portfolios of shares, including the five Funds offered hereby. All consideration received by the Trust for shares of one of the portfolios and all assets in which such consideration is invested belong to that portfolio (subject only to the rights of creditors of the Trust) and are subject to the liabilities related thereto. The income attributable to, and the expenses of, one portfolio are treated separately from those of the other portfolios. The Trust has the ability to create, from time to time, new portfolios without shareholder approval.

 Under the terms of a License Agreement between the Trust and Wells Fargo Bank, Wells Fargo Bank has granted the Trust a non-exclusive license to use the name "Stagecoach." If the License Agreement is terminated, the Trust, at the request of Wells Fargo Bank, will cease using the name "Stagecoach." BGFA has granted the Trust a non-exclusive license to use the name "LifePath." If the license agreement is terminated, the Trust, at BGFA's request, will cease using the "LifePath" name.

 Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself is unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying such liability is entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust. As described under "Management of the Trust" in the SAI, the Trust ordinarily does not hold shareholder meetings; however, shareholders under certain circumstances have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.


PROSPECTUS

 Each LifePath Fund currently invests all of its assets in a LifePath Master Portfolio of MIP with a corresponding investment objective. Whenever a Fund, as a Master Portfolio's interestholder, is requested to vote on matters submitted to interestholders of the Master Portfolio, the Funds will hold a meeting of its shareholders to consider such matters and the Fund will cast its votes in proportion to the votes received from Fund shareholders. Each LifePath Fund will vote Master Portfolio shares for which it receives no voting instructions in the same proportion as the votes received from Fund shareholders. If a Master Portfolio's investment objective or policies are changed, the corresponding LifePath Fund could subsequently change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolios and either seek a new investment company with a substantially matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund.

 Investor inquiries may be made by writing to the Trust c/o Wells Fargo Bank, N.A. --Shareholder Services, P.O. Box 7066, San Francisco, California 94120-7066 or by calling 1-800-222-8222.

 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN THE FUNDS' SAI, AND IN THE TRUST'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUNDS' SHARES AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                                                                PROSPECTUS

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                APPENDIX -- ADDITIONAL INVESTMENT POLICIES

PORTFOLIO SECURITIES

 To the extent set forth in this Prospectus, each Fund through its investment in the corresponding Master Portfolio may invest in the securities described below. To avoid the need to refer to both the Funds and the Master Portfolios in every instance, the following sections generally refer to the Funds only. REFERENCES TO THE INVESTMENTS AND INVESTMENT POLICIES AND RISKS OF THE LIFEPATH FUNDS, UNLESS OTHERWISE INDICATED, SHOULD BE UNDERSTOOD AS REFERENCES TO THE INVESTMENTS AND INVESTMENT POLICIES AND RISKS OF THE CORRESPONDING MASTER PORTFOLIOS.

 U.S. GOVERNMENT OBLIGATIONS -- The LifePath Funds may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

 SECURITIES OF NON-U.S. ISSUERS -- The Funds may invest in certain securities of non-U.S. issuers as discussed below.

 Obligations of Foreign Governments, Supranational Entities and Banks -- Each LifePath Fund may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which such Fund may invest. The Funds may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of each Fund's assets invested in obligations of foreign governments and

                                      A-1                             PROSPECTUS
supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

 Each Fund may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

 Foreign Equity Securities and Depositary Receipts -- Each LifePath Fund's assets may be invested in equity securities of foreign issuers and in American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") of such issuers.

 ADRs and EDRs may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe. Each LifePath Fund may invest in ADRs, EDRs and CDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

 FLOATING- AND VARIABLE-RATE OBLIGATIONS -- Each LifePath Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

 MORTGAGE-RELATED SECURITIES -- Each LifePath Fund may invest in mortgage-related securities ("MBSs"), which are securities representing interests in a pool of loans secured by mortgages. The resulting cash flow from these mortgages is used to pay principal and interest on the securities. MBSs are assembled for sale to investors by various government-sponsored enterprises such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") or are guaranteed by such governmental agencies as the Government National Mortgage Association ("GNMA"). Regardless of the type of guarantee, all MBSs are subject to interest rate risk (i.e., exposure to loss due to changes in interest rates).

PROSPECTUS                           A-2

 GNMA MBSs include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the full and timely payment of principal and interest by GNMA and such guarantee is backed by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development and, as such, Ginnie Maes are backed by the full faith and credit of the federal government. In contrast, MBSs issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes") which are solely the obligations of FNMA and are neither backed by nor entitled to the full faith and credit of the federal government). FNMA is a government-sponsored enterprise which is also a private corporation whose stock trades on the NYSE. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. MBSs issued by FHLMC include FHLMC Mortgage Participation Certificates ("Freddie Macs" or "PCs"). FHLMC is a government-sponsored enterprise whose MBSs are solely obligations of FHLMC. Therefore, Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. FHLMC guarantees timely payment of interest, but only ultimate payment of principal due under the obligations it issues. FHLMC may, under certain circumstances, remit the guaranteed payment of principal at any time after default on an underlying mortgage, but in no event later than one year after the guarantee becomes payable.

 FUTURES CONTRACTS AND OPTIONS TRANSACTIONS -- Each LifePath Fund may use futures as a substitute for a comparable market position in the underlying securities.

 A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial statement at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are subject to market risk (i.e., exposure to adverse price changes).

 Although each of the indicated Funds intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no

                                      A-3                             PROSPECTUS
trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments on variation margin.

 Stock Index Futures and Options on Stock Index Futures -- Each LifePath Fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

 Interest-Rate Futures Contracts and Options on Interest-Rate Futures
Contracts -- Each LifePath Fund may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Funds may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate their options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest rate futures and price movements in the Funds' portfolio securities which are the subject of the transaction.

 Interest-Rate and Index Swaps -- Each LifePath Fund may enter into interest-rate and index swaps in pursuit of their investment objectives. Interest-rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments on fixed-rate payments). Index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If a Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

PROSPECTUS                             A-4

 The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by a Fund. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that a Fund contractually is entitled to receive.

 Foreign Currency and Futures Transactions -- Foreign currency transactions may occur on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or on a forward basis. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a set price on a future date which must be more than two days from the date of the contract. The forward foreign currency market offers less protection against default than is available when trading currencies on an exchange, since a forward currency contract is not guaranteed by an exchange or clearinghouse. Therefore, a default on a forward currency contract would deprive a LifePath Fund of unrealized profits or force such Fund to cover its commitments for purchase or resale, if any, at the current market price.

 Each LifePath Fund may combine forward currency exchange contracts with investments in securities denominated in other currencies.

 Each LifePath Fund also may maintain short positions in forward currency exchange transactions, which would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency such Fund contracted to receive in the exchange.

 Unlike trading on domestic futures exchanges, trading on foreign futures exchanges is not regulated by the Commodity Futures Trading Commission (the "CFTC") and generally is subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. BGFA, however, considers on an ongoing basis the creditworthiness of such counterparties. In addition, any profits that a LifePath Fund might realize in trading could be eliminated by adverse changes in the exchange rate; adverse exchange rate changes also could cause a Fund to incur losses. Transactions on foreign exchanges may include both futures contracts which are traded on domestic exchanges and those which are not. Such transactions may also be subject to withholding and other taxes imposed by foreign governments.

                                      A-5                             PROSPECTUS

 INVESTMENT COMPANY SECURITIES -- Each Master Portfolio may invest in securities issued by other investment companies which principally invest in securities of the type in which the Master Portfolio invests. Under the 1940 Act, a Master Portfolio's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Portfolio's net assets with respect to any one investment company and (iii) 10% of the Master Portfolio's net assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses. The Fund may also purchase shares of exchange listed closed-end funds.

 ILLIQUID SECURITIES -- Each LifePath Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, participation interests that are not subject to the demand feature described above, floating- and variable-rate demand obligations as to which the Fund cannot exercise the related demand feature described above on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS

 Each LifePath Fund may invest in the following high-quality money market instruments on an ongoing basis to provide liquidity, for temporary purposes when there is an unexpected level of shareholder purchases or redemptions or when "defensive" strategies are appropriate: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by BGFA or Wells Fargo Bank; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and
(vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable quality to obligations of U.S. banks which may be purchased by the Fund.

PROSPECTUS                            A-6

 Bank Obligations -- Each Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

 Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

 Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

 Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

 Commercial Paper and Short-Term Corporate Debt Instruments -- Each Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser and/or sub-adviser to each Fund monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

 Each Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. A Fund will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The investment adviser and/or sub-adviser to each Fund will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent the Fund continues to hold such obligations, it may be subject to additional risk of default.


                                      A-7                             PROSPECTUS

 Repurchase Agreements -- Each Fund may enter into repurchase agreements wherein the seller of a security to a Fund agrees to repurchase that security from the Fund at a mutually-agreed upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, and all repurchase transactions must be collateralized. A Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Funds may participate in pooled repurchase agreement transactions with other funds advised by BGFA.

 FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED-DELIVERY
TRANSACTIONS -- Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the adviser.

 BORROWING MONEY -- As a fundamental policy, each Fund is permitted to borrow to the extent permitted under the 1940 Act. However, each Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, and may borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Fund's total assets, the Fund will not make any investments.

 LOANS OF PORTFOLIO SECURITIES -- Each Fund may lend securities from their portfolios to brokers, dealers and financial institutions (but not individuals) in order to increase the return on such Fund's portfolio. The value of the loaned securities may not exceed one-third of a Fund's total assets and loans of portfolio securities are fully collateralized based on values that are market-to-market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Funds may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon the borrower or a placing broker.

PROSPECTUS                            A-8

 CONVERTIBLE SECURITIES -- Each LifePath Fund may purchase fixed-income convertible securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed-income stream (generally higher in yield than the income from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

 In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

 RATINGS -- The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, BGFA also evaluates such obligations and the ability of their issuers to pay interest and principal. Each Fund relies on BGFA's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, BGFA takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the quality of the issuer's management and regulatory matters. It also is possible that a rating agency might not timely change the rating on a particular issue to reflect subsequent events.

CERTAIN FUNDAMENTAL POLICIES

 Each Fund and Master Portfolio may (i) borrow money to the extent permitted under the 1940 Act; (ii) invest up to 5% of its total assets in the obligations of any single issuer, except that up to 25% of the value of the total assets of such Fund or Master Portfolio may be invested and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities may be purchased, without regard to any such limitation; and (iii) invest up to 25% of the value of its total assets in the

                                      A-9                             PROSPECTUS
securities of issuers in a particular industry or group of closely related industries, provided there is no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This paragraph describes fundamental policies that cannot be changed as to a Fund or Master Portfolio without approval by the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund or Master Portfolio, as the case may be. See "Investment Objectives and Management Policies -- Investment Restrictions" in the SAI.

CERTAIN ADDITIONAL NON-FUNDAMENTAL POLICIES

 Each Fund and Master Portfolio may (i) purchase securities of any company having less than three years' continuous operation (including operations of any predecessors) if such purchase does not cause the value of its investments in all such companies to exceed 5% of the value of its total assets; (ii) pledge, hypothecate, mortgage or otherwise encumber its assets, but only to secure permitted borrowings; and (iii) invest up to 15% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities. See "Investment Objectives and Management Policies -- Investment Restrictions" in the SAI.

PROSPECTUS                            A-10

Sponsored/Distributed by
Stephens Inc., Member NYSE/SIPC

NOT FDIC INSURED

                                                               SCF094(6/97)

STAGECOACH FUNDS(R)
P.O. Box 7066
San Francisco, CA 94120-7066





 STAGECOACH FUNDS:
 --------------------------------------------------------------------------


 . are NOT INSURED BY THE FDIC or U.S. Government
 . are NOT obligations or deposits of Wells Fargo Bank
   nor guaranteed by the Bank
 . involve investment risk, including possible loss of principal.


[RECYCLED PAPER LOGO APPEARS HERE]
Printed on Recycled Paper                                          SCF094 (6/97)

                              STAGECOACH FUNDS(R)

                      STAGECOACH LIFEPATH(TM) FUNDS
                              INSTITUTIONAL CLASS


     The LIFEPATH FUNDS consist of five asset allocation funds (the "LifePath Funds") offered by Stagecoach Trust (the "Trust"), an open-end, management investment company. The LifePath Funds seek to provide investors with an asset allocation strategy designed to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk that investors, on average, may be willing to accept given their investment time horizons. INSTITUTIONAL SHARES OF THE FUNDS ARE NO LONGER BEING OFFERED FOR SALE, ALTHOUGH A LIMITED NUMBER OF SUCH SHARES REMAIN OUTSTANDING AS OF THE DATE OF THIS PROSPECTUS. THIS PROSPECTUS PROVIDES INFORMATION TO THE EXISTING SHAREHOLDERS OF INSTITUTIONAL CLASS SHARES OF THE FUNDS.

     Investors are encouraged to select a particular LifePath Fund based on the decade of their anticipated retirement or when they anticipate beginning to withdraw substantial portions of their investment.

     . LIFEPATH 2000 FUND is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2000.

     . LIFEPATH 2010 FUND is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2010.

     . LIFEPATH 2020 FUND is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

     . LIFEPATH 2030 FUND is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

     . LIFEPATH 2040 FUND is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.


     Please read this Prospectus and retain it for future reference. A Statement of Additional Information ("SAI") dated June 30, 1997 has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. For a free copy, write to the Trust c/o Wells Fargo Bank, N A -- Stagecoach Shareholder Services, P.O. Box 7066, San Francisco, California 94120-7066, or call 1-800-222-8222. The SAI and other information is available on the SEC's Web site (http://www.sec.gov). If you hold shares in an IRA, please call 1-800-BEST-IRA (1-800-237-8472) for information or assistance.


FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY WELLS FARGO BANK, N.A., BARCLAYS GLOBAL FUND ADVISORS OR ANY OF THEIR AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        PROSPECTUS DATED JUNE 30, 1997

     The LifePath Funds also offer Class A and Class B shares. Investors may be eligible to invest in the Class A or Class B shares. A free copy of the current Prospectus for the Class A and Class B shares is available by writing to the Trust c/o Wells Fargo Bank, N.A. -- Shareholder Services, P.O. Box 7066, San Francisco, California 94120-7066 or by calling 1-800-222-8222.


Each Fund invests all of its assets in a separate series (each, a "Master Portfolio") of Master Investment Portfolio ("MIP"), an open-end, management investment company, rather than in a portfolio of securities. Each Fund has the same investment objective as the Master Portfolio bearing the corresponding name, and each Fund's investment experience corresponds directly with the relevant Master Portfolio's investment experience. References to the investments and investment policies and risks of the Funds in this prospectus, unless otherwise indicated, should be understood as references to the investments and investment policies and risks of the corresponding Master Portfolios. Interests in a Master Portfolio may be purchased only by investment companies or accredited investors.

                                _______________

BARCLAYS GLOBAL FUND ADVISERS SERVES AS EACH MASTER PORTFOLIO'S INVESTMENT ADVISER, AND TOGETHER WITH ITS AFFILIATES, PROVIDES OTHER SERVICES FOR WHICH IT IS COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED WITH BARCLAYS GLOBAL FUND ADVISORS, SERVES AS THE TRUST'S CO-ADMINISTRATOR AND AS DISTRIBUTOR OF EACH FUND'S SHARES.

                               TABLE OF CONTENTS
                                   _________

SUMMARY OF FUND EXPENSES.....................................     1

FINANCIAL HIGHLIGHTS.........................................     3

DESCRIPTION OF THE FUNDS.....................................     7

MANAGEMENT OF THE FUNDS......................................    14

DESCRIPTION OF SHARES........................................    16

HOW TO REDEEM SHARES.........................................    16

EXCHANGE PRIVILEGE...........................................    18

SHARE VALUE..................................................    19

DIVIDENDS, DISTRIBUTIONS AND TAXES...........................    19

PERFORMANCE INFORMATION......................................    20

GENERAL INFORMATION..........................................    21

APPENDIX.....................................................    A-1

                           SUMMARY OF FUND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Charge on Purchases
 (as a percentage of offering price)...................................   None
Maximum Sales Charge on Reinvested
 Dividends.............................................................   None
Maximum Deferred Sales Charge on Redemptions...........................   None
Exchange Fees..........................................................   None


ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                       LIFEPATH       LIFEPATH       LIFEPATH       LIFEPATH       LIFEPATH
                                       2000 FUND      2010 FUND      2020 FUND      2030 FUND      2040 FUND
                                       ---------      ---------      ---------      ---------      ---------
Master Portfolio
  Management Fees/1/...............       .55%            .55%           .55%           .55%         .55%
Other Expenses.....................       .40%            .40%           .40%           .40%         .40%
                                          ---             ---            ---            ---          ---
TOTAL FUND OPERATING EXPENSES......       .95%            .95%           .95%           .95%         .95%

/1/ A portion of these fees is covered by a "defensive" Rule 12b-1 Distribution Plan that does not result in additional expenses to the Funds or Master Portfolios. (See "Management of the Funds -- MIP 12b-1 Plan" for further information.)

EXAMPLE OF EXPENSES

     An investor would pay the following expenses on a $1,000 investment in Institutional Class shares of the Fund, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                   LIFEPATH       LIFEPATH       LIFEPATH       LIFEPATH       LIFEPATH
                   2000 FUND      2010 FUND      2020 FUND      2030 FUND      2040 FUND
                   ---------      ---------      ---------      ---------      ---------
      1 YEAR......    $ 10           $ 10           $ 10           $ 10           $ 10
      3 YEARS.....    $ 30           $ 30           $ 30           $ 30           $ 30
      5 YEARS.....    $ 53           $ 53           $ 53           $ 53           $ 53
     10 YEARS.....    $117           $117           $117           $117           $117

EXPLANATION OF TABLES

     The purpose of the foregoing tables is to help a shareholder understand the various costs and expenses that an investor in the Funds will bear directly or indirectly. The foregoing tables reflect expenses at both the Fund and Master Portfolio levels. The tables do not reflect any charges that may be imposed by Wells Fargo Bank or other shareholder servicing agents directly on customers accounts in connection with an investment in a Fund.


     ANNUAL FUND OPERATING EXPENSES are based on each Fund's actual expenses for the fiscal year ended February 28, 1997. The tables do not reflect any fee waivers or expense reimbursement arrangements. Barclays Global Fund Advisors ("BGFA"), Wells Fargo Bank, N.A. ("Wells Fargo Bank") and Stephens Inc. ("Stephens"), at their sole discretion may waive or reimburse all or a portion of their respective fees charged to, or expenses paid by, a Fund or Master Portfolio. Any such waivers or reimbursements would reduce a Fund's or Master Portfolio's total expenses and accordingly, have a favorable impact on its performance. For more complete descriptions of the various costs and expenses you can expect to incur as an investor in the Funds, please see "Management of the Funds."

     EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associated with a $1,000 investment over stated periods, based on the expenses in the above tables and an assumed annual rate of return of 5%. This annual rate of return should not be considered an indication of actual or expected performance of a Fund nor a representation of past or future expenses; actual expenses and returns may be greater or lesser than those shown.

     With regard to the combined fees and expenses of the Funds and Master Portfolios, the Trust's Board of Trustees has considered whether the various costs and benefits of investing each Fund's assets in the corresponding Master Portfolio rather than directly in a portfolio of securities would be more or less than if the Fund invested in portfolio securities directly. The Trust's Board of Trustees believes that the aggregate per share expenses of a Fund and its corresponding Master Portfolio will not be more than the expenses such Fund would incur if it directly acquired and managed the type of securities held by its corresponding Master Portfolio. The Trust's Board of Trustees believes that if other investors invest their assets in the Master Portfolios, certain economic efficiencies may be realized with respect to the Master Portfolios.
For example, fixed expenses that otherwise would have been borne solely by a Fund would be spread across a larger assets base provided by more than one fund investing in a Master Portfolio. There can be no assurance that these economic efficiencies will be achieved.


     The Trust also offers Class A and Class B shares of the LifePath Funds. In addition, MasterWorks Funds Inc., an open-end, series investment company, currently offers series of shares which invest in the Master Portfolios. The expenses, and accordingly the investment returns, of the Class A and Class B shares, and the MasterWorks series may differ from those of the Institutional Class shares. Information about these other investment options in the Master Portfolios may be obtained by calling Stephens at 1-800-643-9691. For additional information see "Management of the Funds."

                              FINANCIAL HIGHLIGHTS

The following information has been derived from the Financial Highlights of the Institutional Class shares in the Funds' financial statements for the fiscal year ended February 28, 1997. The financial statements are incorporated by reference into the SAI and have been audited by KPMG Peat Marwick LLP, independent auditors, whose report dated April 11, 1997 also is incorporated by reference into the SAI. This information should be read in conjunction with the financial statements and notes thereto. The SAI has been incorporated by reference into this Prospectus.

                                                              LIFEPATH 2000 FUND
                                                   ---------------------------------------------
                                                   YEAR ENDED      YEAR ENDED       YEAR ENDED
                                                   FEBRUARY 28,    FEBRUARY 29,     FEBRUARY 28,
                                                      1997            1996              1995
                                                   ------------    ------------     ------------
Net Asset Value, beginning of period...........       $ 10.67         $  9.94          $10.00
Income from investment operations:
Net investment income..........................          1.29            0.42            0.35
Net realized and unrealized gain/(loss)
   on investments..............................         (0.60)           0.86           (0.12)
                                                      -------         -------          ------
Total from investment operations...............          0.69            1.28            0.23
Less distributions:
From net investment income.....................         (1.36)          (0.42)          (0.28)
From net realized capital gains................         (0.21)          (0.13)          (0.01)
                                                      -------         -------          ------
Total Distributions............................         (1.57)          (0.55)          (0.29)
                                                      -------         -------          ------
Net Asset Value, end of period.................       $  9.79         $ 10.67          $ 9.94
                                                      =======         =======          ======
Total Return (not annualized)..................          7.23%          13.19%           2.38%
Ratios/Supplemental Data:
Net assets, end of period (000)................       $    12         $17,262          $7,499
Number of shares outstanding,
   end of period (000).........................             1           1,618             754
Ratios to average net assets
 (annualized)(1)
Ratio of expenses to average net assets........          0.95%           0.95%           0.95%
Ratio of net investment income to
   average net assets..........................          4.17%           4.23%           4.89%
Portfolio Turnover Rate (2)....................           108%             84%             17%
Average Commission Rate Paid (3)...............       $0.0401          ------          ------
----------

(1) Ratios include expenses charged by the Master Portfolio.

(2) The Portfolio Turnover Rate reflects activity by the Master Portfolio. For the year ended February 28, 1995, the Master Portfolio was audited by other auditors.

(3) The Average Commission Rate Paid reflects activity by the Master Portfolio during the fiscal year ended February 28, 1997. For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary depending on, among other things, the mix of trades, trading practices and commission rate structures.

                                                                 LIFEPATH 2010 FUND
                                                    -------------------------------------------
                                                    YEAR ENDED     YEAR ENDED      YEAR ENDED
                                                    FEBRUARY 28,   FEBRUARY 29,    FEBRUARY 28,
                                                       1997           1996            1995
                                                    ------------   ------------    ------------
Net Asset Value, beginning of period...............   $ 11.47         $ 10.02         $ 10.00
Income from investment operations:
Net investment income..............................      1.57            0.34            0.33
Net realized and unrealized gain/(loss)
   on investments..................................     (0.36)           1.60            0.01
                                                      -------         -------         -------
Total from investment operations...................      1.21            1.94            0.34
Less distributions:
From net investment income.........................     (1.57)          (0.35)          (0.27)
From net realized capital gains....................     (0.17)          (0.14)          (0.05)
                                                      -------         -------         -------
Total Distributions................................     (1.74)          (0.49)          (0.32)
                                                      -------         -------         -------
Net Asset Value, end of period.....................   $ 10.94         $ 11.47         $ 10.02
                                                      =======         =======         =======
Total Return (not annualized)......................     11.89%          19.69%           3.53%
Ratios/Supplemental Data:
Net assets, end of period  (000)...................   $    49         $34,458         $13,028
Number of shares outstanding,
   end of period (000).............................         4           3,004           1,300
Ratios to average net assets
 (annualized)(1)
Ratio of expenses to average net assets............      0.95%           0.95%           0.95%
Ratio of net investment income to
   average net assets..............................      3.41%           3.27%           4.61%
Portfolio Turnover Rate (2)........................        73%             39%             24%
Average Commission Rate Paid (3)...................   $0.0404          ------          ------
----------

(1) Ratios include expenses charged by the Master Portfolio.

(2) The Portfolio Turnover Rate reflects activity by the Master Portfolio. For the year ended February 28, 1995, the Master Portfolio was audited by other auditors.

(3) The Average Commission Rate Paid reflects activity by the Master Portfolio during the fiscal year ended February 28, 1997. For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary depending on, among other things, the mix of trades, trading practices and commission rate structures.

                                                                LIFEPATH 2020 FUND
                                                    -------------------------------------------
                                                    YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                    FEBRUARY 28,    FEBRUARY 29,   FEBRUARY 28,
                                                       1997            1996           1995
                                                    ------------    ------------   ------------
Net Asset Value, beginning of period............      $ 11.98         $ 10.17         $ 10.00
Income from investment operations:
Net investment income...........................         0.96            0.29            0.30
Net realized and unrealized gain/(loss)
   on investments...............................         0.72            2.03            0.12
                                                      -------         -------         -------
Total from investment operations................         1.68            2.32            0.42
Less distributions:
From net investment income......................        (0.96)          (0.30)          (0.25)
From net realized capital gains.................        (0.42)          (0.21)           0.00
                                                      -------         -------         -------
Total Distributions.............................        (1.38)          (0.51)          (0.25)
                                                      -------         -------         -------
Net Asset Value, end of period..................      $ 12.28         $ 11.98         $ 10.17
                                                      =======         =======         =======
Total Return (not annualized)...................        15.14%          23.18%           4.39%
Ratios/Supplemental Data:
Net assets, end of period (000).................      $    69         $40,570         $16,618
Number of shares outstanding,
   end of period (000)..........................            6           3,385           1,634
Ratios to average net assets
 (annualized)(1)
Ratio of expenses to average net assets.........         0.95%           0.95%           0.95%
Ratio of net investment income
   to average net assets........................         2.57%           2.68%           3.88%
Portfolio Turnover Rate (2).....................           61%             49%             28%
Average Commission Rate Paid (3)................      $0.0451          ------          ------
----------

(1) Ratios include expenses charged by the Master Portfolio.

(2) The Portfolio Turnover Rate reflects activity by the Master Portfolio. For the year ended February 28, 1995, the Master Portfolio was audited by other auditors.

(3) The Average Commission Rate Paid reflects activity by the Master Portfolio during the fiscal year ended February 28, 1997. For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary depending on, among other things, the mix of trades, trading practices and commission rate structures.

                                                               LIFEPATH 2030 FUND
                                                    -------------------------------------------
                                                    YEAR ENDED     YEAR ENDED      YEAR ENDED
                                                    FEBRUARY 28,   FEBRUARY 29,    FEBRUARY 28,
                                                       1997           1996            1995
                                                    ------------   ------------    ------------

Net Asset Value, beginning of period............      $ 12.37         $ 10.18          $10.00
Income from investment operations:
Net investment income...........................         0.49            0.23            0.29
Net realized and unrealized gain/(loss)
   on investments...............................         1.66            2.47            0.14
                                                      -------         -------          ------
Total from investment operations................         2.15            2.70            0.43
Less distributions:
From net investment income......................        (0.49)          (0.24)          (0.25)
From net realized capital gains.................        (0.33)          (0.27)           0.00
                                                      -------         -------          ------
Total Distributions.............................        (0.82)          (0.51)          (0.25)
                                                      -------         -------          ------
Net Asset Value, end of period..................      $ 13.70         $ 12.37          $10.18
                                                      =======         =======          ======
Total Return (not annualized)...................        18.13%          26.88%           4.42%
Ratios/Supplemental Data:
Net assets, end of period (000).................      $    41         $25,447          $9,682
Number of shares outstanding,
   end of period (000)..........................            3           2,058             951
Ratios to average net assets
 (annualized) (1)
Ratio of expenses to average net assets.........         0.95%           0.95%           0.95%
Ratio of net investment income to
   average net assets...........................         2.06%           2.15%           3.59%
Portfolio Turnover Rate (2).....................           42%             39%             40%
Average Commission Rate Paid (3)................      $0.0364          ------          ------
----------

(1) Ratios include expenses charged by the Master Portfolio.

(2) The Portfolio Turnover Rate reflects activity by the Master Portfolio. For the year ended February 28, 1995, the Master Portfolio was audited by other auditors.

(3) The Average Commission Rate Paid reflects activity by the Master Portfolio during the fiscal year ended February 28, 1997. For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary depending on, among other things, the mix of trades, trading practices and commission rate structures.


                                           LIFEPATH 2040 FUND
                                           -------------------

                                               YEAR ENDED         YEAR ENDED      YEAR ENDED
                                              FEBRUARY 28,       FEBRUARY 29,    FEBRUARY 28,
                                                  1997               1996            1995
                                           -------------------   -------------   -------------
Net Asset Value, beginning of period......            $ 12.86         $ 10.37          $10.00
Income from investment operations:
Net investment income.....................               0.63            0.17            0.20
Net realized and unrealized gain/(loss)
   on investments.........................               1.78            2.84            0.34
                                                      -------         -------          ------
Total from investment operations..........               2.41            3.01            0.54
Less distributions:
From net investment income................              (0.64)          (0.18)          (0.17)
From net realized capital gains...........              (0.69)          (0.34)           0.00
                                                      -------         -------          ------
Total Distributions.......................              (1.33)          (0.52)          (0.17)
                                                      -------         -------          ------
Net Asset Value, end of period............            $ 13.94         $ 12.86          $10.37
                                                      =======         =======          ======
Total Return (not annualized).............              19.89%          29.32%           5.55%
Ratios/Supplemental Data:
Net assets, end of period (000)...........            $    20         $33,386          $9,976
Number of shares outstanding,
   end of period (000)....................                  1           2,596             962
Ratios to average net assets
   (annualized)(1)
Ratio of expenses to average net assets...               0.95%           0.95%           0.95%
Ratio of net investment income
   to average net assets..................               1.47%           1.53%           2.61%
Portfolio Turnover Rate (2)...............                 48%             29%              5%
Average Commission Rate Paid (3)..........            $0.0351
----------

(1) Ratios include expenses charged by the Master Portfolio.

(2) The Portfolio Turnover Rate reflects activity by the Master Portfolio. For the year ended February 28, 1995, the Master Portfolio was audited by other auditors.

(3) The Average Commission Rate Paid reflects activity by the Master Portfolio during the fiscal year ended February 28, 1997. For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary depending on, among other things, the mix of trades, trading practices and commission rate structures.


                            DESCRIPTION OF THE FUNDS

GENERAL

The Trust is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (the "1940 Act"), and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Each LifePath Fund (except the LifePath 2000 Fund, which does not offer Class B shares) is comprised of three classes of shares -- Class A, Class B and Institutional Class shares. As described below, for certain matters, Trust shareholders vote together as a group, as to others they vote separately by portfolio, and, in certain instances, they vote by class of shares within a portfolio. In addition, because of differences between the fees and expenses borne by the Class A, Class B and Institutional Class shares, the net asset value of the shares will typically differ. This Prospectus describes the Institutional Class shares of the LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds, each of which is diversified. INSTITUTIONAL SHARES OF THE FUNDS ARE NO LONGER BEING OFFERED

FOR SALE, ALTHOUGH A LIMITED NUMBER OF SUCH SHARES REMAIN OUTSTANDING AS OF THE DATE OF THIS PROSPECTUS. THIS PROSPECTUS PROVIDES INFORMATION TO THE EXISTING SHAREHOLDERS OF INSTITUTIONAL CLASS SHARES OF THE FUNDS.

Each LifePath Fund invests all of its assets in a separate Master Portfolio of MIP with the same investment objective as the Fund. For simplicity, references to the investments and investment policies and risks of the Funds, unless otherwise indicated, should be understood as references to the investments and investment policies and risks of the Master Portfolios.

MASTER/FEEDER STRUCTURE

Each Fund is a feeder fund in a master/feeder structure, which means it invests all of its assets in a separate Master Portfolio of MIP with the same investment objective as such Fund. See "Investment Objectives" and "Management Policies" below. MIP is organized as a trust under the laws of the State of Delaware. See "Management of the Funds." In addition to selling its shares to a Fund, each Master Portfolio may sell its shares to certain other mutual funds or other qualified investors. Information regarding additional options, if any, for investment in shares of a Master Portfolio is available from Stephens and may be obtained by calling 1-800-643-9691. The expenses and, correspondingly, the returns of other investment options in MIP are expected to differ from those of the Funds.

The Board of Trustees believes that, if other investors invest their assets in a Master Portfolio of MIP, certain economic efficiencies may be realized with respect to such Master Portfolio. For example, fixed expenses that otherwise would have been borne solely by a Fund would be spread across a larger asset base provided by more than one fund investing in the Master Portfolio. There can be no assurance that these economic efficiencies will be achieved. The Fund and other entities investing in a Master Portfolio will each be liable for all obligations of the Master Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and MIP itself is unable to meet its obligations. Accordingly, the Trust's Board of Trustees believes that none of the Funds nor their shareholders will be adversely affected by reason of investing their assets in a Master Portfolio. However, if a mutual fund or other investor withdraws its investment from such Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses across a larger asset base) that the Trust's Board believes should be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relatively novel nature of the master/feeder structure, accounting and operational difficulties could occur.

Each Master Portfolio's investment objective and other fundamental policies, which are the same as those of the corresponding Fund, cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of such Master Portfolio's outstanding voting interests. Whenever a Fund, as a Master Portfolio interestholder, is requested to vote on matters pertaining to any fundamental policy of such Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters and such Fund will cast its votes in proportion to the votes received from Fund shareholders. A Fund will vote Master Portfolio interests for which it receives no voting instructions in the same proportion as the votes received from Fund shareholders. In addition, certain policies of the Master Portfolio which are non-fundamental could be changed by vote of a majority of MIP's Trustees without shareholder vote. If a Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund investing in that Master Portfolio could subsequently change its objective or policies to correspond to those of the Master Portfolio or the Fund could redeem its Master Portfolio shares and either seek a new investment company in which to invest with a matching objective or retain its own investment adviser to manage such Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in that Fund. A Fund will provide shareholders with 30 days' written notice prior to the implementation of any change in a non-fundamental policy of such Fund or Master Portfolio, to the extent possible.

Each class of the Funds has identical rights with respect to the series of which they are a part, except that there are certain matters which affect one class but not another. Currently, there is a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Class A and Class B shares but not the Institutional Class shares. In addition, certain purchase, exchange and dividend reinvestment options available to Retail Class shareholders are not available to Institutional Class shareholders. On all such matters the shareholders of the affected class vote as a class.

INVESTMENT OBJECTIVES

Each LifePath Fund seeks to provide long-term investors with an asset allocation strategy designed to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk investors, on average, may be willing to accept given their investment time horizons. Specifically:

 . LifePath 2000 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2000.

 . LifePath 2010 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2010.

 . LifePath 2020 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

 . LifePath 2030 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

 . LifePath 2040 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

ABOUT THE FUNDS

Investors are encouraged to invest in a particular LifePath Fund based on the decade of anticipated retirement or when participants anticipate beginning to withdraw substantial portions of their account. For example, the LifePath 2000 Fund is designed for investors in their 50s and 60s who plan to retire (or begin to withdraw substantial portions of their investment) in approximately 2000; the LifePath 2010 Fund is designed for investors in their 40s and 50s who plan to retire (or begin to withdraw as described above) in approximately 2010; and so on. In addition, when making an investment decision, investors should evaluate their risk profile, recognizing, for example, that the LifePath 2040 Fund is designed for investors with a high tolerance for risk while the LifePath 2000 Fund is designed for investors with a low tolerance for risk. The LifePath Funds were the first mutual funds of their kind to offer a flexible investment strategy designed to change over specific time horizons.

The LifePath Funds follow an asset allocation strategy among three broad investment classes: equity securities and debt instruments of issuers located throughout the world and cash in the form of money market instruments. Each LifePath Fund invests varying percentages of its portfolio in equity securities, debt instruments and money market instruments. The later-dated Funds tend to be more heavily invested in equity securities and generally bear more risk than the earlier-dated Funds. The later-dated Funds generally have an expectation of greater total return. The investment class weightings of the LifePath 2040 Fund at a given time might be 100%, 0% and 0% among equity securities, debt securities and cash, respectively, while the weightings of the LifePath 2000 Fund might be 25%, 50% and 25%, respectively. These weightings will change periodically. The difference in the investment class weightings is based on the statistically determined risk that investors, on average, may be willing to accept given their investment time horizons in an effort to maximize assets in anticipation of retirement or for other purposes. As each LifePath Fund approaches its designated time horizon, it generally is managed more conservatively, on the premise that individuals investing for retirement desire to reduce investment risk in their retirement accounts as they age.

As of June 1, 1997, asset allocations in the LifePath Funds were approximately as follows:



                         LIFEPATH    LIFEPATH    LIFEPATH    LIFEPATH    LIFEPATH
                           2000        2010        2020        2030        2040
                           ----        ----        ----        ----        ----
Equity Securities
  Domestic...............    14%         35%         49%         58%         69%
  International..........     7%         12%         15%         19%         20%
Debt Securities..........    79%         52%         35%         22%         10%
Cash.....................     0%          1%          1%          1%          1%

The relative weightings for each of the various investment classes are expected to change over time, with the LifePath 2040 Fund adopting in the 2030s characteristics similar to the LifePath 2000 Fund today. BGFA may in the future refine the Model, or the financial and economic data analyzed by the Model, in ways that could result in changes to recommended allocations.

MANAGEMENT POLICIES

The LifePath Funds contain both "strategic" and "tactical" components. The strategic component of the Funds evaluates the risk that investors, on average, may be willing to accept given their investment time horizons. The strategic component thus determines the changing investment risk level of each LifePath Fund as time passes. The tactical component addresses short-term market conditions. The tactical component thus adjusts the amount of investment risk taken by each LifePath Fund without regard to time horizon, but rather in consideration of the relative risk-adjusted short-term attractiveness of various asset classes.

The LifePath Funds may invest in a wide range of U.S. and foreign investments and market sectors and may shift their allocations among investments and sectors from time to time. To manage the LifePath Funds, BGFA employs a proprietary investment model (the "Model") that analyzes extensive financial and economic data, including risk correlation and expected return statistics. The Model selects indices representing segments of the global equity and debt markets and the Funds invest to create market exposure by purchasing representative samples of the indices in an attempt to replicate their performance.

The Model has broad latitude to allocate the Funds' investments among equity securities, debt securities and money market instruments. The LifePath Funds are not managed as balanced portfolios and are not required to maintain a portion of their investments in each of the permitted investment categories at all times. Until a LifePath Fund attains an asset level of approximately $100 to $150 million, the Model allocates assets across fewer of the investment categories identified below than it otherwise would. As a LifePath Fund approaches this minimum asset level, the Model adds investment categories from among those identified below, thereby approaching the desired investment mix over time.

Each LifePath Fund's investments are compared from time to time to the Model's recommended allocation. Recommended reallocations are implemented subject to BGFA's assessment of current economic conditions and investment opportunities. BGFA may change from time to time the criteria and methods it uses to implement the recommendations of the Model. Recommended reallocations are implemented in accordance with trading policies designed to take advantage of market opportunities and reduce transaction costs. The asset allocation mix selected by the Model is a primary determinant in the respective LifePath Fund's investment performance.

BGFA manages other portfolios which also invest in accordance with the Model. The performance of each of those other portfolios is likely to vary from the performance of each LifePath Fund. Such variation in performance is primarily due to different equilibrium asset mix assumptions used for the various portfolios, timing differences in the implementation of the Model's recommendations and differences in expenses and liquidity requirements. The overall management of each LifePath Fund is based on the recommendation of the Model, and no person is primarily responsible for recommending the mix of asset classes in each Fund or the mix of securities within the asset classes. Decisions relating to the Model are made by BGFA's investment committee.

  EQUITY SECURITIES -- The LifePath Funds seek U.S. equity market exposure through investment in securities representative of the following indices of common stock:

 .   The S&P/BARRA Value Stock Index (consisting of primarily large-
    capitalization U.S. stocks with lower-than-average price/book ratios).

 .   The S&P/BARRA Growth Stock Index (consisting of primarily large-
    capitalization U.S. stocks with higher-than-average price/book ratios).

 .   The Intermediate Capitalization Value Stock Index (consisting of primarily medium-capitalization U.S. stocks with lower-than-average price/book ratios).

 .   The Intermediate Capitalization Growth Stock Index (consisting of primarily medium-capitalization U.S. stocks with higher-than-average price/book ratios).

 .   The Intermediate Capitalization Utility Stock Index (consisting of primarily medium-capitalization U.S. utility stocks).

 .   The Micro Capitalization Market Index (consisting of primarily small-
    capitalization U.S. stocks).

 .   The Small Capitalization Value Stock Index (consisting of primarily small-
    capitalization U.S. stocks with lower-than-average price/book ratios).

 .   The Small Capitalization Growth Stock Index (consisting of primarily small-
    capitalization U.S. stocks with higher-than-average price/book ratios).

  The LifePath Funds seek foreign equity market exposure through investment in foreign equity securities, American Depositary Receipts or European Depositary Receipts of issuers whose securities are representative of the following indices of foreign equity securities:

 .   The Morgan Stanley Capital International (MSCI) Japan Index (consisting of primarily large-capitalization Japanese stocks).

 .   The Morgan Stanley Capital International Europe, Australia, Far East Index
    (MSCI EAFE) Ex-Japan Index (consisting of primarily large-capitalization foreign stocks, excluding Japanese stocks).

  The LifePath Funds also may seek U.S. and foreign equity market exposure through investment in equity securities of U.S. and foreign issuers that are not included in the indices listed above.

 . DEBT SECURITIES -- The LifePath Funds seek U.S. debt market exposure through investment in securities representative of the following indices of U.S. debt securities:

 .   The Lehman Brothers Long-Term Government Bond Index (consisting of all U.S.
    Government bonds with maturities of at least ten years).

 .   The Lehman Brothers Intermediate-Term Government Bond Index (consisting of all U.S. Government bonds with maturities of less than ten years and greater than one year).

 .   The Lehman Brothers Long-Term Corporate Bond Index (consisting of all U.S.
    investment-grade corporate bonds with maturities of at least ten years).

 .   The Lehman Brothers Intermediate-Term Corporate Bond Index (consisting of all U.S. investment-grade corporate bonds with maturities of less than ten years and greater than one year).

 .   The Lehman Brothers Mortgage-Backed Securities Index (consisting of all fixed-coupon mortgage pass-throughs issued by the Federal National Mortgage Association, Government National Mortgage Association and Federal Home Loan Mortgage Corporation with maturities greater than one year).

  The LifePath Funds seek foreign debt market exposure through investment in securities representative of the following index of foreign debt securities:

 .   The Salomon Brothers Non-U.S. World Government Bond Index (consisting of foreign government bonds with maturities of greater than one year).

  Each U.S. and foreign debt security is expected to be part of an issuance with a minimum outstanding amount at the time of purchase of approximately $50 million and $100 million, respectively. Each security in which a LifePath Master Portfolio invests must be rated at least Baa by Moody's Investors Service, Inc. ("Moody's"), or BBB by Standard & Poor's Corporation ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps, Inc. ("Duff") or, if unrated, deemed to be of comparable quality by WFNIA. See "Risk Considerations" below.

  MONEY MARKET INSTRUMENTS -- The money market instruments held by each Fund generally consist of high-quality money market instruments, including U.S. Government obligations, obligations of domestic and foreign banks, short-term corporate debt instruments and repurchase agreements. See "Appendix" below for a more complete description of the money market instruments in which each Fund may invest.

RISK CONSIDERATIONS

General

Since the investment characteristics and, therefore, investment risks directly associated with such characteristics of each LifePath Fund correspond to those of the Master Portfolio in which such Fund invests, the following is a discussion of the risks associated with the investments of the Master Portfolios. Once again, unless otherwise specified, references to the investment policies and risks of a Fund also should be understood as references to the investment policies and risks of the corresponding Master Portfolio.

The net asset value per share of each class of a LifePath Fund is neither insured nor guaranteed, is not fixed and should be expected to fluctuate.

Equity Securities

The stock investments of the LifePath Funds are subject to equity market risk. Equity market risk is the possibility that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. Throughout the first six months of 1997, the stock market, as measured by the S&P 500 Index and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these performance levels will continue.

Debt Securities

The debt instruments in which the LifePath Funds invest are subject to credit and interest rate risk. Credit risk is the risk that issuers of the debt instruments in which the Funds invest may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest. The value of the debt instruments generally changes inversely to market interest rates. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments.

Although some of the Funds' portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities, upon which the

Funds' daily net asset value is based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Foreign Securities

The LifePath Funds may invest in debt obligations and equity securities of foreign issuers and may invest in American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") of such issuers. Investing in the securities of issuers of any foreign country, including through ADRs and EDRs, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

Other Investment Considerations

Because the Master Portfolios may shift investment allocations significantly from time to time, their performance may differ from funds which invest in one asset class or from funds with a stable mix of assets. Further, shifts among asset classes may result in relatively high turnover and transaction (i.e., brokerage commission) costs. Portfolio turnover also can generate short-term capital gains tax consequences. During those periods in which a high percentage of a Master Portfolio's assets are invested in long-term bonds, the Master Portfolio's exposure to interest-rate risk will be greater because the longer maturity of such securities means they are generally more sensitive to changes in market interest rates than short-term securities.

Each LifePath Fund also may lend its portfolio securities and enter into futures transactions, each of which involves risk. The futures contracts and options on futures contracts that each Fund may purchase may be considered derivatives. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indices or rates. Each Fund may use some derivatives as part of its short-term liquidity holdings and/or as substitutes for comparable market positions in the underlying securities. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. A Fund may not use derivatives to create leverage without establishing adequate "cover" in compliance with SEC leverage rules.

Asset allocation and modeling strategies are employed by BGFA for other investment companies and accounts advised or sub-advised by BGFA. If these strategies indicate particular securities should be purchased or sold, at the same time, by a LifePath Fund and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to each by BGFA. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a LifePath Fund or the price paid or received by such Fund.

                            MANAGEMENT OF THE FUNDS

GENERAL

The Trust has not retained the services of an investment adviser because each Fund's assets are invested in a Master Portfolio that has retained investment advisory services (see "Investment Adviser"). Each LifePath Fund bears a pro rata portion of the fees paid to the corresponding Master Portfolio.

BOARD OF TRUSTEES

The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Trust's Trustees are also MIP's Trustees and also serve as Directors of MasterWorks Funds Inc., another open-end investment company whose LifePath Fund series are wholly invested in the Master Portfolios. The Trust's Board, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, has adopted procedures to address potential conflicts of interest that may arise as a result of the structure of the Boards. Additional information regarding the Officers and Trustees of the Trust and MIP is included in the SAI under "Management of the Trust."

INVESTMENT ADVISER

BGFA serves as investment adviser to each LifePath Master Portfolio. BGFA provides investment guidance and policy direction in connection with the management of each Master Portfolio's assets. BGFA is an indirect subsidiary of Barclays Bank PLC ("Barclays") and is located at 45 Fremont Street, San Francisco, California 94105. As of April 30, 1997, BGFA and its affiliates provided investment advisory services for approximately $429 billion of assets. MIP has agreed to pay to BGFA a monthly fee at the annual rate of 0.55% of each LifePath Master Portfolio's average daily net assets as compensation for its advisory services.

BGFA, Barclays and their affiliates may deal, trade and invest for their own account in the types of securities in which a Master Portfolio may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by a Master Portfolio. BGFA has informed MIP that in making investment decisions the Adviser does not obtain or use material inside information in its possession.

Morrison & Foerster LLP, counsel to the Trust and MIP and special counsel to BGFA, has advised the Trust, MIP and BGFA that BGFA and its affiliates may perform the services contemplated by the Investment Advisory Contracts and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

CO-ADMINISTRATORS

Wells Fargo Bank and Stephens serve as co-administrators to the Trust. Wells Fargo Bank and Stephens generally supervise all aspects of the operation of the Trust other than providing investment advice. The administration services provided to the LifePath Funds also include coordination of the other services provided to the LifePath Funds, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Board of Trustees and officers. Stephens also furnishes office space and certain facilities to conduct the Trust's business and compensates the Trust's Trustees, officers and employees who are affiliated with Stephens. Wells Fargo Bank and Stephens may delegate the performance of their administrative duties to third parties. In addition, except as noted below, Wells Fargo Bank and Stephens have assumed all ordinary expenses incurred by a LifePath Fund other than the fees payable by such Fund pursuant to the Trust's various service contracts. For providing co-administration services to the Trust, the Trust has agreed to pay Wells Fargo Bank and Stephens a monthly fee at the annual rate of 0.10% of each LifePath Fund's average daily net assets. Stephens previously provided substantially the same services as sole administrator to the Funds.

Wells Fargo has delegated certain of its duties as co-administrator to Investors Bank & Trust Company ("IBT"). IBT, as sub-administrator, is compensated by Wells Fargo for performing certain administration services.

DISTRIBUTOR

Stephens is the distributor of the Funds' shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years, including discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments.

CUSTODIAN

IBT acts as custodian to each Fund and Master Portfolio. The principal business address of IBT is 200 Clarendon Street, Boston, MA 02116. IBT is not entitled to receive compensation for its custodial services so long as IBT is entitled to receive compensation for providing sub-administration services. Prior to October 21, 1996, Wells Fargo Bank acted as the Funds' custodian, but was not entitled to receive compensation for its custodial services.

TRANSFER AGENT

Wells Fargo Bank serves as the Company's transfer and dividend disbursing agent (the "Transfer Agent"). Wells Fargo Bank provides transfer agency services at 525 Market Street, San Francisco, California 94105.

SHAREHOLDER SERVICING PLAN

The Trust has adopted Shareholder Servicing Plans for Institutional Class shares pursuant to which it may enter into shareholder servicing agreements with certain financial institutions, securities dealers and other industry professionals (collectively, "Shareholder Servicing Agents") for the provision of certain services to Fund shareholders. The services provided may include aggregating and transmitting purchase, exchange and redemption orders, providing personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Funds, providing reports and other information, and providing services related to the maintenance of shareholder accounts. For the services provided pursuant to a Shareholder Servicing Agreement, the Trust may pay each Shareholder Servicing Agent a monthly fee at the annual rate of up to 0.20% of the average daily value of each LifePath Fund's Institutional Class shares beneficially owned by customers of the Shareholder Servicing Agent. The fee payable for such services is intended to be a "service fee" as defined in the Conduct Rules of the NASD.

A Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent is required to agree to disclose any fees it may directly charge its customers who are Fund shareholders and to notify them in writing at least 30 days before it imposes any transaction fees.

MIP 12B-1 PLAN

MIP's Board of Trustees has adopted, on behalf of each Master Portfolio, a "defensive" distribution plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Plan"). The Plan does not result in any additional expenses being borne by a Master Portfolio or a Fund. The Plan was adopted by a majority of MIP's Board of Trustees (including a majority of those Trustees who are not "interested persons" of MIP as defined in the 1940 Act) on October 10, 1995. The Plan was intended as a precaution designed to address the possibility that certain ongoing payments by Barclays to Wells Fargo Bank in connection with the sale of a former affiliate of Wells Fargo Bank may be characterized as indirect payments by each Master Portfolio to finance activities primarily intended to result in the sale of interests in such Master Portfolio. The Plan provides that if any portion of a Master Portfolio's advisory fees (up to 0.25% of the average daily net assets of each Master Portfolio on an annual basis) were deemed to constitute an indirect payment for activities that are primarily intended to result in the sale of interests in a Master Portfolio, such payment would be authorized pursuant to the Plan.

EXPENSES

Under the Co-Administration Agreement, Wells Fargo Bank and Stephens have agreed to assume the operating expenses of each LifePath Fund, except for extraordinary expenses and those fees and expenses payable pursuant to the various service contracts described above that are borne by the Trust.

                             DESCRIPTION OF SHARES

GENERAL

INSTITUTIONAL SHARES ARE NO LONGER BEING OFFERED TO INVESTORS. INVESTORS WHO WISH TO INVEST IN THE FUNDS MAY PURCHASE CLASS A OR CLASS B SHARES OF THE FUNDS. INVESTORS WISHING TO OBTAIN INFORMATION AND A PROSPECTUS DESCRIBING THE CLASS A OR CLASS B SHARES OR TO OBTAIN INFORMATION ABOUT THE INSTITUTIONAL SHARES MAY CALL 1-800-776-0179.

STATEMENTS AND REPORTS

The Funds, or a Shareholder Servicing Agent on their behalf, will typically send you a confirmation or statement of your account after every transaction that affects your share balance or your Fund account registration. The Funds do not issue share certificates. A statement with tax information for the previous year will be mailed to you each year, and also will be filed with the Internal Revenue Service ("IRS"). At least twice a year, you will receive financial statements.

                              HOW TO REDEEM SHARES

GENERAL

You may redeem Fund shares on any day the Fund is open for business (a "Business Day"). The Fund is open for business Monday through Friday, and is closed on federal bank and NYSE holidays. The redemption price of the shares is the next determined NAV of the Institutional Class calculated after the Trust has received a redemption request in proper form.

The Trust ordinarily remits redemption proceeds, from a Fund within seven days after a redemption order is received in proper form, absent extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by the Master Portfolio in which such Fund invests of securities owned by the Master Portfolio is not reasonably practicable or (b) it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or a period during which the Securities and Exchange Commission by order permits deferral of redemptions for the protection of Fund shareholders. In addition, the Trust may defer payment of a shareholder's redemption until reasonably satisfied that such shareholder's investments made by check have been collected (which can take up to ten (10) days from the purchase date). Payment of redemption proceeds may be made in portfolio securities.

All redemptions of shares generally are made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each Fund shareholder during any 90-day period of up to the lesser of

$250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Funds that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have a Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage costs in converting such securities in cash.

Due to the high cost of maintaining Fund accounts with small balances, the Trust reserves the right to close an investor's account and send the proceeds to such investor if the balance falls below $1,000 because of a redemption (including a redemption of Fund shares after an investor has made only the $1,000 minimum initial investment). However, investors will be given 30 days' notice to make an additional investment to increase their account balance to $1,000 or more. Plan Accounts are not subject to minimum Fund account balance requirements.

Redemption orders that are received by the Transfer Agent before the close of regular trading on the NYSE generally are executed at the net asset value determined as of the close of regular trading on the NYSE on that day. Redemption orders that are received by the Transfer Agent after the close of trading on the NYSE are executed on the next Business Day.

BENEFIT PLANS, IRAS, KEOGHS AND OTHER INDIVIDUAL RETIREMENT PLANS

Investors in these types of plans are subject to restrictions on withdrawing their money under the Code. Each type of plan has established withdrawal procedures that are disclosed to investors at the time of purchase. Investors may obtain more information by contacting their employer and/or their Shareholder Servicing Agent. The redemption procedures outlined in the remainder of this section do not apply to investors in employee benefit plans or retirement plans, nor do the minimum-balance requirements outlined above. Investors in these types of plans should contact their Shareholder Servicing Agent regarding redemption procedures applicable to them.

REDEMPTIONS BY ELIGIBLE INDIVIDUAL AND CORPORATE INVESTORS

Redemptions by Mail

1. Write a letter of instruction. Indicate the Class and the dollar amount or number of Fund shares to be redeemed, the Fund account number and TIN.

2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign.

3. If shares to be redeemed have a value of $5,000 or more, or redemption proceeds are to be paid to someone other than you at your address of record or your Approved Bank Account, the signature(s) must be guaranteed by an "eligible guarantor institution," which generally includes a commercial bank whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"), a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

4. Mail the redemption letter to the Transfer Agent at the mailing address set forth under on the inside back cover of this prospectus.

Unless other instructions are given in proper form, a check for the redemption proceeds is sent to your address of record.

Redemptions by Telephone

Telephone redemption or exchange privileges are made available to shareholders automatically upon opening an account, unless the shareholder specifically declines the privileges. These privileges authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. The Trust requires the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Trust or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Trust nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

During times of drastic economic or market conditions investors may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, investors should consider using the other redemption procedures that are available. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the NAV of the Institutional Class shares of a LifePath Fund may fluctuate.

Expedited Redemptions by Mail or Telephone

Investors may request an expedited redemption of Fund shares by letter, in which case receipt of redemption proceeds, but not the Fund's receipt of a redemption request, would be expedited. Telephone redemption or exchange privileges were made available automatically upon the opening of an account unless you declined the privilege. Investors also may request an expedited redemption of Fund shares by telephone on any Business Day, in which case both the receipt of redemption proceeds and the Fund's receipt of a redemption request would be expedited. Investors may call 1-800-222-8222 to request expedited redemption by telephone. Investors may mail an expedited redemption request to the Transfer Agent at the mailing address set forth under "Management of the Funds - Transfer Agent."

Upon request, net redemption proceeds of expedited redemptions of $5,000 or more are wired or credited to an investor's Approved Bank Account or wired to the Selling Agent designated in the Account Application. The Trust reserves the right to impose a charge for wiring redemption proceeds. When proceeds of an expedited redemption are to be paid to someone else, to an address other than that of record, or to an Approved Bank Account or Selling Agent that has not been predesignated in the Account Application, the expedited redemption request must be made by letter and the signature(s) on the letter must be guaranteed, regardless of the amount of the redemption. If an expedited redemption request is received by the Transfer Agent by the close of the NYSE on a Business Day, redemption proceeds are transmitted to the appropriate Approved Bank Account or Selling Agent on the next Business Day (assuming the investment check has cleared as described above), absent extraordinary circumstances. Such extraordinary circumstances could include those described above as potentially delaying redemptions, and also could include situations involving an unusually heavy volume of wire transfer orders on a national or regional basis or communication or transmittal delays that could cause a brief delay in the wiring or crediting of funds. A check for proceeds of less than $5,000 is mailed to your address of record or, at your election, credited to your Approved Bank Account.

During periods of drastic economic or market activity or changes, investors may experience problems implementing an expedited redemption by telephone. In the event investors are unable to reach the Transfer Agent by telephone, they should consider using overnight mail to implement an expedited redemption. The Trust reserves the right to modify or terminate the expedited telephone redemption privilege at any time.

                               EXCHANGE PRIVILEGE

The exchange privilege enables an investor to purchase, in exchange for shares of the Institutional Class of a Fund, shares of a Fund of MasterWorks Funds Inc. ("MasterWorks"), an open-end, series investment company, provided such shares are offered for sale in the investor's state of residence. The exchange privilege may be expanded or modified in the future. Investors will be notified of any such change. Before any exchange into a fund offered by another prospectus, the investor must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained from Stephens.

Shares are exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into a fund sold with a sales load. No fees currently are charged shareholders directly in connection with exchanges although the Trust reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal exchange fee in accordance with rules promulgated by the Securities and Exchange Commission. The Trust reserves the right to limit the number of times shares may be exchanged and to reject in whole or in part any exchange request into a Fund when management believes that such action would be in the best interests of the Fund's other shareholders, such as when management believes such action would be appropriate to protect such Fund against disruptions in portfolio management resulting from frequent transactions by those seeking to time market fluctuations. Any such rejection will be made by management on a prospective basis only, upon notice to the shareholder given not later than 10 days following such shareholder's most recent exchange. The exchange privilege may be modified or terminated at any time upon 60 days' written notice to shareholders.

                                  SHARE VALUE

Shares of each Fund are sold on a continuous basis at the applicable offering price (net asset value per share plus any applicable sales charges) next determined after an order in proper form is received by the Transfer Agent. Net asset value ("NAV") per share is determined on each day the Fund is open as of the close of regular trading on the New York Stock Exchange ("NYSE") (currently 1:00 p.m., Pacific Time). The Funds are open on each day the NYSE is open for business (a "Business Day").

The NAV of a share of each class of the LifePath Funds is the value of total net assets attributable to such class divided by the number of outstanding shares of that class. The value of the net assets per class is determined daily by adjusting the net assets per class at the beginning of the day by the value of each class's shareholder activity, net investment income and net realized and unrealized gains or losses for that day. Net investment income is calculated each day for each class by attributing to each class a pro rata share of daily income and common expenses, and by assigning class-specific expenses to each class as appropriate. The NAV of each class of shares is expected to fluctuate daily and is expected to differ. The Master Portfolio's investments are valued each Business Day generally by using available market quotations or at fair value determined in good faith by BGFA pursuant to guidelines approved by MIP's Board of Trustees. For further information regarding the methods employed in valuing each Master Portfolio's investments, see "Determination of Net Asset Value" in the SAI.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Trust intends to qualify each Fund every year as a regulated investment company pursuant to Subchapter M of the Code as long as such qualification is in the best interest of each Fund's shareholders. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Fund. By complying with the applicable provisions of the Code, each Fund will not be subject to federal income tax with respect to its net investment income and net realized capital gains distributed to its shareholders. Each Fund declares and pays dividends quarterly of substantially all of its net investment income. Each Fund makes distributions from any net realized gains at least once a year, in all events in a manner consistent with the provisions of the 1940 Act and the Code. No Fund will make distributions from net realized gains unless capital loss carryovers, if any, have been utilized or have expired. Since the Trust is no longer offering Institutional Shares of the LifePath Funds for sale, dividends and distributions are automatically paid out in cash.

Dividends and capital gain distributions have the effect of reducing the net asset value per share by the amount distributed on the record date. Although such a dividend or distribution paid to an investor on newly issued shares shortly after purchase would represent, in substance, a return of capital, the dividend or distribution would consist of net investment income or net realized capital gain and, accordingly, would be taxable to the investor.

Dividends paid by a Fund derived from net investment income and distributions from any net realized short-term gains of such Fund generally are taxable to taxable U.S. investors as ordinary income. Distributions from any net realized long-term gains generally are taxable to taxable U.S. investors as long-term capital gain for federal income tax purposes, regardless of how long shareholders have held their shares.

Dividends paid by a Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefits of a lower rate specified in a tax treaty. Capital gain distributions paid by a Fund to a foreign investor, as well as the proceeds of any redemptions from a foreign investor's Fund account, regardless of the extent to which gain or loss may be recognized, will generally not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies a non-U.S. residency status.

Notice as to the tax status of an investor's dividends and capital gain distributions will be mailed to such investor annually. Each investor also will receive periodic summaries of such investor's account which will include information as to dividends and capital gain distributions, if any, paid during the year.

If a shareholder fails to certify that the taxpayer identification number ("TIN") furnished in connection with opening an account is correct and that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return, federal regulations may require the Trust to withhold ("backup withholding") and remit to the IRS 31% of taxable dividends, capital gain distributions from net realized securities gains and redemption proceeds, regardless of the extent to which gain or loss may have been realized, paid to such shareholder. Furthermore, the IRS may notify the Trust to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a federal income tax return. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a tax payment on the record owner's federal income tax return.

MIP is organized as a trust under Delaware law. Under MIP's method of operation as a partnership, MIP and each Master Portfolio is not subject to any income tax. However, each investor in a Master Portfolio is allocated its share (as determined in accordance with the governing instruments of MIP) of such Master Portfolio's ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Code and regulations promulgated thereunder.

It is expected that each Fund will qualify as a "regulated investment company" under Subchapter M of the Code as long as such qualification is in the best interests of its shareholders. Such qualification generally relieves the Fund of any liability for federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. In addition, each Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of investment income and capital gains.

The foregoing discussion regarding dividends, distributions, and taxes is based on tax laws and federal regulations which were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations generally affecting a Fund and its shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAI.

                            PERFORMANCE INFORMATION

For purposes of advertising, performance of the LifePath Funds may be calculated on the basis of average annual total return, cumulative total return and/or yield of a class of shares.

Average annual total return of a class of shares is calculated pursuant to a standardized formula which assumes that an investment in that class of shares of the Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return of a class of shares is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment in a class of shares at the end of the period. Advertisements of the performance of a class of shares of a LifePath Fund includes the Fund's average annual total return of a class of shares for one, five and ten year periods, or for shorter time periods depending upon the length of time during which such Fund has operated.

Cumulative total return of a class of shares is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of a class of shares generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return of a class of shares or may include the value of a hypothetical investment in a class of shares at the end of the period which assumes the application of the percentage rate of total return.

The performance of the LifePath Funds may be advertised in terms of yield. The yield on shares of these Funds is calculated by dividing each Fund's net investment income per share earned during a specified period (usually 30 days) by its net asset value per share on the last day of such period and annualizing the result.

Performance of a class of shares varies from time to time, and past results are no indication of future performance. Investors should remember that performance is a function of the type and quality of portfolio securities held by the Master Portfolio in which the Fund invests and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

Comparative performance information may be used from time to time in advertising or marketing a Fund's shares, including data from Lipper Analytical Services, Inc., Bank Rate Monitor, Bond 20-Bond Index, Moody's Bond Survey Bond Index, Lehman Brothers Aggregate Bond Index and components thereof, IBC/Donoghue's Money Fund Report, Standard & Poor's 500 Stock Index, Wilshire 5000 Index, the Dow Jones Industrial Average, CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service, Mutual Fund Values; Mutual Fund Forecaster, Schabacker Investment Management, Inc., Morningstar, Inc. and other industry publications.

Total return and yield quotations are computed separately for each class of the Funds' shares. Because of the difference in fees and expenses borne by a class of shares of the Funds, the performance of each class can be expected, at any given time, to differ from the performance of another class of shares. Additional information about the performance of each Fund is contained in the Annual Report, which may be obtained free of charge by calling the Trust at 1-800-222-8222.

                              GENERAL INFORMATION

The Trust was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated May 14, 1993. The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each LifePath Fund offers Class A, Class B (except LifePath 2000 Fund) and Institutional Class shares. Each share has one vote. INSTITUTIONAL CLASS SHARES ARE NO LONGER OFFERED TO THE PUBLIC, ALTHOUGH A LIMITED NUMBER OF SUCH SHARES WERE OUTSTANDING AS OF THE DATE OF THIS PROSPECTUS.

To date, the Board of Trustees has authorized the creation of ten separate portfolios of shares, including the five Funds offered hereby. All consideration received by the Trust for shares of one of the portfolios and all assets in which such consideration is invested belong to that portfolio (subject only to the rights of creditors of the Trust) and are subject to the liabilities related thereto. The income attributable to, and the expenses of, one portfolio are treated separately from those of the other portfolios. The Trust has the ability to create, from time to time, new portfolios without shareholder approval.

Under the terms of a License Agreement between the Trust and Wells Fargo Bank, Wells Fargo Bank has granted the Trust a non-exclusive license to use the name "Stagecoach." If the License Agreement is terminated, the Trust, at the request of Wells Fargo Bank, will cease using the name "Stagecoach." BGFA has granted the Trust a non-exclusive license to use the name "LifePath." If the license agreement is terminated, the Trust, at BGFA's request, will cease using the "LifePath" name.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself is unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying such liability is entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust. As described under "Management of the Trust" in the SAI, the Trust ordinarily does not hold shareholder meetings; however, shareholders under certain circumstances have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.

Each LifePath Fund currently invests all of its assets in a LifePath Master Portfolio of MIP with a corresponding investment objective. Whenever a Fund, as a Master Portfolio's interestholder, is requested to vote on matters submitted to interestholders of the Master Portfolio, the Funds will hold a meeting of its shareholders to consider such matters and the Fund will cast its votes in proportion to the votes received from Fund shareholders. Each LifePath Fund will vote Master Portfolio shares for which it receives no voting instructions in the same proportion as the votes received from Fund shareholders. If a Master Portfolio's investment objective or policies are changed, the corresponding LifePath Fund could subsequently change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolios and either seek a new investment company with a substantially matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund.

Investor inquiries may be made by writing to the Trust c/o Wells Fargo Bank, N.A. -- Shareholder Services, P.O. Box 7033, San Francisco, California 94120-9517 or by calling 1-800-222-8222.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE TRUST'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUNDS' SHARES AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                    APPENDIX

PORTFOLIO SECURITIES

To the extent set forth in this Prospectus, each Fund through its investment in the corresponding Master Portfolio may invest in the securities described below. To avoid the need to refer to both the Funds and the Master Portfolios in every instance, the following sections generally refer to the Funds only. REFERENCES TO THE INVESTMENTS AND INVESTMENT POLICIES AND RISKS OF THE LIFEPATH FUNDS, UNLESS OTHERWISE INDICATED, SHOULD BE UNDERSTOOD AS REFERENCES TO THE INVESTMENTS AND INVESTMENT POLICIES AND RISKS OF THE CORRESPONDING MASTER PORTFOLIOS.

U.S. GOVERNMENT OBLIGATIONS -- The LifePath Funds may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

SECURITIES OF NON-U.S. ISSUERS -- The Funds may invest in certain securities of non-U.S. issuers as discussed below.

Obligations of Foreign Governments, Supranational Entities and Banks -- Each
--------------------------------------------------------------------
LifePath Fund may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which such Fund may invest. The Funds may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of each Fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

Each Fund may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

Foreign Equity Securities and Depositary Receipts -- Each LifePath Fund's assets
-------------------------------------------------
may be invested in equity securities of foreign issuers and in American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") of such issuers.

ADRs and EDRs may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe. Each LifePath Fund may invest in ADRs, EDRs and CDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

FLOATING- AND VARIABLE-RATE OBLIGATIONS -- Each LifePath Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

MORTGAGE-RELATED SECURITIES -- Each LifePath Fund may invest in mortgage-related securities ("MBSs"), which are securities representing interests in a pool of loans secured by mortgages. The resulting cash flow from these mortgages is used to pay principal and interest on the securities. MBSs are assembled for sale to investors by various government-sponsored enterprises such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") or are guaranteed by such governmental agencies as the Government National Mortgage Association ("GNMA"). Regardless of the type of guarantee, all MBSs are subject to interest rate risk (i.e., exposure to loss due to changes in interest rates).

GNMA MBSs include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the full and timely payment of principal and interest by GNMA and such guarantee is backed by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development and, as such, Ginnie Maes are backed by the full faith and credit of the federal government. In contrast, MBSs issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes") which are solely the obligations of FNMA and are neither backed by nor entitled to the full faith and credit of the federal government). FNMA is a government-sponsored enterprise which is also a private corporation whose stock trades on the NYSE. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. MBSs issued by FHLMC include FHLMC Mortgage Participation Certificates ("Freddie Macs" or "PCs"). FHLMC is a government-sponsored enterprise whose MBSs are solely obligations of FHLMC. Therefore, Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. FHLMC guarantees timely payment of interest, but only ultimate payment of principal due under the obligations it issues. FHLMC may, under certain circumstances, remit the guaranteed payment of principal at any time after default on an underlying mortgage, but in no event later than one year after the guarantee becomes payable.

FUTURES CONTRACTS AND OPTIONS TRANSACTIONS -- Each LifePath Fund may use futures as a substitute for a comparable market position in the underlying securities.

A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial statement at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are subject to market risk (i.e., exposure to adverse price changes).

Although each of the indicated Funds intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash margin payments.

Stock Index Futures and Options on Stock Index Futures -- Each LifePath Fund may
------------------------------------------------------
invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts
------------------------------------------------------------------------------
-- Each LifePath Fund may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Funds may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate their options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest rate futures and price movements in the Funds' portfolio securities which are the subject of the transaction.

Interest-Rate and Index Swaps -- Each LifePath Fund may enter into interest-rate
-----------------------------
and index swaps in pursuit of their investment objectives. Interest-rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments on fixed-rate payments). Index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If a Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by a Fund. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that a Fund contractually is entitled to receive.

Foreign Currency and Futures Transactions -- Foreign currency transactions may occur on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or on a forward basis. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a set price on a future date which must be more than two days from the date of the contract. The forward foreign currency market offers less protection against default than is available when trading currencies on an exchange, since a forward currency contract is not guaranteed by an exchange or clearinghouse. Therefore, a default on a forward currency contract would deprive a LifePath Fund of unrealized profits or force such Fund to cover its commitments for purchase or resale, if any, at the current market price.

Each LifePath Fund may combine forward currency exchange contracts with investments in securities denominated in other currencies.

Each LifePath Fund also may maintain short positions in forward currency exchange transactions, which would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency such Fund contracted to receive in the exchange.

Unlike trading on domestic futures exchanges, trading on foreign futures exchanges is not regulated by the Commodity Futures Trading Commission (the "CFTC") and generally is subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. BGFA, however, considers on an ongoing basis the creditworthiness of such counterparties. In addition, any profits that a LifePath Fund might realize in trading could be eliminated by adverse changes in the exchange rate; adverse exchange rate changes also could cause a Fund to incur losses. Transactions on foreign exchanges may include both futures contracts which are traded on domestic exchanges and those which are not. Such transactions may also be subject to withholding and other taxes imposed by foreign governments.

INVESTMENT COMPANY SECURITIES -- Each Master Portfolio may invest in securities issued by other investment companies which principally invest in securities of the type in which the Master Portfolio invests. Under the 1940 Act, a Master Portfolio's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Portfolio's net assets with respect to any one investment company and (iii) 10% of the Master Portfolio's net assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses. The Fund may also purchase shares of exchange listed closed-end funds.

ILLIQUID SECURITIES -- Each LifePath Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which the Master Portfolio cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS -- Each LifePath Fund may invest in the following high-quality money market instruments on an ongoing basis to provide liquidity, for temporary purposes when there is an unexpected level of shareholder purchases or redemptions or when "defensive" strategies are appropriate: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by BGFA or Wells Fargo Bank; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable quality to obligations of U.S. banks which may be purchased by the Master Portfolio.

Bank Obligations -- Each Fund may invest in bank obligations, including
----------------
certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

Commercial Paper and Short-Term Corporate Debt Instruments -- Each Fund may
----------------------------------------------------------
invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser and/or sub-adviser to each Fund monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

Each Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. A Fund will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The investment adviser and/or sub-adviser to each Fund will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent the Fund continues to hold such obligations, it may be subject to additional risk of default.

Repurchase Agreements -- Each Fund may enter into repurchase agreements wherein
---------------------
the seller of a security to a Fund agrees to repurchase that security from the Fund at a mutually-agreed upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, and all repurchase transactions must be collateralized. A Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Funds may participate in pooled repurchase agreement transactions with other funds advised by BGFA.

FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED-DELIVERY TRANSACTIONS -- Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the adviser.

BORROWING MONEY -- As a fundamental policy, each Fund is permitted to borrow to the extent permitted under the 1940 Act. However, each Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, and may borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Fund's total assets, the Fund will not make any investments.

LOANS OF PORTFOLIO SECURITIES -- Each Fund may lend securities from their portfolios to brokers, dealers and financial institutions (but not individuals) in order to increase the return on such Fund's portfolio. The value of the loaned securities may not exceed one-third of a Fund's total assets and loans of portfolio securities are fully collateralized based on values that are market-to-market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Funds may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon the borrower or a placing broker.

CONVERTIBLE SECURITIES -- Each LifePath Fund may purchase fixed-income convertible securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed-income stream (generally higher in yield than the income from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

RATINGS -- The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, BGFA also evaluates such obligations and the ability of their issuers to pay interest and principal. Each Fund relies on BGFA's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, BGFA takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the quality of the issuer's management and regulatory matters. It also is possible that a rating agency might not timely change the rating on a particular issue to reflect subsequent events.

CERTAIN FUNDAMENTAL POLICIES

Each Fund and Master Portfolio may (i) borrow money to the extent permitted under the 1940 Act; (ii) invest up to 5% of its total assets in the obligations of any single issuer, except that up to 25% of the value of the total assets of such Fund or Master Portfolio may be invested and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities may be purchased, without regard to any such limitation; and (iii) invest up to 25% of the value of its total assets in the securities of issuers in a particular industry or group of closely related industries, provided there is no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This paragraph describes fundamental policies that cannot be changed as to a Fund or Master Portfolio without approval by the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund or Master Portfolio, as the case may be. See "Investment Objectives and Management Policies -- Investment Restrictions" in the SAI.

CERTAIN ADDITIONAL NON-FUNDAMENTAL POLICIES

Each Fund and Master Portfolio may (i) purchase securities of any company having less than three years' continuous operation (including operations of any predecessors) if such purchase does not cause the value of its investments in all such companies to exceed 5% of the value of its total assets; (ii) pledge, hypothecate, mortgage or otherwise encumber its assets, but only to secure permitted borrowings; and (iii) invest up to 15% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities. See "Investment Objectives and Management Policies -- Investment Restrictions" in the SAI.

                   SPONSOR, DISTRIBUTOR AND CO-ADMINISTRATOR

                                 Stephens Inc.
                             Little Rock, Arkansas

                               INVESTMENT ADVISER

                         Barclays Global Fund Advisors
                           San Francisco, California

                                CO-ADMINISTRATOR

                        Barclays Global Investors, N.A.
                           San Francisco, California

                     TRANSFER AND DIVIDEND DISBURSING AGENT

                             Wells Fargo Bank, N.A.
                           San Francisco, California

                                   CUSTODIAN

                         Investors Bank & Trust Company
                             Boston, Massachusetts

                                 LEGAL COUNSEL

                            Morrison & Foerster LLP
                                Washington, D.C.

                              INDEPENDENT AUDITORS

                             KPMG Peat Marwick LLP
                           San Francisco, California

              FOR MORE INFORMATION ABOUT THE FUNDS WRITE OR CALL:

                                Stagecoach Funds
                  c/o Wells Fargo Bank, N.A. -- Transfer Agent
                               525 Market Street
                        San Francisco, California 94105
                                 1-800-776-0179

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         STAGECOACH LIFEPATH/TM/ FUNDS

                             LIFEPATH 2000/TM/ FUND
                             LIFEPATH 2010/TM/ FUND
                             LIFEPATH 2020/TM/ FUND
                             LIFEPATH 2030/TM/ FUND
                             LIFEPATH 2040/TM/ FUND

                                    PART B
                     (STATEMENT OF ADDITIONAL INFORMATION)
                                 JUNE 30, 1997

    This Statement of Additional Information ("SAI"), contains additional information about Class A (formerly, the Retail Class) and Institutional Class shares of the LifePath 2000 Fund, LifePath 2010 Fund, LifePath 2020 Fund, LifePath 2030 Fund and LifePath 2040 Fund and the Class B shares of the LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds (the "LifePath Funds" or the "Funds") of Stagecoach Trust (the "Trust"). This SAI is not a prospectus and should be read in conjunction with the current Prospectus describing the Funds, also dated June 30, 1997, as it may be revised from time to time. A copy of the Funds' Prospectus may be obtained without charge by writing Stephens Inc. ("Stephens") at 111 Center Street, Little Rock, Arkansas 72201, or by calling at 1-800-643-9691.

     As described in the Prospectus, each Fund invests all of its assets in a separate master portfolio (each, a "Master Portfolio") of Master Investment Portfolio ("MIP"), an open-end, series investment company. Each Fund has the same investment objective as the corresponding Master Portfolio. Barclays Global Fund Advisors ("BGFA") serves as investment adviser to each Master Portfolio. References to the investments, investment policies and risks of the Funds, unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the corresponding Master Portfolios.

                               TABLE OF CONTENTS

                                                         PAGE
                                                         ----
Investment Objectives and Management Policies..........    1
Management of the Trust................................   10
Management Arrangements................................   13
Purchase and Redemption of Shares......................   18
Determination of Net Asset Value.......................   19
Dividends, Distributions and Taxes.....................   20
Capital Stock..........................................   24
Performance Information................................   26
Portfolio Transactions.................................   30
Information About the Funds............................   33
Counsel................................................   33
Independent Auditors...................................   33
Financial Information..................................   33
Appendix...............................................   A-1
Financial Statements...................................   F-1

                 INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

  The investment objective of each LifePath Fund is described in the Prospectus under "Description of the Funds -- Investment Objectives". Each LifePath Fund seeks to achieve its investment objective by investing all of its assets in a corresponding Master Portfolio of MIP. A Fund may withdraw its investment in such Master Portfolio at any time if the Trust's Board of Trustees determines that it is in the best interest of the Fund and its shareholders to do so. Since the investment characteristics of a Fund correspond directly to those of the relevant Master Portfolio, the following is a discussion of the various investment policies and techniques employed by each corresponding LifePath Master Portfolio.

  Investment Restrictions. Each Fund and Master Portfolio has adopted investment
  -----------------------
restrictions numbered 1 through 10 as fundamental policies. These restrictions cannot be changed, as to a Fund or Master Portfolio, without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund or Master Portfolio, as the case may be. Whenever a Fund is requested to vote on a fundamental policy of the Master Portfolio in which it invests, such Fund holds a meeting of its shareholders and casts its votes as instructed by such Fund's shareholders. Investment restrictions numbered 11 through 20 are not fundamental policies and may be changed by vote of a majority of the Trustees of the Trust or MIP, as the case may be, at any time. No Fund or Master Portfolio may:

  1. Invest more than 5% of its assets in obligations of any single issuer, except that up to 25% of the value of its total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

  2. Hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of its total assets.

  3. Invest in commodities, except that each Fund or Master Portfolio may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indices and options on futures contracts or indices.

  4. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but each Fund or Master Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

  5. Borrow money, except to the extent permitted under the 1940 Act. For purposes of this investment restriction, a Fund's or Master Portfolio's entry into options, forward contracts, futures contracts, including those relating to indices and options on futures contracts or indices shall not constitute borrowing to the extent certain segregated accounts are established and maintained by the Fund or Master Portfolio as described in the Prospectus.

  6. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, each Fund or Master Portfolio may lend its portfolio securities in an amount not to exceed one- third of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board of Trustees of the Trust or MIP, as the case may be.

  7. Act as an underwriter of securities of other issuers, except to the extent the Fund or Master Portfolio, as the case may be, may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

  8. Invest 25% or more of its total assets in the securities of issuers in any particular industry or group of closely related industries, except that, in the case of each Fund or Master Portfolio, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  9. Issue any senior security (as such term is defined in Section 18(g) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 3, 5, 12 and 13 may be deemed to give rise to a senior security or as otherwise permitted under the rules and regulations or an exemptive order of the SEC.

  10. Purchase securities on margin, but each Fund or Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

  11. Invest in securities of a company for the purpose of exercising management or control, but each Fund or Master Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

  12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

  13. Purchase, sell or write puts, calls or combinations thereof, except as may be described in the Funds' Prospectus and this SAI.

  14. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of its investments in all such companies to exceed 5% of the value of its total assets.

  15. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15%, in the case of a LifePath Fund and LifePath Master Portfolio, of the value of its net assets would be so invested. Although each Fund and LifePath Master Portfolio reserves the right to invest up to 15% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities, as long as such Fund's shares are registered for sale in a state that imposes a lower limit on the percentage of a Fund's assets that may be so invested, such Fund and LifePath Master Portfolio will comply with the lower limit. Each Fund currently is limited to investing up to 10% of the value of its net assets in such securities due to limits applicable in several states.

  16. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

  17. Purchase, hold or deal in real estate limited partnerships.

  18. Purchase warrants that exceed 2% of the value of the Fund's or Master Portfolio's net assets, if those warrants are not listed on the New York or American Stock Exchanges.

  19. Purchase or retain securities of any issuer if the officers, trustees of the Trust or MIP, its advisers or managers owning beneficially more than one-half of one percent of the securities of an issuer together own beneficially more than five percent of the securities of that issuer.

  20. Engage in any short sales other than short sales against the box.

  As a fundamental policy, each LifePath Fund may invest, notwithstanding any other investment restriction (whether or not fundamental), all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as such Fund.

  As a matter of general operating policy, each Fund and Master Portfolio may invest up to 20% of the value of its total assets in foreign securities that are not publicly traded in the United States.

  If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets, except with respect to compliance with Investment Restriction No. 5, will not constitute a violation of such restriction.

  The Trust may make commitments more restrictive than the restrictions listed above so as to permit the sale of shares of a LifePath Fund in certain states. Should the Trust determine that a commitment is no longer in the best interest of the LifePath Fund and its shareholders, the Trust reserves the right to revoke the commitment by terminating the sale of such LifePath Fund's shares in the state involved.

  The LifePath Funds contain both "strategic" and "tactical" components, with the strategic component weighted more heavily than the tactical component. The strategic component of the Funds evaluates the risk that investors, on average, may be willing to accept given their investment time horizons. The strategic component thus determines the changing investment risk level of each LifePath Fund as time passes. The tactical component addresses short-term market conditions. The tactical component thus adjusts the amount of investment risk taken by each LifePath Fund without regard to horizon, but rather in consideration of the relative risk-adjusted short-term attractiveness of various asset classes.

PORTFOLIO SECURITIES

  Bank Obligations. Each Master Portfolio may invest in bank obligations,
  ----------------
including certificates of deposit, time deposits and other short-term obligations of domestic banks, obligations of foreign branches of domestic banks and obligations of domestic and foreign branches of foreign banks. Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by each Master Portfolio are insured by the FDIC (although such insurance may not be of material benefit to the Master Portfolio, depending on the principal amount of the CDs of each bank held by the Master Portfolio) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by each Master Portfolio generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

  Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and/or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

 Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

  In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the appropriate regulatory authority, by depositing assets with a designated bank within the relevant state, a certain percentage of their assets as fixed from time to time by such regulatory authority; and (2) maintain assets within the relevant state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

  In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BGFA carefully evaluates such investments on a case-by-case basis.

  Each Master Portfolio may purchase CDs issued by banks, savings and loan associations and similar thrift institutions with less than $1 billion in assets, provided that such institutions are members of the FDIC, and further provided that such Master Portfolio purchases any such CD in a principal amount of not more than $100,000, which amount would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. No Master Portfolio will own more than one such CD per issuer.

  Futures Contracts. The LifePath Master Portfolios may use futures contracts as
  -----------------
a hedge against the effects of interest rate changes or changes in the market value of the stocks comprising the index in which such Master Portfolio invests. In managing their cash flows, these Master Portfolios also may use futures contracts as a substitute for holding the designated securities underlying the futures contract. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity at a specific price on a specific date in the future. At the time it enters into a futures transaction, a Master Portfolio is required to make a performance deposit (initial margin) of cash or liquid securities in a segregated account in the name of the futures broker. Subsequent payments of "variation margin" are then made on a daily basis, depending on the value of the futures position which is continually "marked to market."

  A Master Portfolio may engage only in futures contract transactions involving
(i) the sale of a futures contract (i.e., short positions) to hedge the value of securities held by such Master Portfolio; (ii) the purchase of a futures contract when such Master Portfolio hold a short position having the same delivery month (i.e., a long position offsetting a short position); or (iii) the purchase of a futures contract to permit the Master Portfolio to, in effect, participate in the market for the designated securities underlying the futures contract without actually owning such designated securities. When a Master Portfolio purchases a futures contract, it will create a segregated account consisting of cash or other liquid assets in an amount equal to the total market value of such futures contract, less the amount of initial margin for the contract.

  If a Master Portfolio enters into a short position in a futures contract as a hedge against anticipated adverse market movements and the market then rises, the increase in the value of the hedged securities will be offset, in whole or in part, by a loss on the futures contract. If instead a Master Portfolio purchases a futures contract as a substitute for investing in the designated underlying securities, a Master Portfolio experiences gains or losses that correspond generally to gains or losses in the underlying securities. The latter type of futures contract transactions permits a Master Portfolio to experience the results of being fully invested in a particular asset class, while maintaining the liquidity needed to manage cash flows into or out of the Master Portfolio (e.g., from purchases and redemptions of Master Portfolio shares). Under normal market conditions, futures contract positions may be closed out on a daily basis. The LifePath Master Portfolios expect to apply a portion of their cash or cash equivalents maintained for liquidity needs to such activities.

  Transactions by a Master Portfolio in futures contracts involve certain risks. One risk in employing futures contracts as a hedge against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in the Master Portfolio's investment portfolio. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, there is a risk that the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. In addition, commodity exchanges generally limit the amount of fluctuation permitted in futures contract prices during a single trading day, and the existence of such limits may prevent the prompt liquidation of futures positions in certain cases. Limits on price fluctuations are designed to stabilize prices for the benefit of market participants; however, there could be cases where the Master Portfolio could incur a larger loss due to the delay in trading than it would have if no limit rules had been in effect.

  In order to comply with undertakings made by the Master Portfolio pursuant to Commodity Futures Trading Commission ("CFTC") Regulation 4.5, the Master Portfolios will use futures and option contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Reg. 1.3(z); provided, however, that in addition, with respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of CFTC Reg. 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed five percent of the liquidation value of the Master Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any such contract it has entered into; and provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined in CFTC Reg. 190.01(x) may be excluded in computing such five percent.

  Foreign Currency Transactions. Currency exchange rates may fluctuate
  -----------------------------
significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or by the failure to intervene, or by currency controls or political developments in the United States or abroad. The LifePath Portfolios intend to engage in foreign currency transactions to maintain the same foreign currency exposure as the relevant foreign securities index through which the Master Portfolios seek foreign equity market exposure, but not as part of a defensive strategy to protect against fluctuations in exchange rates. If a LifePath Master Portfolio enters into a foreign currency transaction or forward contract, such Master Portfolio deposits, if required by applicable regulations, with MIP's custodian cash or high-grade debt securities in a segregated account of the LifePath Master Portfolio in an amount at least equal to the value of the Master Portfolio's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities is placed in the account so that the value of the account equals the amount of the LifePath Master Portfolio's commitment with respect to the contract.

  At or before the maturity of a forward contract, a LifePath Master Portfolio either may sell a portfolio security and make delivery of the currency, or may retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which such Master Portfolio obtains, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Master Portfolio retains the portfolio security and engages in an offsetting transaction, such Master Portfolio, at the time of execution of the offsetting transaction, incurs a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Master Portfolio's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Master Portfolio realizes a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Master Portfolio suffers a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

  The cost to a LifePath Master Portfolio of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. BGFA considers on an ongoing basis the creditworthiness of the institutions with which a LifePath Master Portfolio enters into foreign currency transactions. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. If a devaluation generally is anticipated, the Master Portfolio may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

  The purchase of options on currency futures allows a LifePath Master Portfolio, for the price of the premium it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires.

  Future Developments. Each LifePath Master Portfolio may take advantage of
  -------------------
opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by such Master Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a LifePath Master Portfolio's investment objective and legally permissible for the Master Portfolio. Before entering into such transactions or making any such investment, a LifePath Master Portfolio would provide appropriate disclosure in its Prospectus or this SAI.

  Lending Portfolio Securities. To a limited extent, each Master Portfolio may
  ----------------------------
lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which is maintained at all times in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Master Portfolio can increase its income through the investment of the cash collateral or by receipt of a loan premium from the borrower. For purposes of this policy, each Master Portfolio considers collateral consisting of U.S. Government obligations or irrevocable letters of credit issued by banks whose securities meet the standards for investment by such Master Portfolio to be the equivalent of cash. From time to time, a Master Portfolio may return to the borrower, or to a third party which is unaffiliated with MIP, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received in exchange for securities loaned.

  The Securities and Exchange Commission ("SEC') currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Master Portfolio must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) the Master Portfolio must be able to terminate the loan at any time; (4) the Master Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Master Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, MIP's Board of Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

  Warrants -- Each LifePath Master Portfolio may invest generally up to 5% of
  --------
its net assets at the time of purchase in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities.

  Fixed-Income Securities -- Investors should be aware that even though
  -----------------------
interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment grade, the particular LifePath Master Portfolio considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by the LifePath Master Portfolio, such as those rated "Baa" by Moody's and "BBB" by S&P, Fitch and Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Securities which are rated "Baa" by Moody's are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher rated categories. Securities rated "BBB" by Fitch are considered investment grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. Securities rated "BBB" by Duff have below average protection factors but nonetheless are considered sufficient for prudent investment. If a security held by a LifePath Master Portfolio is downgraded to a rating below investment grade, such Master Portfolio may continue to hold the security until such time as BGFA determines it to be advantageous for the LifePath Master Portfolio to sell the security. If such a policy would cause a LifePath Master Portfolio to have 5% or more of its net assets invested in securities that have been downgraded below investment grade, the Master Portfolio promptly would seek to dispose of such securities in an orderly manner.

  Floating- and Variable-Rate Obligations -- Each Master Portfolio may purchase
  ---------------------------------------
floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time or at specified intervals not exceeding 13 months. Variable-rate demand notes include master demand notes which are obligations that permit a Master Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Master Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Master Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Master Portfolio may invest in obligations which are not so rated only if the Adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Master Portfolio may invest. The Adviser, on behalf of each Master Portfolio, considers an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Master Portfolio's portfolio. No Master
Portfolio
invests more than 15% of the value of its net assets in illiquid securities including floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

                            MANAGEMENT OF THE TRUST

The following information supplements and should be read in conjunction with the Prospectus section entitled "Management of the Funds." Trustees and officers of the Trust, together with information as to their principal business occupations during at least the last five years, are shown below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Trustees who are deemed to be an "interested person" of the Trust for purposes of the 1940 Act are indicated by an asterisk.


                                                         PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE           POSITION                 DURING PAST 5 YEARS
---------------------           --------                 ---------------------
Jack S. Euphrat, 75             Trustee                  Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46             Trustee,                 Executive Vice President of Stephens,
                                Chairman                 Manager of Financial Services Group,
                                and President            President of Stephens Insurance Services Inc.; Senior
                                                         Vice President of Stephens Sports Management Inc.;
                                                         and President of Investors Brokerage Insurance Inc.

Thomas S. Goho, 55              Trustee                  Associate Professor of Finance, Calloway School of
P.O. Box 7285                                            Business and Accounting at Wake Forest University
Reynolda Station                                         since 1982.
Winston-Salem, NC 27109

*Zoe Ann Hines, 48              Trustee                  Senior Vice President of Stephens and Secretary of
(resigned as of September 6,                             Stephens Resource Management and Senior Vice
 1996)                                                   President of Link Investments Inc.

*W. Rodney Hughes, 70           Trustee                  Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 79             Trustee                  Private Investor
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 52            Trustee                  Chairman of Home Account Network, Inc.; Real
4 Beaufain Street                                        Estate Developer; Chairman of Renaissance
Charleston, SC 29401                                     Properties Ltd., President of Morse Investment
                                                         Corporation; and Co- Managing Partner of Main
                                                         Street Ventures.

Richard H. Blank, Jr., 40       Chief Operating          Associate of Financial Services Group of Stephens,
                                Officer, Secretary       Director of Stephens Sports Management Inc.; and
                                and Treasurer            Director of Capo Inc.

Joseph N. Hankin, 57            Trustee                  President of Westchester Community College since
75 Grasslands Road                                       1971; Adjunct Professor of Columbia University
Valhalla, NY  10595                                      Teachers College since 1976.
(appointed as of
September 6, 1996


                               COMPENSATION TABLE
                  For the Fiscal Year Ended February 28, 1997


                            AGGREGATE           TOTAL COMPENSATION
                           COMPENSATION          FROM REGISTRANT
NAME AND POSITION         FROM REGISTRANT        AND FUND COMPLEX

Jack S. Euphrat                 0                     $33,750
     Trustee

R. Greg Feltus                  0                           0
     Trustee

Thomas S. Goho                  0                     $33,750
     Trustee

Zoe Ann Hines                   0                           0
     Trustee

W. Rodney Hughes                0                     $27,750
     Trustee

Robert M. Joses                 0                     $33,750
     Trustee

J. Tucker Morse                 0                     $27,750
     Trustee

Joseph N. Hankin                0                     $26,250
     Trustee

  Trustees of the Trust are compensated annually by the Trust and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Trust, Stagecoach Funds, Inc., Overland Express Funds, Inc., Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex").

Each of the Trustees and Officers of the Trust serves in the identical capacity as trustees and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Trustees are compensated by other companies and trusts within a fund complex for their services as Directors to such companies and trusts. Currently the Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of each fund complex.

  As the date of this SAI, the Trustees Officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Trust.

  MASTER/FEEDER STRUCTURE. Each LifePath Fund seeks to achieve its investment objective by investing all of its assets in a corresponding LifePath Master Portfolio of MIP. The Funds and other entities investing in a Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and MIP itself is unable to meet its obligations. Accordingly, the Trust's Board of Trustees believes that neither a Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise. See "Management of the Funds" in the Prospectus for additional description of the Fund's and Master Portfolio's expenses and management.

  Each Fund may withdraw its investment in the corresponding Master Portfolio only if the Trust's Board of Trustees determines that such action is in the best interests of such Fund and its shareholders. Upon such withdrawal, the Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.

  The investment objective and other fundamental policies of a Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. See "Investment Objectives and Policies" in the Prospectus. Whenever a Fund, as an interestholder of a Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

  Certain policies of a Master Portfolio which are non-fundamental may be changed by vote of a majority of MIP's Trustees without interestholder approval. If a Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the corresponding Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, a Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. Each Fund will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible. See "Investment Objectives and Policies" in the Prospectus for additional information regarding the Funds' and the Master Portfolios' investment objectives and policies.

                            MANAGEMENT ARRANGEMENTS

  INVESTMENT ADVISER. BGFA provides investment advisory services to each
  ------------------
LifePath Master Portfolios. For providing investment advisory services, BGFA is entitled to receive a monthly fee of 0.55% of each LifePath Master Portfolio's average daily net assets. The Master Portfolios' Advisory Contract is subject to annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of MIP or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Master Portfolio, the applicable Advisory Contract is terminable without penalty, on 60 days' written notice, by either party and will terminate automatically, as to the relevant Master Portfolio, in the event of its assignment (as defined in the 1940 Act).

  BGFA was created by the reorganization of Wells Fargo Nikko Investment Advisors ("WFNIA") with and into an affiliate of Wells Fargo Institutional Trust Company ("WFITC"), the former custodian to the Funds. BGFA is now a subsidiary of WFITC which, effective January 1, 1996, changed its name to Barclays Global Investors, N.A. ("BGI").

  For the period beginning January 1, 1996 and ended February 29, 1996, and for the fiscal year ended February 28, 1997, the advisory fees paid to BGFA by the corresponding Master Portfolio of each LifePath Fund and the amount of such fees waived by BGFA is shown below.

                                                              FISCAL YEAR
                                      1/1/96- 2/29/96         END 2/28/97
                                      ---------------         -----------
                                      FEES      FEES        FEES         FEES
MASTER PORTFOLIO                      PAID      WAIVED      PAID        WAIVED
----------------                    ---------   ------   ----------   -----------
LifePath 2000 Master Portfolio       $ 99,511     $0     $  689,347       $0
LifePath 2010 Master Portfolio       $ 86,919     $0     $  757,505       $0
LifePath 2020 Master Portfolio       $141,075     $0     $1,149,160       $0
LifePath 2030 Master Portfolio       $ 93,240     $0     $  714,647       $0
LifePath 2040 Master Portfolio       $148,324     $0     $1,154,337       $0

  Prior to January 1, 1996, Wells Fargo Bank, N.A. ("Wells Fargo Bank") provided investment advisory services to each Master Portfolio.

  For the fiscal year ended February 28, 1995 and the period beginning March 1, 1995 and ended December 31, 1995, the advisory fees paid to Wells Fargo Bank by the corresponding Master Portfolio of each LifePath Fund and the amount of such fees waived by Wells Fargo Bank is shown below.



                                        FISCAL YEAR
                                        END 2/28/95        3/31/95 - 12/31/95
                                        -----------        ------------------
                                      FEES      FEES       FEES          FEES
MASTER PORTFOLIO                      PAID      WAIVED     PAID         WAIVED
----------------                    ---------   ------   ---------      ------
LifePath 2000 Master Portfolio       $217,676     $0      $363,537        $0
LifePath 2010 Master Portfolio       $158,218     $0      $312,434        $0
LifePath 2020 Master Portfolio       $252,413     $0      $520,296        $0
LifePath 2030 Master Portfolio       $156,397     $0      $343,850        $0
LifePath 2040 Master Portfolio       $189,121     $0      $503,315        $0

  SUB-INVESTMENT ADVISER. Prior to January 1, 1996 WFNIA provided sub-investment
  ----------------------
advisory services to each Master Portfolio. As of January 1, 1996, the Funds, no longer retain a sub-investment adviser.

  For the fiscal year ended February 28, 1995 and for the period beginning March 1, 1995 and ended December 31, 1995, Wells Fargo Bank paid sub-advisory fees to WFNIA as follows:

                                         FISCAL YEAR          3/1/95 -
                                         END 2/28/95          12/31/95
                                         -----------          --------
                                      FEES      FEES       FEES       FEES
MASTER PORTFOLIO                      PAID      WAIVED     PAID       WAIVED
----------------                    ---------   ------   ---------   ---------
LifePath 2000 Master Portfolio       $159,494     $0      $261,344      $0
LifePath 2010 Master Portfolio       $115,647     $0      $224,903      $0
LifePath 2020 Master Portfolio       $184,341     $0      $374,802      $0
LifePath 2030 Master Portfolio       $114,426     $0      $247,703      $0
LifePath 2040 Master Portfolio       $138,511     $0      $361,673      $0


  CO-ADMINISTRATORS. The Trust has engaged Wells Fargo Bank and Stephens to
  -----------------
provide certain administration services. Pursuant to a Co-Administration Agreement with the Trust, Wells Fargo Bank and Stephens provide as administrative services, among other things: (i) general supervision of the operation of the Trust and the Funds, including coordination of the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel; (ii) general supervision of regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust's officers and Board of Trustees. Stephens also furnishes office space and certain facilities required for conducting the business of the Trust together with those ordinary clerical and bookkeeping services that are not being furnished by the Trust's investment adviser. Stephens also pays the compensation of the Trust's Trustees, Officers and employees who are affiliated with Stephens. For providing such services, Wells Fargo Bank and Stephens are entitled to a combined all-in fee of 0.10% of each Funds average daily net assets. Wells Fargo Bank has contracted with Investors Bank & Trust Company ("IBT") to provide certain sub-administrative services in connection with its co-administration services to the Trust. Prior to February 1, 1997, Stephens served as sole administrator to the Trust.

  For the fiscal years ended February 28, 1995, February 29, 1996 and February 28, 1997, the Funds paid administration and co-administration fees to Stephens as follows:

                           FYE         FYE         FYE
                         2/29/95     2/29/96     2/28/97
FUND                    FEES PAID   FEES PAID   FEES PAID
----                    ---------   ---------   ---------
LifePath 2000 Fund        $39,834    $ 84,548    $ 92,243
LifePath 2010 Fund        $28,945    $ 72,832    $ 81,180
LifePath 2020 Fund        $46,153    $120,505    $135,162
LifePath 2030 Fund        $28,565    $ 79,564    $ 89,938
LifePath 2040 Fund        $34,460    $118,468    $164,384

  For the period beginning February 1, 1997 and ended February 28, 1997, the Funds paid administration fees to Well Fargo Bank as follows:

                         2/1/97-2/28/97
FUND                       FEES PAID
----                       ---------
LifePath 2000 Fund         $39,834
LifePath 2010 Fund         $28,945
LifePath 2020 Fund         $46,153
LifePath 2030 Fund         $28,565
LifePath 2040 Fund         $34,460

  Under the Co-Administration Agreement, Wells Fargo Bank and Stephens have agreed to assume the operating expenses of each LifePath Fund and a pro rata share of the operating expenses of each LifePath Master Portfolio, except for advisory fees, expenses in connection with securities purchases, sales or other related transactions, extraordinary expenses and fees and expenses payable pursuant to certain service contracts, as described in the Prospectus.

  DISTRIBUTION PLANS. The following information supplements and should be read
  ------------------
in conjunction with the Prospectus Sections entitled "Management of the Funds -- Distributor."

  As indicated in the Prospectus, Class A and Class B shares of the LifePath Funds have each adopted a Distribution Plan (the "Plans") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder. The Plans were adopted by the Board of Trustees, including a majority of the Trustees who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Qualified Trustees").

  Under the Plans and pursuant to a Distribution Agreement with Stephens, the Funds may pay the Distributor, as compensation for distribution-related services, monthly fees at annual rates of up to 0.25% of the average daily net assets of the Class A shares of each Fund and 0.75% of the average daily net assets of the Class B shares of each Fund offering Class B shares. The actual fee payable to the Distributor is determined, within such limit, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the NASD Conduct Rules. The Distributor may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of a Fund's shares attributable to them. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

  Each Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Qualified Trustees. Any Distribution Agreement related to the Plans also must be approved by such vote of the Trustees and the Qualified Trustees. The Distribution Agreement terminates automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund involved. The Plans may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund involved, and no material amendments to the Plans may be made except by a majority of both the Trustees of the Trust and the Qualified Trustees.

  Each Plan requires that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plans. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such disinterested Trustees.

  For the fiscal year ended February 28, 1997, the Class A shares of the Funds paid to Stephens as compensation for distribution related services the amounts shown below. All of the compensation to underwriters was retained by Wells Fargo Securities Inc.

                                PRINTING &
                                MAILING        MARKETING    COMPENSATION TO
FUND                     TOTAL  PROSPECTUSES   BROCHURES    UNDERWRITERS
----                     -----  ------------   ---------    ------------
LifePath 2000 Fund      $266,871     N/A          N/A          $266,871
LifePath 2010 Fund      $185,565     N/A          N/A          $185,565
LifePath 2020 Fund      $328,345     N/A          N/A          $328,345
LifePath 2030 Fund      $222,802     N/A          N/A          $222,802
LifePath 2040 Fund      $402,732     N/A          N/A          $402,732

  SHAREHOLDER SERVICES AGREEMENT. Wells Fargo Bank acts as the shareholder
  ------------------------------
servicing agent ("Agent") for Class A and Class B shares of the Funds pursuant to a Shareholder Services Agreement and the related Shareholder Services Plans. Wells Fargo Bank, as Agent, has agreed to perform certain shareholder liaison services such as answering shareholder inquiries regarding account status and history, and the manner in which purchases, exchanges and redemptions of Fund shares may be made. For the services provided pursuant to a Shareholder Servicing Agreement, shareholder servicing agents are entitled to receive a monthly fee at the annual rate of up to 0.20% of the average daily value of each Fund's shares beneficially owned by customers of the Shareholder Servicing Agent.


  For the fiscal year ended February 28, 1997, Class A shares of the Funds paid shareholder services fees to Wells Fargo Bank as follows:

FUND                    FEES PAID
----                    ---------
LifePath 2000 Fund       $184,488
LifePath 2010 Fund       $150,749
LifePath 2020 Fund       $270,324
LifePath 2030 Fund       $179,876
LifePath 2030 Fund       $328,770

  SELLING GROUP AGREEMENT. Wells Fargo Securities Inc., ("WFSI") an interested
  -----------------------
person (as such term is defined in Section 2(a)(19) of the 1940 Act) of the Trust, acts as a Selling Agent for Class A and Class B shares of the Funds pursuant to a Selling Group Agreement with Stephens authorized pursuant to Shareholder Servicing Plans. As a Selling Agent, WFSI has an indirect financial interest in the operation of the Plans. The Board of Trustees believes that it is reasonably likely that the Plans will benefit the Funds and their shareholders because the Plans authorizes the relationship with WFSI, and WFSI has previously developed distribution channels and relationships with the types of business and corporate customers that the Funds are designed to serve. These relationships and distribution channels are believed by the Board of Trustees to be responsible for significantly increased Fund assets and corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

  CUSTODIAN. IBT currently acts as custodian to each Fund and Master Portfolio.
  ---------
The principal business address of IBT is 200 Clarendon Street, Boston, Massachusetts 02116. IBT is not entitled to receive a fee for providing custodial services so long as it is entitled to receive fees from Wells Fargo Bank for providing sub-administrative services to the Funds. The custodian, among other things, maintains a custody account or accounts in the name of the Funds, receives and delivers all assets for the Funds upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Funds. IBT will also act as securities lending agent on behalf of the Funds. Prior to October 21, 1996, BGI was custodian of each Fund's investments. For its services as custodian, BGI was not entitled to receive a fee so long as BGFA received fees for providing advisory services to the Master Portfolios.

  TRANSFER AND DIVIDEND DISBURSING AGENT. Wells Fargo Bank acts as the Trust's
  --------------------------------------
transfer and dividend disbursing agent and performs such services at 525 Market Street, San Francisco, California 94105. Wells Fargo Bank is entitled to receive from the Trust for its services as transfer and dividend disbursing agent, a monthly fee at the annual rate of 0.10% of each Fund's average daily net assets.

  For the fiscal year ended February 28, 1997, the Trust paid dividend disbursing agency fees to Wells Fargo Bank as follows:

  FUND                    FEES PAID
  ----                    ---------
  LifePath 2000 Fund       $ 92,243
  LifePath 2010 Fund       $ 75,374
  LifePath 2020 Fund       $135,162
  LifePath 2030 Fund       $ 89,938
  LifePath 2040 Fund       $164,385

                       PURCHASE AND REDEMPTION OF SHARES

  Shares may be purchased on any day the Fund is open for business. The Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

  Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

  Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

  The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

  In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

                       DETERMINATION OF NET ASSET VALUE

  LifePath Master Portfolios.  The securities of the LifePath Master Portfolios,
  --------------------------
including covered call options written by a LifePath Master Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the most recent bid prices. Portfolio securities which are traded primarily on foreign securities exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities is determined by consideration of other factors by or under the direction of MIP's Board of Trustees or its delegates. Short-term investments are carried at amortized cost, which approximates market value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by MIP's Board of Trustees.

  Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by MIP's Board of Trustees, are valued at fair value as determined in good faith by or under the direction of MIP's Board of Trustees or its delegates. MIP's Board of Trustees reviews the method of valuation on a current basis. Restricted securities that are, or are convertible into, securities of the same class of securities for which a public market exists usually are valued at market value less the same percentage discount at which such securities were purchased. This discount may be revised periodically if BGFA believes that the discount no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually are valued initially at cost. Any subsequent adjustment from cost is based upon considerations deemed relevant by or under the direction of MIP's Board of Trustees or its delegates.

  Any assets or liabilities initially expressed in terms of foreign currency are translated into dollars using information provided by pricing entities, such as Morgan Stanley Capital International or Gelderman Data Service, or at a quoted market exchange rate as may be determined to be appropriate by BGFA. Forward currency contracts are valued at the current cost of offsetting the contract. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place contemporaneously with the determination of prices of the foreign securities held by a LifePath Master Portfolio. In addition, foreign securities held by a LifePath Master Portfolio may be traded actively in securities markets which are open for trading on days when the Master Portfolio does not determine its net asset value. Accordingly, there may be occasions when a

LifePath Master Portfolio does not calculate its net asset value but when the value of such Master Portfolio's portfolio securities is affected by such trading activity.

  Fixed-income securities are valued each business day using available market quotations or at fair value as determined by one or more independent pricing services (collectively, the "Service") approved by MIP's Board of Trustees. The Service may use available market quotations, employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by MIP's officers under the general supervision of MIP's Board of Trustees.

  Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of each LifePath Master Portfolio's shares.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

  Each LifePath Fund intends to qualify each year as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Such qualification requires, among other things, that (a) at least 90% of each Fund's annual gross income be derived from interest, payments with respect to securities loans, dividends, and gains from the sale or other disposition of securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to each Fund's business of investing in such securities or currencies; (b) each Fund generally derives less than 30% of its gross income from gains from the sale or other disposition of securities, options, futures or forward contracts held for less than three months; and (c) each Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of each Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of each Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

  For purposes of complying with these qualification requirements, each LifePath Fund will be deemed to own a proportionate share of its corresponding Master Portfolio's assets. As a regulated investment company, each Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income (including its net tax-exempt income) earned in each year.

  Generally, dividends and capital gain distributions are taxable to shareholders when they are received. However, such dividends and distributions declared payable as of a record date in October, November or December of any calendar year are deemed under the Code to have been paid by the Fund and received by the shareholder on December 31 of that calendar year if the dividend is actually paid in the following January. Such dividends and distributions will, accordingly, be taxable to the recipient shareholders in the year in which the record date falls.

  In addition, a 4% nondeductible excise tax will be imposed on each Fund to the extent it does not meet certain minimum distribution requirements of its net investment income and net realized capital gains by the end of each calendar year, but each Fund will either actually or be deemed to distribute substantially all of this income and therefore expects not to be subject to the excise.

  Depending on the composition of a regulated investment company's income, a portion of the dividends paid by the regulated investment company from its net investment income may qualify for the dividends-received deduction allowable to certain U.S. corporate shareholders. In general, dividend income of the regulated investment company distributed to qualifying corporate shareholders is eligible for the dividends-received deduction only to the extent that (i) the regulated investment company's income consists of dividends paid by U.S. corporations and (ii) the regulated investment company would have been entitled to the dividends received deduction with respect to such dividend income if the regulated investment company were not a regulated investment company under the Code. A corporate shareholder of the Fund must hold the Fund shares upon which the qualifying dividend is paid for at least 46 days to be entitled to the dividends-received deduction. The Code also provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends-received deduction.

  Income received by each Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Because not more than 50% of the value of the total assets of any Fund is expected to consist of securities of foreign issuers, no Fund will be eligible to elect to "pass through" foreign tax credits to its shareholders.

  Ordinarily, gains and losses realized from portfolio transactions are treated as capital gain or loss, except in certain cases, including where a Master Portfolio acquires a put or grants a call thereon. Gain recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Master Portfolio at a market discount (generally, at a price less than its principal amount) will generally be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Master Portfolio held the debt obligation. Other gains or losses on the sale of securities will generally be short-term capital gains or losses. To the extent that a Fund recognizes long-term capital gains, such gains will be distributed at least annually. Distributions of long-term capital gains will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares.

  If a shareholder receives a designated capital gain distribution on a Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, any loss realized by a shareholder upon the sale or redemption of Fund shares held less than six months will be disallowed to the extent of any tax-exempt interest dividends received by the shareholder thereon. These rules shall not apply to losses incurred under a periodic redemption plan.

  As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.6% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28%; and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35% (however, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000).

  If a shareholder disposes of Fund shares with reinvestment rights within 90 days of acquiring such shares and subsequently reacquires Fund shares or shares of another regulated investment company with a reduced or eliminated sales charge pursuant to the reinvestment rights, the sales charge incurred, if any, to acquire the disposed shares (to the extent such previous sales charges do not exceed the reduction or elimination of sales charges incurred on the subsequent acquisition) shall not be taken into account for the purpose of determining the amount of gain or loss on the initial disposition. To the extent any sales charge is consequently not taken into account, it will be treated as having been incurred in the subsequent acquisition. In addition, any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

  If an option granted by a Master Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Master Portfolio of the option from its holder, the Master Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Master Portfolio in the closing transaction. Recognition of capital losses may be deferred if they result from a position which is part of a tax "straddle," as discussed below. If securities are sold by a Master Portfolio pursuant to the exercise of a call option granted by it, such Master Portfolio will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Master Portfolio pursuant to the exercise of a put option granted by it, the Master Portfolio will subtract the premium received from its cost basis in the securities purchased.

  Under Section 1256 of the Code, gain or loss realized by a regulated investment company from certain financial forward, futures and options transactions is treated as 60% long-term capital gain (or loss) and 40% short-term capital gain (or loss) (the "60%/40% rule"). Gain or loss may arise upon the exercise or lapse of such forward contracts, futures and options as well as from closing transactions. In addition, any such forward contracts, futures or options remaining unexercised at the end of the regulated investment company's taxable year are treated as sold for their then fair market value, resulting in additional gain or loss to the regulated investment company characterized in the manner described above (the "marked-to-market rule").

Transactions that qualify as designated hedges are exempted from the marked-to-market rule and the 60%/40% rule.

  All or a portion of the gain or loss from the disposition of non-U.S. dollar denominated securities (including debt instruments, certain financial forward, futures and option contracts, and certain preferred stock) may be treated as ordinary income or loss under Section 988 of the Code (relating to the taxation of foreign currency transactions). Furthermore, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258. Conversion transactions are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

  Offsetting positions held by a regulated investment company involving certain financial forward, futures or option contracts may be considered, for tax purposes, to constitute straddles. Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256.

  If a regulated investment company was treated as entering into straddles by reason of its engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256. The regulated investment company may make one or more elections with respect to mixed straddles, and, depending upon which elections are made, if any, the tax consequences with respect to the transaction may differ. Generally, to the extent the straddle rules apply to positions established by the regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

  Foreign Shareholders. Under the Code, distributions of net investment income by a Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. withholding tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

  Other Matters. Investors should be aware that the investments to be made by a Master Portfolio may involve sophisticated tax rules such as the original issue discount and real estate mortgage investment conduit ("REMIC") rules that would result in income or gain recognition by the Master Portfolio, and its corresponding Fund, without corresponding cash receipts.

Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case a Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.


                                 CAPITAL STOCK

  As of May 30, 1997, the shareholders identified below were known by the Trust to own 5% or more of a LifePath Fund or 5% or more of the Class A, Class B and Institutional Class shares of a LifePath Fund's outstanding shares in the following capacity:

                           NAME AND ADDRESS                   PERCENTAGE    PERCENTAGE     CAPACITY
NAME OF FUND                OF SHAREHOLDER                     OF CLASS       OF FUND       OWNED
------------             --------------------                 -----------   -----------   ----------
LifePath 2000            Wells Fargo Bank                          15.61%        15.61%      Record
Class A                  FBO Retirement Plans Omnibus
                         P.O. Box 63015
                         San Francisco, CA  94163

LifePath 2000            Stephens Inc.                               100%         N/A        Record
Institutional Class      111 Center Street
                         Little Rock, AR  72201

LifePath 2010            Wells Fargo Bank                          26.91%        26.75%      Record
Class A                  FBO Retirement Plans Omnibus
                         P.O. Box 63015
                         San Francisco, CA  94163

LifePath 2010            Dorothy J. Duncan                          5.70%         N/A        Beneficial
Class B                  11707 Judy Ave.
                         Bakersfield, CA  93312

LifePath 2010            Stephens Inc.                              7.15%         N/A        Record
Class B                  FBO Account 77379072
                         P.O. Box 34127
                         Little Rock, AR  72203

LifePath 2010            Stephens Inc.                             11.39%         N/A        Record
Class B                  FBO Account 74037384
                         P.O. Box 34127
                         Little Rock, AR  72203

LifePath 2010            Stephens Inc.                             14.47%         N/A        Record
Class B                  FBO Account 76167325
                         P.O. Box 34127
                         Little Rock, AR  72203

LifePath 2010            Stephens Inc.                             42.41%         N/A        Beneficial
Institutional Class      111 Center Street
                         Little Rock, AR  72201

LifePath 2010            Charles Schwab & Co., Inc.                57.59%         N/A        Record
Institutional Class      Special Custody A/C FEBO Customers
                         101 Montgomery Street
                         San Francisco, CA  94104

LifePath 2020            Wells Fargo Bank                          32.09%        31.71%      Record
Class A                  FBO Retirement Plans Omnibus
                         P.O. Box 63015
                         San Francisco, CA  94163

                            NAME AND ADDRESS                    PERCENTAGE    PERCENTAGE    CAPACITY
NAME OF FUND                 OF SHAREHOLDER                      OF CLASS      OF FUND        OWNED
------------             ---------------------                  ----------    ----------    ----------
LifePath 2020            Herman Goldstein                           6.97%         N/A       Beneficial
Class B                  150 Font Blvd. Apt. 5-L
                         San Francisco, CA  94132

LifePath 2020            Fred S. and Barbara J. Holmes             24.66%         N/A       Beneficial
Class B                  801 A Street
                         Taft, CA  93268

LifePath 2020            Stephens Inc.                             21.48%         N/A       Beneficial
Institutional Class      111 Center Street
                         Little Rock, AR  72201

LifePath 2020            Charles Schwab & Co., Inc.                78.52%         N/A       Record
Institutional Class      Special Custody A/C FEBO Customers
                         101 Montgomery Street
                         San Francisco, CA  94104

LifePath 2030            Wells Fargo Bank                          35.25%        34.72%     Record
Class A                  FBO Retirement Plans Omnibus
                         P.O. Box 63015
                         San Francisco, CA  94163

LifePath 2030            Stephens Inc.                              6.88%         N/A       Record
Class B                  FBO Account 75910760
                         P.O. Box 34127
                         Little Rock, AR 72203

LifePath 2030            Stephens Inc.                              8.17%         N/A       Record
Class B                  FBO Account 75922715
                         P.O. Box 34127
                         Little Rock, AR  72203

LifePath 2030            Nirmal S. Gill                             8.21%         N/A       Beneficial
Class B                  3404 McKee Road
                         Bakersfield, CA  93313

LifePath 2030            Fred S. and Barbara J. Holmes              9.17%         N/A       Beneficial
Class B                  801 A Street
                         Taft, CA  93268

LifePath 2030            Stephens Inc.                             38.98%         N/A       Beneficial
Institutional Class      111 Center Street
                         Little Rock, AR  72201

LifePath 2030            Charles Schwab & Co, Inc.                 61.02%         N/A       Record
Institutional Class      Special Custody A/C FEBO Customers
                         101 Montgomery Street
                         San Francisco, CA  94104


                           NAME AND ADDRESS                     PERCENTAGE    PERCENTAGE    CAPACITY
NAME OF FUND               OF SHAREHOLDER                        OF CLASS      OF FUND       OWNED
------------             --------------------                   ----------    ----------    ----------
LifePath 2040            Wells Fargo Bank                          38.05%        37.52%      Record
Class A                  FBO Retirement Plans Omnibus
                         P.O. Box 63015
                         San Francisco, CA  94163

LifePath 2040            Stephens Inc.                              6.77%          N/A       Beneficial
Class B                  FBO Account  74023594
                         P.O. Box 34127
                         Little Rock, AR  72203

LifePath 2040            Stephens Inc.                             80.22           N/A       Beneficial
Institutional Class      111 Center Street
                         Little Rock, AR  72201

LifePath 2040            Charles Schwab & Co., Inc.                19.78%          N/A       Record
Institutional Class      Special Custody AC FEBO Customers
                         101 Montgomery Street
                         San Francisco, CA  94101


  For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).


                            PERFORMANCE INFORMATION

  Net asset value, total return and yield quotations are computed separately for each class of Fund shares. Because of the differences in the fees and expenses borne by Class A and Class B shares of the Funds, the return/yield on such shares can be expected, at any given time, to be lower than the return/yield on Institutional Class shares. Distributions to holders of Class A and Class B shares are reduced by the amount of distribution-related expenses payable under the Distribution Plan for each such Class. The performance information for the Class B shares reflects the maximum contingent deferred sales charge for the applicable period ("CDSC").

  Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

  Total return is calculated by subtracting the amount of the net asset value per share of a class at the beginning of a stated period from the net asset value per share of a class at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share of a class at the beginning of the period.

  CLASS B SHARES COMMENCED OPERATIONS ON MARCH 3, 1997. THE CLASS B PERFORMANCE INFORMATION SHOWN BELOW FOR PERIODS PRIOR TO THIS TIME, REFLECTS THE PERFORMANCE OF THE CLASS A SHARES OF THE LIFEPATH FUNDS DURING THE APPLICABLE PERIOD, ADJUSTED TO REFLECT CLASS B SHARE EXPENSE LEVELS IN EFFECT ON MARCH 3, 1997.

  For the fiscal year ended February 28, 1997, the average annual total returns on shares of each class of the Funds were as follows:

                               CLASS A                  CLASS B           INSTITUTIONAL
FUND                    WITH LOAD    W/O LOAD    WITH CDSC    W/O CDSC        CLASS
----                    ----------   ---------   ----------   ---------   --------------
LifePath 2000 Fund            n/a        6.74%         n/a         n/a             7.23%
LifePath 2010 Fund           6.56%      11.60%        6.06%      11.06%           11.89%
LifePath 2020 Fund           9.53%      14.65%        9.14%      14.14%           15.14%
LifePath 2030 Fund          11.76%      17.01%       11.48%      16.48%           18.13%
LifePath 2040 Fund          14.72%      20.17%       14.66%      19.66%           19.89%

  For the period from inception (March 1, 1994) to February 28, 1997, the average annual total returns on shares of each class of the Funds were as follows:

                                CLASS A                 CLASS B           INSTITUTIONAL
FUND                    WITH LOAD    W/O LOAD    WITH CDSC    W/O CDSC        CLASS
----                    ----------   ---------   ----------   ---------   --------------
LifePath 2000 Fund            n/a        7.18%         n/a        n/a              7.51%
LifePath 2010 Fund           9.55%      11.24%        9.89%      10.72%           11.52%
LifePath 2020 Fund          11.92%      13.64%        9.14%      14.14%           13.98%
LifePath 2030 Fund          13.73%      15.49%       14.18%      14.94%           16.11%
LifePath 2040 Fund          15.91%      17.70%       16.41%      17.14%           17.86%

  The Funds may advertise the cumulative total return on a class of its shares. Cumulative total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share of a class at the beginning of the period. Advertisements may include the percentage rate of total return on a class of shares or may include the value of a hypothetical investment in shares at the end of the period which assumes the application of the percentage rate of total return.

  In addition to the above performance information, the Funds may also advertise the cumulative total return for one-month, three-month, six-month, and year-to-date periods. The cumulative total return for such periods is based on the overall percentage change in value of a hypothetical investment in a class of shares of the Fund, assuming all dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

  For the period from inception (March 1, 1994) to February 28, 1997, the cumulative total returns on shares of each class of the Funds were as follows:


                               CLASS A                  CLASS B
FUND                    WITH LOAD    W/O LOAD    WITH CDSC    W/O CDSC
----                    ----------   ---------   ----------   ---------
LifePath 2000 Fund           n/a        23.12         n/a         n/a
LifePath 2010 Fund          31.48%      37.66%       32.71%      35.71%
LifePath 2020 Fund          40.18%      46.77%       41.69%      44.69%
LifePath 2030 Fund          47.11%      54.02%       48.85%      51.85%
LifePath 2040 Fund          55.73%      63.05%       57.74%      60.74%


  As indicated in the Prospectus, the Funds may advertise certain yield information. As, and to the extent required by the SEC, yield will be calculated based on a 30-day (or one-month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula: YIELD=2[(((a-b)/cd)+1)/6/-1], where a=dividends and interest earned during the period; b=expenses accrued for the period (net of reimbursements); c=the average daily number of shares outstanding during the period that were entitled to receive dividends; and d=the maximum offering price per share on the last day of the period. The net investment income of a Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in a Fund's net investment income. For purposes of sales literature, yield also may be calculated on the basis of the net asset value per share rather than public offering price, provided that the yield data derived pursuant to the calculation described above also are presented.

  From time to time, the Trust may use, in advertisements and other types of literature, information and statements describing the LifePath Funds as the first mutual funds to offer a flexible investment strategy designed to change over specific time horizons.

  From time to time and only to the extent the comparison is appropriate for the LifePath Funds, the Trust may quote performance or price-earning ratios for a class of the Funds in advertising and other types of literature as compared to the performance of the Lehman Brothers Municipal Bond Index, 1-Year Treasury Bill Rate, S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The Funds' performance also may be compared to the performance of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The performance of a class of the Funds will be calculated by relating net asset value per share of a class at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains, distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the Funds' past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Trust also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

  In addition, the Trust also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Trust also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day." The Trust also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Master Portfolios' investment adviser or its affiliates.

  From time to time the Trust may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

  The Trust may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Funds:
(i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of the Funds or the general economic, business, investment, or financial environment in which the Funds operate; (iii) the effect of tax-deferred compounding on the investment returns of the Funds, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Funds (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance of the Funds or current or potential value with respect to the particular industry or sector.

  The Trust also may discuss in advertising and other types of literature that the Funds have been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Funds' shares since the rating would not comment on the market price of the Funds' shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Trust may compare the Funds' performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Funds' past performance with other rated investments.

  From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements." The Trust may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Trust's investment adviser. The Trust may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a Fund's investment adviser or sub-adviser. The Trust may disclose in advertising, statements and other literature the amount of assets and mutual fund assets managed by Wells Fargo Bank, BGFA or their affiliates. As of March 31, 1997, Wells Fargo Bank provided investment advisory services for approximately $56 billion of assets of individuals, trusts, estates and institutions and $17 billion of mutual fund assets. As of April 30, 1997, BGFA and its affiliates provided investment advisory services for approximately $429 billion of assets.

                            PORTFOLIO TRANSACTIONS

  Since each Fund invests all of its assets in a corresponding Master Portfolio of MIP, set forth below is a description of the Master Portfolios' policies governing portfolio securities transactions.

  Purchases and sales of equity securities on a securities exchange usually are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Barclays Global Investors Services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

  Purchases of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities may also be purchased in underwritten offerings or directly from an issuer. Generally debt obligations are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with MIP are prohibited from dealing with MIP as a principal in the purchase and sale of portfolio securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Master Portfolios may purchase securities from underwriting syndicates of which Stephens or BGFA is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by MIP's Board of Trustees.

  MIP has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by MIP's Board of Trustees, BGFA, as adviser, is responsible for the Master Portfolio's investment decisions and the placing of portfolio transactions. In placing orders, it is MIP's policy to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. BGFA generally seeks reasonably competitive spreads or commissions.

  In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. As a result, a Master Portfolio may pay a broker/dealer which furnishes brokerage services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that such commission is determined to be reasonable in relation to the value of the brokerage services provided by such broker/dealer. Certain of the broker/dealers with whom the Master Portfolios may transact business may offer commission rebates to the Master Portfolios. BGFA considers such rebates in assessing the best overall terms available for any transaction. MIP's Board of Trustees will periodically review the commissions paid by the Master Portfolios to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Master Portfolios.

  Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to a Master Portfolio in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

  BROKERAGE COMMISSIONS. For the fiscal years ended February 28, 1995, February
  ---------------------
29, 1996 and February 28, 1997, the corresponding Master Portfolio of each LifePath Fund paid the dollar amounts of brokerage commissions indicated below. None of these brokerage commissions were paid to affiliated brokers.

                                                      COMMISSIONS PAID
MASTER PORTFOLIO                                 1995       1996      1997
----------------                                -------   --------   -------
LifePath 2000 Master Portfolio                  $24,231    $ 8,311   $ 3,639
LifePath 2010 Master Portfolio                  $28,830    $12,053   $ 8,837
LifePath 2020 Master Portfolio                  $56,540    $29,666   $12,383
LifePath 2030 Master Portfolio                  $37,890    $33,786   $ 6,927
LifePath 2040 Master Portfolio                  $56,183    $71,608   $28,047

  SECURITIES OF REGULAR BROKER DEALERS. As of February 28, 1997, the
  ------------------------------------
corresponding Master Portfolio of each LifePath Fund owned securities of its "regular brokers or dealers" or their parents, as defined in the 1940 Act, as follows:

MASTER PORTFOLIO           BROKER/DEALER           AMOUNT
----------------           --------------        -----------
LifePath 2000              Salomon Inc.          $     6,619
                           Goldman Sachs         $15,000,000
                           Morgan Stanley        $    12,499

LifePath 2010              Salomon Inc.          $    52,065
                           Goldman Sachs         $13,000,000
                           Morgan Stanley        $    81,431

LifePath 2020              Salomon Inc.          $   101,238
                           Goldman Sachs         $27,000,000
                           Morgan Stanley        $   164,756

LifePath 2030              Salomon Inc.          $    78,209
                           Goldman Sachs         $15,000,000
                           Morgan Stanley        $   126,124

LifePath 2040              Salomon Inc.          $   144,347
                           Goldman Sachs         $19,000,000
                           Morgan Stanley        $   227,313

                          INFORMATION ABOUT THE FUNDS

  Each Fund share, irrespective of class, has one vote and when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive, subscription or conversion rights and are freely transferable. Each share of a class has identical voting rights with respect to the Fund of which it is a part provided that there are certain matters which affect one class but not another. Currently, the only such matters are the existence of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act and Shareholder Servicing Plans with respect to the Class A and Class B shares, but not the Institutional Class shares. On this matter the shareholders of the affected class vote as a class.

  Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment trust, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by such matter. Rule 18f-2 further provides that a Fund shall be deemed to be affected by a matter unless it is clear that the interests of such Fund in the matter are identical or that the matter does not affect any interest of such Fund. However, the Rule exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of the Rule.

  Each Fund sends annual and semi-annual financial statements to all its shareholders of record.

                                    COUNSEL

  Morrison & Forester LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds' Prospectus.

                             INDEPENDENT AUDITORS

  KPMG Peat Marwick LLP, Three Embarcadero Center, San Francisco, California 94111, independent auditors, have been selected as each Fund's independent auditors. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain Securities and Exchange Commission filings.

                             FINANCIAL INFORMATION

  The portfolio of investments, audited financial statements and independent auditors' report for the fiscal year ended February 28, 1997 for each LifePath Fund of the Trust and each corresponding LifePath Master Portfolio of MIP are hereby incorporated by reference to the Trust's Annual Reports, as filed with the SEC on May 2, 1997. The portfolio of investments, audited financial statements and independent auditors' report for the Funds are attached to all SAIs delivered to shareholders or prospective shareholders.

                                   APPENDIX

  Description of certain ratings assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff") and IBCA Inc. and IBCA Limited ("IBCA"):


S&P

BOND RATINGS

AAA

  Bonds rated "AAA" have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA

  Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A

  Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

BBB

  Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

  S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the "AAA" (Prime Grade) category.

COMMERCIAL PAPER RATING

  The designation "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an "A-2" designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

MOODY'S

BOND RATINGS

AAA

  Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA

  Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A

  Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA

  Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the "Aaa" category. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

COMMERCIAL PAPER RATING

  The rating Prime-1 ("P-1") is the highest commercial paper rating assigned by Moody's. Issuers of "P-1" paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers (or relating supporting institutions) rated Prime-2 ("P-2") have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


FITCH

BOND RATINGS

  The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

AAA

  Bonds rated "AAA" are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA

  Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A

  Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


BBB

  Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

SHORT-TERM RATINGS

  Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

  Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+

  Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1

  Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2

  Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

DUFF

BOND RATINGS

AAA

  Bonds rated "AAA" are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA

  Bonds rated "AA" are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A

  Bonds rated "A" have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB

  Bonds rated "BBB" are considered to have below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

  Plus (+) and minus (-) signs are used with a rating symbol (except "AAA") to indicate the relative position of a credit within the rating category.

COMMERCIAL PAPER RATING

  The rating "Duff-1" is the highest commercial paper rating assigned by Duff. Paper rated "Duff-1" is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated "Duff-2" is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and Trust fundamentals. Risk factors are small.


IBCA

BOND AND LONG-TERM RATINGS

  Obligations rated "AAA" by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated "AA" by

IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

COMMERCIAL PAPER AND SHORT-TERM RATINGS

  The designation "A1" by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated "A1+" are supported by the highest capacity for timely repayment. Obligations rated "A2" are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

INTERNATIONAL AND U.S. BANK RATINGS

  An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

                               STAGECOACH TRUST
                         File Nos. 33-64352; 811-7780

                           PART C. OTHER INFORMATION
                           -------------------------


Item 24. Financial Statements and Exhibits
-------  ---------------------------------

    (a)  Financial Statements:

         The portfolio of investments, audited financial statements and independent auditors' reports for the LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds of the Trust and corresponding Master Portfolios of Master Investment Portfolio ("MIP"), for the fiscal year ended February 28, 1997, are hereby incorporated by reference to the Trust's Annual Reports, as filed with the SEC on May 2, 1997.


    (b)  Exhibits:

    Exhibit
    Number         Description
    -------        -----------
    1              -  Amended and Restated Agreement and Declaration of Trust,
                      filed herewith.

    2              -  By-Laws, filed herewith.

    3              -  Not Applicable.

    4              -  Not Applicable.

    5              -  Administration Agreement with Stephens Inc.,
                      incorporated by reference to Post-Effective Amendment
                      No. 5 to the Registration Statement filed on
                      June 28, 1996.

    6              -  Distribution Agreement with Stephens Inc. incorporated
                      by reference to Post-Effective Amendment No. 5 to the
                      Registration Statement filed on June 28, 1996.

    7              -  Not Applicable.

    8              -  Custody Agreement  with Investors Bank & Trust Company, to be filed by amendment

    9(a)           -  Shareholder Services Agreement with Stephens Inc.
                      incorporated by reference to Post-Effective Amendment
                      No. 5 to the Registration Statement filed on
                      June 28, 1996.

    9(b)           -  Shareholder Services Plan, incorporated by reference to
                      Post-Effective Amendment No. 5 to the Registration
                      Statement filed on June 28, 1996.

    9(c)           -  Class B Shares Servicing Plan, incorporated by reference to Post-Effective Amendment No. 6 to the Registration
                      Statement filed on November 15, 1996.




    Exhibit
    Number         Description
    -------        -----------
    9(d)           -  Agency Agreement with Wells Fargo Bank, N.A., filed
                      herewith.

    10             -  Opinion and Consent of Counsel, filed herewith.

    11             -  Consent of Auditors - KPMG Peat Marwick, LLP, filed
                      herewith.

    12             -  Not Applicable

    13             -  Not Applicable

    14             -  Not Applicable

    15(a)          -  Retail (Class A) Shares Distribution Plan, filed herewith.

    15(b)          -  Class B Shares Distribution Plan, incorporated by
                      reference to Post-Effective Amendment No. 6 to the
                      Registration Statement filed on November 15, 1996.

    16             -  Not Applicable

    17             -  See Exhibit 27.

    18             -  Rule 18f-3 Multi-Class Plan, incorporated by reference to
                      Post-Effective Amendment No. 6 to the Registration
                      Statement filed on November 15, 1996.

    19             -  Powers of Attorney for R. Greg Feltus, Jack S. Euphrat,
                      Thomas S. Goho, Joseph N. Hankin, W. Rodney Hughes,
                      Robert M. Joses and J. Tucker Morse, filed herewith.

    27.1           -  Financial Data Schedule - LifePath 2000 Fund - Institutional Class

    27.2           -  Financial Data Schedule - LifePath 2000 Fund -
                      Retail Class

    27.3           -  Financial Data Schedule - LifePath 2010 Fund - Institutional Class

    27.4           -  Financial Data Schedule - LifePath 2010 Fund -
                      Retail Class

    27.5           -  Financial Data Schedule - LifePath 2020 Fund - Institutional Class

    27.6           -  Financial Data Schedule - LifePath 2020 Fund -
                      Retail Class

    27.7           -  Financial Data Schedule - LifePath 2030 Fund - Institutional Class

    27.8           -  Financial Data Schedule - LifePath 2030 Fund -
                      Retail Class

    27.9           -  Financial Data Schedule - LifePath 2040 Fund - Institutional Class

    27.10          -  Financial Data Schedule - LifePath 2040 Fund -
                      Retail Class



Item 25.  Persons Controlled by or Under Common Control with Registrant
-------   -------------------------------------------------------------

          As of May 30, 1997, each of the LifePath Funds owned the following percentages of the corresponding Master Portfolios of MIP and therefore could be considered a controlling person of the corresponding Master Portfolio for purposes of the 1940 Act.


                                                                   Percentage of
                             Corresponding                         Outstanding
Fund                         Master Portfolio                      Beneficial Interests
----                         ----------------                      --------------------
LifePath 2000 Fund           LifePath 2000 Master Portfolio        63.59%
LifePath 2010 Fund           LifePath 2010 Master Portfolio        48.54%
LifePath 2020 Fund           LifePath 2020 Master Portfolio        56.64%
LifePath 2030 Fund           LifePath 2030 Master Portfolio        62.89%
LifePath 2040 Fund           LifePath 2040 Master Portfolio        72.71%

Item 26.  Number of Holders of Securities
-------   -------------------------------

          As of May 30, 1997, the number of record shareholders of each Class of the Funds were as follows:

                                                  Number of
          Title of Class                          Record Holders
          --------------                          --------------
          LifePath 2000 Fund
           Class A                                2,588
           Institutional Class                    1

          LifePath 2010 Fund
           Class A                                2,645
           Class B                                36
           Institutional Class                    2

          LifePath 2020 Fund
           Class A                                4,296
           Class B                                86
           Institutional Class                    2

          LifePath 2030 Fund
           Class A                                3,061
           Class B                                100
           Institutional Class                    2

          LifePath 2040 Fund
           Class A                                6,381
           Class B                                296
           Institutional Class                    2

Item 27.  Indemnification
-------   ---------------

          Reference is made to Article 8 of the Registrant's Declaration of Trust. The application of these provisions is limited by Article 10 of the Registrant's By-Laws filed as and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.


Item 28.  Business and Other Connections of the Investment Adviser
-------   --------------------------------------------------------

          Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI", formerly, Wells Fargo Institutional Trust Company), serves as investment adviser to the Funds' corresponding Master Portfolios and to certain other open-end management investment companies and various other institutional investors.

          The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business of BGFA and the business of the former sub-adviser to the Funds, Wells Fargo Nikko Investment Advisors ("WFNIA") and, in some cases, the service business of BGI. With the exception of Irving Cohen, each of the directors and executive officers of BGFA will also have substantial responsibilities as directors and/or officers of BGI. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.


Name and                          Principal Business(es) During at
Position at BGFA                  Least the Last Two Fiscal Years
----------------                  --------------------------------
Frederick L.A. Grauer             Director of BGFA and Co-Chairman and Director of BGI
Director                          45 Fremont Street, San Francisco, CA 94105

Patricia Dunn                     Director of BGFA and Co-Chairman and Director of BGI
Director                          45 Fremont Street, San Francisco, CA 94105


Lawrence C. Tint                  Chairman of the Board of Directors
Chairman and Director             of BGFA and Chief Executive Officer of BGI
                                  45 Fremont Street, San Francisco, CA 94105

Geoffrey Fletcher                 Chief Financial Officer of BGFA and BGI since May 1997
Chief Financial Officer           45 Fremont Street, San Francisco, CA 94105
                                  Managing Director and Principal Accounting
                                  Officer at Bankers Trust Company from 1988-1997
                                  505 Montgomery Street, San Francisco, CA 94111

        Prior to January 1, 1996, Wells Fargo Bank, N.A. ("Wells Fargo Bank"), a wholly owned subsidiary of Wells Fargo & Company, served as investment adviser to each of the Fund's corresponding Master Portfolio's investment portfolios, and to certain other registered open-end management investment companies. Wells Fargo Bank's business is that of a national banking association with respect to which it conducts a variety of commercial banking and trust activities.

        To the knowledge of Registrant, none of the directors or executive officers of Wells Fargo Bank, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain executive officers also hold various positions with and engage in business for Wells Fargo & Company. Set forth below are the names and principal businesses of the directors and executive officers of Wells Fargo Bank who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature for their own account or in the capacity of director, officer, employee, partner or trustee. All the directors of Wells Fargo Bank also serve as directors of Wells Fargo & Company.


Name and Position                 Principal Business(es) and Address(es)
at Wells Fargo Bank               During at Least the Last Two Fiscal Years
-------------------               -----------------------------------------
H. Jesse Arnelle                  Senior Partner of Arnelle, Hastie, McGee,
Director                          Willis & Greene
                                  455 Market Street
                                  San Francisco, CA  94105

                                  Director of Armstrong World Industries, Inc.
                                  5037 Patata Street
                                  South Gate, CA  90280

                                  Director of Eastman Chemical Corporation
                                  12805 Busch Place
                                  Santa Fe Springs, CA  90670

                                  Director of FPL Group, Inc.
                                  700 Universe Blvd.
                                  P.O. Box 14000
                                  North Palm Beach, FL  33408


Michael R. Bowlin            Chairman of the Board of Directors, Chief
Director                     Executive Officer,
                             Chief Operating Officer and President of
                             Atlantic Richfield Co. (ARCO)
                             Highway 150
                             Santa Paula, CA  93060

Edward Carson                Chairman of the Board and Chief Executive Officer
Director                     of First Interstate Bancorp
                             633 West Fifth Street
                             Los Angeles, CA  90071

                             Director of Aztar Corporation
                             2390 East Camelback Road
                             Suite 400
                             Phoenix, AZ  85016

                             Director of Castle & Cook, Inc.
                             10900 Wilshire Blvd.
                             Los Angeles, CA  90024

                             Director of Terra Industries, Inc.
                             1321 Mount Pisgah Road
                             Walnut Creek, CA  94596

William S. Davilla           President (Emeritus) and a Director of
Director                     The Vons Companies, Inc.
                             618 Michillinda Ave.
                             Arcadia, CA  91007

                             Director of Pacific Gas & Electric Company
                             788 Taylorville Road
                             Grass Valley, CA  95949

Rayburn S. Dezember          Director of CalMat Co.
Director                     3200 San Fernando Road
                             Los Angeles, CA  90065
                             Director of Tejon Ranch Company
                             P.O. Box 1000
                             Lebec, CA  93243

                             Director of The Bakersfield Californian
                             1707 I Street  P.O. Box 440
                             Bakersfield, CA  93302

                             Trustee of Whittier College
                             13406 East Philadelphia Ave.
                             P.O. Box 634
                             Whittier, CA  90608

Paul Hazen                   Chairman of the Board of Directors of
Chairman of the Board of     Wells Fargo & Company
Directors                    420 Montgomery Street
                             San Francisco, CA  94105

                             Director of Phelps Dodge Corporation
                             2600 North Central Ave.
                             Phoenix, AZ  85004

                             Director of Safeway, Inc.
                             4th and Jackson Streets
                             Oakland, CA  94660

Robert K. Jaedicke           Professor (Emeritus) of Accounting
Director                     Graduate School of Business at Stanford University
                             MBA Admissions Office
                             Stanford, CA  94305

                             Director of Bailard Biehl & Kaiser
                             Real Estate Investment Trust, Inc.
                             2755 Campus Dr.
                             San Mateo, CA  94403

                             Director of Boise Cascade Corporation
                             1111 West Jefferson Street
                             P.O. Box 50
                             Boise, ID  83728

                             Director of California Water Service Company
                             1720 North First Street
                             San Jose, CA  95112

                             Director of Enron Corporation
                             1400 Smith Street
                             Houston, TX  77002

                             Director of GenCorp, Inc
                             175 Ghent Road
                             Fairlawn, OH  44333

                             Director of Homestake Mining Company
                             650 California Street
                             San Francisco, CA  94108

Thomas L. Lee                Chairman and Chief Executive Officer of
Director                     The Newhall Land and Farming Company
                             10302 Avenue 7 1-2
                             Firebaugh, CA  93622


                             Director of Calmat Co.
                             501 El Charro Road
                             Pleasanton, CA  94588

                             Director of First Interstate Bancorp
                             633 West Fifth Street
                             Los Angeles, CA  90071

Ellen Newman                 President of Ellen Newman Associates
Director                     323 Geary Street
                             Suite 507
                             San Francisco, CA  94102

                             Chair (Emeritus) of the Board of Trustees
                             University of California at San Francisco
                             Foundation
                             250 Executive Park Blvd.
                             Suite 2000
                             San Francisco, CA  94143

                             Director of the California Chamber of Commerce
                             1201 K Street
                             12th Floor
                             Sacremento, CA  95814

Philip J. Quigley            Chairman, President and Chief Executive Officer of
Director                     Pacific Telesis Group
                             130 Kearney Street  Rm.  3700
                             San Francisco, CA  94108

Carl E. Reichardt            Director of Columbia/HCA Healthcare Corporation
Director                     One Park Plaza
                             Nashville, TN  37203

                             Director of Ford Motor Company
                             The American Road
                             Dearborn, MI  48121

                             Director of Newhall Management Corporation
                             23823 Valencia Blvd.
                             Valencia, CA  91355

                             Director of Pacific Gas and Electric Company
                             77 Beale Street
                             San Francisco, CA  94105

                             Retired Chairman of the Board of Directors
                             and Chief Executive Officer of Wells Fargo &
                             Company
                             420 Montgomery Street
                             San Francisco, CA  94105

Donald B. Rice               President and Chief Executive Officer of Teledyne,
Director                     Inc.
                             2049 Century Park East
                             Los Angeles, CA  90067

                             Retired Secretary of the Air Force
                             Director of Vulcan Materials Company
                             One MetroPlex Drive
                             Birmingham, AL  35209

Richard J. Stegemeier        Chairman (Emeritus) of Unocal Corp
Director                     44141 Yucca Avenue
                             Lancaster, CA  93534

                             Director of Foundation Health Corporation
                             166 4th
                             Fort Irwin, CA  92310

                             Director of Halliburton Company
                             3600 Lincoln Plaza
                             500 North Alcard Street
                             Dallas, TX  75201

                             Director of Northrop Grumman Corp.
                             1840 Century Park East
                             Los Angeles, CA  90067

                             Director of Outboard Marine Corporation
                             100 SeaHorse Drive
                             Waukegan, IL  60085

                             Director of Pacific Enterprises
                             555 West Fifth Street
                             Suite 2900
                             Los Angeles, CA  90031

                             Director of First Interstate Bancorp
                             633 West Fifth Street
                             Los Angeles, CA  90071

Susan G. Swenson             President and Chief Executive Officer of Cellular
Director                     One
                             651 Gateway Blvd.
                             San Francisco, CA  94080

David M. Tellep              Retired Chairman of the Board and Chief Executive
Director                     Officer of
                             Martin Lockheed Corp
                             6801 Rockledge Drive
                             Bethesda, MD  20817

                             Director of Edison International
                             and Southern California Edison Company
                             2244 Walnut Grove Ave.
                             Rosemead, CA  91770

                             Director of First Interstate
                             633 West Fifth Street
                             Los Angeles, CA  90071

Chang-Lin Tien               Chancellor of the University of California at
Director                     Berkeley

                             Director of Raychem Corporation
                             300 Constitution Drive
                             Menlo Park, CA  94025

John A. Young                President, Chief Executive Officer and Director
Director                     of Hewlett-Packard Company
                             3000 Hanover Street
                             Palo Alto, CA  9434

                             Director of Chevron Corporation
                             225 Bush Street
                             San Francisco, CA  94104

                             Director of Lucent Technologies
                             25 John Glenn Drive
                             Amherst, NY  14228

                             Director of Novell, Inc.
                             11300 West Olympic Blvd.
                             Los Angeles, CA  90064

                             Director of Shaman Pharmaceuticals Inc.
                             213 East Grand Ave. South
                             San Francisco, CA  94080

William F. Zuendt            President of Wells Fargo & Company
President                    420 Montgomery Street
                             San Francisco, CA  94105

                             Director of 3Com Corporation
                             5400 Bayfront Plaza, P.O. Box 58145
                             Santa Clara, CA  95052

                             Director of the California Chamber of Commerce


       Prior to January 1, 1996, WFNIA served as sub-adviser to the Funds corresponding Master Portfolios, and as adviser or sub-adviser to various other open-end management investment companies. For additional information, see "Management of the Trust" in the Part B. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and management committees of WFNIA, reference is made to WFNIA's Form ADV and Schedules A and D filed under the Investment Advisers Act of 1940, SEC File No. 801-36479, incorporated herein by reference.


Item 29.  Principal Underwriters
-------   ----------------------

          (a) Stephens Inc., distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as principal underwriter for Overland Express Funds, Inc., MasterWorks Funds Inc., Stagecoach Funds, Inc., Nations Fund, Inc., Nations Fund Trust, Nations Fund Portfolios, Inc., Nations LifeGoal Funds, Inc. and Nations Institutional Reserves (formerly, The Capitol Mutual Funds), and is the exclusive placement agent for Master Investment Trust, Managed Series Investment Trust, Life & Annuity Trust and Master Investment Portfolio, all of which are registered open-end management investment companies, and has acted as principal underwriter for Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc., and Nations Managed Balanced Target Maturity Fund, Inc., which are closed-end management investment companies.

          (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D filed by Stephens Inc. with the Securities and Exchange Commission pursuant to The Investment Advisers Act of 1940 (file No. 501-15510).

          (c) Not applicable.


Item 30.  Location of Accounts and Records
-------   --------------------------------

          (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201.

          (b) BGFA maintains all Records relating to its services as investment adviser at 45 Fremont Street, San Francisco, California 94105.

          (c) Wells Fargo Bank maintains all Records relating to its services as investment adviser and custodian for the period prior to January 1, 1996 and for its services as co-administrator, and transfer and dividend disbursing agent at 525 Market Street, San Francisco, California 94105.

          (d) WFNIA and Wells Fargo Institutional Trust Company, N.A. maintain all Records relating to their services as sub-adviser and custodian, respectively, for the period prior to January 1, 1996, at 45 Fremont Street, San Francisco, California 94105.

          (e) Stephens maintains all Records relating to its services as sponsor, co-administrator and distributor at 111 Center Street, Little Rock, Arkansas 72201.

          (f) Investors Bank & Trust Company maintains all Records relating to its services as sub-administrator and custodian at 89 South Street, P.O. Box 1537, Boston, MA 02205-1537.


Item 31.  Management Services
-------   -------------------

          Other than as set forth under "Management of The Funds" in the Prospectuses constituting Part A of this Registration Statement and "Management Arrangements" in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Not Applicable.


Item 32.  Undertakings
-------   ------------

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c) Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of beneficial interest and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

          (d) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its most current annual report to shareholders, upon request and without charge.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Little Rock, State of Arkansas on the 27th day of June, 1997

                                         STAGECOACH TRUST


                                         By  /s/Richard H. Blank, Jr.
                                             ------------------------
                                             (Richard H. Blank, Jr.)
                                             Secretary and Treasurer
                                             (Principal Financial Officer)

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:


     Signature                                          Title
     ---------                                          -----

                *
     ------------------------                    Trustee, Chairman and President
     (R. Greg Feltus)                            (Principal Executive Officer)


     /s/Richard H. Blank, Jr.                    Secretary and Treasurer
     ------------------------
     (Richard H. Blank, Jr.)                     (Principal Financial Officer)

                *
     ------------------------                    Trustee
     (Jack S. Euphrat)

                *
     ------------------------                    Trustee
     (Thomas S. Goho)

                *
     ------------------------                    Trustee
     (Joseph N. Hankin)

                *
     ------------------------                    Trustee
     (W. Rodney Hughes)

                *
     ------------------------                    Trustee
     (Robert M. Joses)

                *
     ------------------------                    Trustee
     (J. Tucker Morse)



*By:  /s/Richard H. Blank, Jr.
      ------------------------
      (Richard H. Blank, Jr.)
      As Attorney-in-Fact
      June 27, 1997

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Little Rock, State of Arkansas on the 27th day of June, 1997

                                        MASTER INVESTMENT PORTFOLIO

                                        By:  /s/Richard H. Blank, Jr.
                                             ------------------------
                                             (Richard H. Blank, Jr.)
                                             Secretary and Treasurer
                                             (Principal Financial Officer)

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:


     Signature                                          Title
     ---------                                          -----

                *
     ------------------------                    Trustee, Chairman and President
     (R. Greg Feltus)                            (Principal Executive Officer)


     /s/Richard H. Blank, Jr.                    Secretary and Treasurer
     ------------------------
     (Richard H. Blank, Jr.)                     (Principal Financial Officer)

                *
     ------------------------                    Trustee
     (Jack S. Euphrat)

                *
     ------------------------                    Trustee
     (Thomas S. Goho)

                *
     ------------------------                    Trustee
     (Zoe Ann Hines)

                *
     ------------------------                    Trustee
     (W. Rodney Hughes)

                *
     ------------------------                    Trustee
     (Robert M. Joses)

                *
     ------------------------                    Trustee
     (J. Tucker Morse)


*By:  /s/Richard H. Blank, Jr.
      ------------------------
      (Richard H. Blank, Jr.)
      As Attorney-in-Fact
      June 27, 1997


                                STAGECOACH TRUST

                                 EXHIBIT INDEX

Exhibit Number                          Description
EX-27.1             .  Financial Data Schedule - LifePath 2000 Fund - Institutional Class

EX-27.2             .  Financial Data Schedule - LifePath 2000 Fund - Retail Class

EX-27.3             .  Financial Data Schedule - LifePath 2010 Fund - Institutional Class

EX-27.4             .  Financial Data Schedule - LifePath 2010 Fund - Retail Class

EX-27.5             .  Financial Data Schedule - LifePath 2020 Fund - Institutional Class

EX-27.6             .  Financial Data Schedule - LifePath 2020 Fund - Retail Class

EX-27.7             .  Financial Data Schedule - LifePath 2030 Fund - Institutional Class

EX- 27.8            .  Financial Data Schedule - LifePath 2030 Fund - Retail Class

EX- 27.9            .  Financial Data Schedule - LifePath 2040 Fund - Institutional Class

EX- 27.10           .  Financial Data Schedule - LifePath 2040 Fund - Retail Class

EX-99.B1            .  Amended and Restated Agreement and Declaration of Trust

EX-99.B2            .  By-Laws

EX-99.B9(d)         .  Agency Agreement with Wells Fargo Bank, N.A.

EX-99.B10           .  Opinion and Consent of Counsel - Morrison & Foerster LLP

EX-99.B11           .  Consent of Auditors - KPMG Peat Marwick LLP

EX-99.B15(a)        .  Class A Distribution Plan

EX-99.B19           .  Powers of Attorney for R. Greg Feltus, Jack S. Euphrat, Thomas S. Goho,
                       Joseph N. Hankin, W. Rodney Hughes, Robert M. Joses and J. Tucker Morse
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